Filed Pursuant to Rule 497(e) Registration Statement No. 333-175701
PROSPECTUS SUPPLEMENT (To Prospectus dated April 3, 2013)

3,097,284 Rights

Subscription Rights to Acquire Common Shares and Series A Cumulative Puttable and Callable Preferred Shares

The Gabelli Global Utility & Income Trust (the “Fund,” “we,” “us” or “our”) is issuing subscription rights (the “Rights”) to our common shareholders to purchase additional common shares and newly issued Series A Cumulative Puttable and Callable Preferred Shares (the “Series A Preferred”). The Rights may only be exercised to purchase an equal number of common shares and Series A Preferred and may not be exercised to purchase only common shares or Series A Preferred or an unequal number of common shares and Series A Preferred.

The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek a consistent level of after-tax return for its investors with an emphasis currently on tax-advantaged dividend income. The Fund’s investment adviser is Gabelli Funds, LLC (the “Investment Adviser”).

Our common shares are listed on the NYSE MKT under the symbol “GLU.” On May 2, 2013, the last reported NYSE MKT sale price of the common shares prior to the common shares trading ex-Rights was $23.35. The last reported net asset value of the common shares at the close of business on May 2, 2013 was $22.71.

An investment in the Fund is not appropriate for all investors. We cannot assure you that the Fund’s investment objective will be achieved. You should read this Prospectus Supplement and the accompanying Prospectus before deciding whether to invest in the Fund and retain it for future reference. The Prospectus Supplement and the accompanying Prospectus contain important information about us. Material that has been incorporated by reference and other information about us can be obtained from us by calling 800-GABELLI (422-3554) or from the Securities and Exchange Commission’s (“SEC”) website (http://www.sec.gov). For additional information, all holders of Rights should contact the Information Agent, Morrow & Co., LLC. Shareholders please call the Information Agent toll-free at 800-969-2372 (banks and brokers please call 203-658-9400) or send written requests to Morrow & Co., LLC, 470 West Avenue, Stamford, CT 06902.

Investing in common shares and Series A Preferred through Rights involves certain risks. You should review the information set forth under “Risk Factors and Special Considerations” in the accompanying Prospectus as well as in the “Special Risks of the Offering and the Series A Preferred” section of this Prospectus Supplement before investing in the common shares and Series A Preferred.

	Per Share	Total
Subscription price per common share to holders exercising Rights (1)	$18.50	$19,099,918
Subscription price per Series A Preferred to holders exercising Rights (1)	$50.00	$51,621,400
Underwriting discounts and commissions (2)	$0.25	$258,107
Proceeds, before expenses, to the Fund (3)	$68.25	$70,463,211

(1)	The Rights may only be exercised to purchase an equal number of common shares and Series A Preferred and may not be exercised to purchase only common shares or Series A Preferred or an unequal number of common shares and Series A Preferred.
(2)	The Dealer Manager will not receive a solicitation fee; however, each broker-dealer that has executed a soliciting dealer agreement and has solicited the exercise of the Rights will receive a fee of $0.25 for every set of three Rights exercised, subject to a maximum fee for each broker-dealer of $10,000. The fee in the table assumes the exercise of all the Rights, split equally among participating broker-dealers.
(3)	The aggregate expenses of the offering (excluding underwriting discounts and commissions) are estimated to be $545,000.

NEITHER THE SEC NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS SUPPLEMENT IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SHAREHOLDERS WHO DO NOT EXERCISE THEIR RIGHTS MAY, AT THE COMPLETION OF THE OFFERING, OWN A SMALLER PROPORTIONAL INTEREST IN THE FUND THAN IF THEY EXERCISED THEIR RIGHTS. AS A RESULT OF THE OFFERING YOU MAY EXPERIENCE DILUTION OR ACCRETION OF THE AGGREGATE NET ASSET VALUE OF YOUR COMMON SHARES DEPENDING UPON WHETHER THE FUND’S NET ASSET VALUE PER COMMON SHARE IS ABOVE OR BELOW THE SUBSCRIPTION PRICE ON THE EXPIRATION DATE.

The common shares and Series A Preferred are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about June 21, 2013. If the offer is extended, the common shares and Series A Preferred are expected to be ready for delivery in book-entry form through the Depository Trust Company on or about June 26, 2013.

The date of this Prospectus Supplement is May 6, 2013

You should rely only on the information contained or incorporated by reference in this Prospectus Supplement and the accompanying Prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted. You should not assume that the information contained in this Prospectus Supplement and the accompanying Prospectus is accurate as of any date other than the date of this Prospectus Supplement and the accompanying Prospectus, respectively. Our business, financial condition, results of operations and prospects may have changed since those dates. In this Prospectus Supplement and in the accompanying Prospectus, unless otherwise indicated, “Fund,” “us,” “our” and “we” refer to The Gabelli Global Utility & Income Trust. This Prospectus Supplement also includes trademarks owned by other persons.

CAUTIONARY NOTICE REGARDING FORWARD-LOOKING STATEMENTS

This Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information, incorporated by reference into the Prospectus, contain “forward-looking statements.” Forward-looking statements can be identified by the words “may,” “will,” “intend,” “expect,” “estimate,” “continue,” “plan,” “anticipate,” and similar terms and the negative of such terms. Such forward-looking statements may be contained in this Prospectus Supplement as well as in the accompanying Prospectus, and the Statement of Additional Information, incorporated by reference into the Prospectus. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect our actual results are the performance of the portfolio of securities we hold, the price at which our shares will trade in the public markets and other factors discussed in our periodic filings with the SEC.

Although we believe that the expectations expressed in our forward-looking statements are reasonable, actual results could differ materially from those projected or assumed in our forward-looking statements. Our future financial condition and results of operations, as well as any forward-looking statements, are subject to change and are subject to inherent risks and uncertainties, such as those disclosed in the “Risk Factors and Special Considerations” section of the accompanying Prospectus and “Special Risks of the Offering and the Series A Preferred” in this Prospectus Supplement. All forward-looking statements contained or incorporated by reference in this Prospectus Supplement or the accompanying Prospectus are made as of the date of this Prospectus Supplement or the accompanying Prospectus, as the case may be. Except for our ongoing obligations under the federal securities laws, we do not intend, and we undertake no obligation, to update any forward-looking statement. The forward-looking statements contained in this Prospectus Supplement, the accompanying Prospectus and the Statement of Additional Information are excluded from the safe harbor protection provided by Section 27A of the Securities Act of 1933, as amended (the “Securities Act”).

Currently known risk factors that could cause actual results to differ materially from our expectations include, but are not limited to, the factors described in the “Risk Factors and Special Considerations” section of the accompanying Prospectus as well as in the “Special Risks of the Offering and the Series A Preferred” section of this Prospectus Supplement. We urge you to review carefully those sections for a more detailed discussion of the risks of an investment in the Series A Preferred.

Prospectus Supplement

Page
SUMMARY OF THE TERMS OF THE RIGHTS OFFERING	1
SUMMARY OF THE TERMS OF SERIES A PREFERRED	5
TERMS OF THE SERIES A PREFERRED	6
DESCRIPTION OF THE RIGHTS OFFERING	8
USE OF PROCEEDS	14
CAPITALIZATION	15
ASSET COVERAGE RATIO	15
SPECIAL RISKS OF THE OFFERING AND THE SERIES A PREFERRED	16
MANAGEMENT OF THE FUND SUPPLEMENT	19
TAXATION	22
UNDERWRITING	23
LEGAL MATTERS	23

Prospectus
PROSPECTUS SUMMARY	1
USE OF PROCEEDS	13
SUMMARY OF FUND EXPENSES	14
FINANCIAL HIGHLIGHTS	16
THE FUND	17
INVESTMENT OBJECTIVES AND POLICIES	17
RISK FACTORS AND SPECIAL CONSIDERATIONS	26
HOW THE FUND MANAGES RISK	39
MANAGEMENT OF THE FUND	39
PORTFOLIO TRANSACTIONS	42
DIVIDENDS AND DISTRIBUTIONS	42
AUTOMATIC DIVIDEND REINVESTMENT AND VOLUNTARY CASH PURCHASE PLAN	43
DESCRIPTION OF THE CAPITAL SHARES	44
ANTI-TAKEOVER PROVISIONS OF THE FUND’S GOVERNING DOCUMENTS	55
CLOSED-END FUND STRUCTURE	56
REPURCHASE OF COMMON SHARES	56
TAXATION	57
CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT	61
PLAN OF DISTRIBUTION	62
LEGAL MATTERS	63
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	63
ADDITIONAL INFORMATION	64
PRIVACY PRINCIPLES OF THE FUND	64
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	64
TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION	65

SUMMARY OF THE TERMS OF THE RIGHTS OFFERING

Terms of the Offer	One transferable subscription right (a “Right”) will be issued for each common share of the Fund held on the record date (the “Offer”). The Rights are expected to trade through the NASDAQ Capital Market (“NASDAQ”). The Rights will allow holders of common shares to purchase additional common shares and newly issued Series A Cumulative Puttable and Callable Preferred Shares (the “Series A Preferred”). Three Rights will be required to purchase one common share and one Series A Preferred. The Rights may only be exercised to purchase an equal number of common shares and Series A Preferred and may not be exercised to purchase only common shares or Series A Preferred or an unequal number of common shares and Series A Preferred.

As of May 3, 2013, 3,097,284 common shares are outstanding and no Series A Preferred are outstanding. An over-subscription privilege will be offered. 1,032,428 common shares and 1,032,428 Series A Preferred of the Fund will be issued if all Rights are exercised. See “Description of the Rights Offering—Terms of the Rights Offering.”

Title	Subscription Rights to Acquire Common Shares and Series A Cumulative Puttable and Callable Preferred Shares

Subscription Price	Rights may be exercised at a price of $68.50 (the “Subscription Price”), which represents $18.50 per common share and $50.00 per Series A Preferred. The purchase price will be payable in cash. See “Description of the Rights Offering—Terms of the Rights Offering.”

Record Date	Rights will be issued to holders of record of the Fund’s common shares on May 7, 2013 (the “Record Date”). See “Terms of the Rights Offering.”

Number of Rights Issued	One Right will be issued in respect of each common share of the Fund held on the Record Date. See “Description of the Rights Offering—Terms of the Rights Offering.”

Number of Rights Required to Purchase One Common Share and One Series A Preferred	A holder of Rights may purchase one common share and one Series A Preferred for every three Rights exercised. The number of Rights issued to a shareholder will be rounded up to the nearest number of Rights evenly divisible by three. A holder of Rights may only purchase an equal number of common shares and Series A Preferred and may not exercise any Rights so as to purchase only common shares or Series A Preferred or an unequal number of common shares and Series A Preferred. See “Description of the Rights Offering—Terms of the Rights Offering.”

Over-Subscription Privilege

Rights holders who are holders of common shares on the Record Date (“Record Date Shareholders”) who fully exercise all Rights initially issued to them are entitled to subscribe for additional common shares and Series A Preferred at the same Subscription Price, subject to certain limitations and subject to allotment. Over-subscription requests will be honored only to the extent fewer than all of the Rights are exercised. Unsubscribed common shares and Series A Preferred will be allocated pro-rata among those shareholders who over-subscribe based on the number of common shares owned on the Record Date. Rights acquired in the secondary market may not participate in the over-subscription privilege. See “Description of the Rights Offering—Over-Subscription Privilege.”

Transfer of Rights	The Rights will be transferable. See “Description of the Rights Offering—Terms of the Rights Offering,” “—Sales by Rights Agent,” and “—Method of Transferring Rights.”

Subscription Period	The Rights may be exercised at any time after issuance and prior to expiration of the Rights, which will be 5:00 PM Eastern Time on June 11, 2013 (the “Expiration Date”) (the “Subscription Period”). See “Description of the Rights Offering—Terms of the Offer” and “—Method of Exercise of Rights.”

Offer Expenses	The expenses of the Offer are expected to be approximately $545,000 and will be borne by holders of the Fund’s common shares. See “Use of Proceeds.”

Solicitation Fee	$0.25 per each set of three Rights exercised, and the corresponding common shares and Series A Preferred purchased, to broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of Rights, subject to a maximum of $10,000 for each broker-dealer. See “Underwriting.”

Sale of Rights	The Rights are expected to be transferable until the completion of the Subscription Period and will be admitted for trading through the NASDAQ. Although no assurance can be given that a market for the Rights will develop, trading in the Rights through the NASDAQ will begin three Business Days prior to the Record Date and may be conducted until the close of trading on the last NASDAQ trading day prior to the completion of the Subscription Period. For purposes of this Prospectus Supplement, a “Business Day” will mean any day on which trading is conducted through the NASDAQ.

The value of the Rights, if any, may be reflected by the market price. Rights may be sold by individual holders or may be submitted to the Rights Agent (defined below) for sale. Any Rights submitted to the Rights Agent for sale must be received by the Rights Agent on or before June 6, 2013, three Business Days prior to the completion of the Subscription Period, due to normal settlement procedures.

Rights that are sold will not confer any right to acquire any common shares and Series A Preferred in the over-subscription, and any holder of common shares on the Record Date who sells any of its Rights in respect of such shares will not be eligible to participate in the over-subscription.

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Trading of the Rights through the NASDAQ will be conducted on a when-issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Shareholders and thereafter will be conducted on a regular-way basis until and including the last NASDAQ trading day prior to the completion of the Subscription Period. The common shares will begin trading ex-Rights two Business Days prior to the Record Date.

If the Rights Agent receives Rights for sale in a timely manner, it will use its best efforts to sell the Rights through the NASDAQ. The Rights Agent will also attempt to sell any Rights attributable to shareholders whose record addresses are outside the United States, or who have an Army Post Office (“APO”) or Fleet Post Office (“FPO”) address and who are not eligible to participate in the offering. See “Description of the Rights Offering—Foreign Restrictions.”

Any commissions on any such sales will be paid by the selling Rights holders. Neither the Fund nor the Rights Agent will be responsible if Rights cannot be sold and neither has guaranteed any minimum sales price for any Rights. If any Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Rights Agent on the day such Rights are sold, less any applicable brokerage commissions, taxes and other expenses. Shareholders are urged to obtain a recent trading price for the Rights through the NASDAQ from their broker, bank, financial advisor or the financial press.

Banks, broker-dealers and trust companies that hold shares for the accounts of others are advised to notify those persons that purchase Rights in the secondary market that such Rights will not be eligible to participate in the over-subscription privilege. See “Description of the Rights Offering—Terms of the Rights Offering” and “—Sales by Rights Agent.”

Use of Proceeds	The Fund estimates the net proceeds of the Offer to be approximately $69,918,000. This figure is based on the Subscription Price of $68.50, which represents $18.50 per common share and $50.00 per Series A Preferred and assumes all new common shares and Series A Preferred offered are sold and that the expenses and commissions related to the Offer estimated at approximately $803,000 are paid.

The Investment Adviser anticipates that investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately three months; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment objectives and policies or changes in market conditions may cause the investment period to extend as long as six months. Pending

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such investment, the proceeds will be held in high quality short-term debt securities and instruments. See “Use of Proceeds”.

Taxation/ERISA	See “Taxation” and “Employee Benefit Plan and IRA Considerations.”

Rights Agent	Computershare Trust Company, N.A.

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SUMMARY OF THE TERMS OF SERIES A PREFERRED

Issue	Up to 1,032,428 Series A Cumulative Puttable and Callable Preferred Shares, par value $0.001 (the “Series A Preferred”)

Dividend Rate	The annual dividend rate will be (i) 6.00% for the dividend periods ending on or prior to June 26, 2014; (ii) 3.00% for the eight dividend periods occurring after June 26, 2014 but ending on or prior to June 26, 2016; and (iii) as determined by the Fund’s Board of Trustees for all remaining dividend periods and will be 200 basis points over the yield of the ten year U.S. Treasury Note at the date of determination, but in no case will the annual dividend rate be less than 3.00% or greater than 5.00%.

Dividend Payment Dates	Distributions will be made when, as, and if declared on March 26, June 26, September 26, and December 26 of each year, commencing September 26, 2013.

Liquidation Preference	$50.00 per share.

Holder Put Option	The Fund will redeem all or any part of the Series A Preferred that holders have properly submitted for redemption and not withdrawn during the 30-day period prior to each of June 26, 2015 and June 26, 2018, at the liquidation preference, plus any accumulated and unpaid dividends. See “Holder Put Option.”

Non-Call Period	Prior to June 19, 2018 the shares of Series A Preferred are not subject to optional redemption by the Fund unless the redemption is necessary, in the judgment of the Board of Trustees, to maintain the Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended.

Stock Exchange Listing	An application will be made to list the Series A Preferred on the NYSE MKT. Prior to the offering, there has been no public market for Series A Preferred. It is anticipated that trading on the NYSE MKT will begin within thirty days from the date of this Prospectus Supplement.

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TERMS OF THE SERIES A PREFERRED

Dividends and Distributions

The Fund will pay dividends, calculated separately for each dividend period and payable quarterly on March 26, June 26, September 26, and December 26 in each year (each, a “Dividend Payment Date”) and commencing on September 26, 2013 (or if any such day is not a Business Day, then on the next succeeding Business Day), and computed on the basis of a 360-day year consisting of twelve 30-day months, on the liquidation preference of $50.00 per Series A Preferred. For the dividend periods ending on or prior to June 26, 2014, such dividends will be paid at the rate of 6.00% per annum for all dividend periods through June 26, 2014. Thereafter, for the eight dividend periods ending June 26, 2016, such dividends will be paid at the rate of 3.00% per annum. During the dividend period ending June 26, 2016, the Fund’s Board of Trustees will determine and publicly announce at least 60 days prior to the end of such period a fixed annual dividend rate that will apply for all subsequent dividend periods. Such rate will be 200 basis points over the yield of the ten year U.S. Treasury Note, but in no case will the annual dividend rate for dividend periods commencing after June 26, 2016 be less than 3.00% or greater than 5.00%.

Dividends and distributions will be paid to holders of record of Series A Preferred as they appear on the stock register of the Fund at the close of business on the fifth preceding Business Day in preference to dividends and distributions on common shares and any other capital shares of the Fund ranking junior to the new Series A Preferred in payment of dividends and distributions. Dividends and distributions on Series A Preferred shall accumulate from the date on which such shares are originally issued. Each period beginning on and including a Dividend Payment Date (or the date of original issue, in the case of the first dividend period after issuance of such shares) and ending on but excluding the next succeeding Dividend Payment Date is referred to herein as a “Dividend Period.” Dividends and distributions on account of arrears for any past Dividend Period or in connection with the redemption of Series A Preferred may be declared and paid at any time, without reference to any Dividend Payment Date, to holders of record on such date as is fixed by the Board of Trustees.

No full dividends or distributions will be declared or paid on Series A Preferred for any Dividend Period or part thereof unless full cumulative dividends and distributions due through the most recent Dividend Payment Dates therefor for all series of Series A Preferred of the Fund ranking on a parity with the Series A Preferred as to the payment of dividends and distributions have been or contemporaneously are declared and paid through the most recent Dividend Payment Dates therefor. If full cumulative dividends and distributions due have not been paid on all outstanding Series A Preferred of the Fund’s, any dividends and distributions being paid on such Series A Preferred (including the Series A Preferred) will be paid as nearly pro rata as possible in proportion to the respective amounts of dividends and distributions accumulated but unpaid on each such series of Series A Preferred on the relevant Dividend Payment Date.

Voting Rights

Except as otherwise provided in the Fund’s governing documents or a resolution of the Board of Trustees or its delegate, or as required by applicable law, holders of Series A Preferred will have no power to vote on any matter except matters submitted to a vote of the Fund’s common shares. In any matter submitted to a vote of the holders of the common shares, each holder of Series A Preferred will be entitled to vote for each Series A Preferred held and the holders of all outstanding Series A Preferred, including Series A Preferred, and the common shares will vote together as a single class; provided, however, that at any meeting of the shareholders of the Fund held for the election of Trustees, the holders of the outstanding Series A Preferred, including Series A Preferred, will be entitled, as a class, to the exclusion of the holders of all other classes of shares of the Fund, to elect a number of Fund trustees, such that following the election of Trustees at the meeting of the shareholders, the Fund’s Board of Trustees will contain two trustees elected by the holders of the outstanding Series A Preferred, including the Series A Preferred.

During any period in which any one or more of the conditions described below exists (such period being referred to herein as a “Voting Period”), the number and/or composition of Trustees constituting the Board of Trustees will be adjusted as necessary to permit the holders of outstanding Series A Preferred, including the Series A Preferred, voting separately as one class (to the exclusion of the holders of all other classes of shares of the Fund) to elect the number of Trustees that, when added to the two trustees elected exclusively by the holders of outstanding Series A Preferred, would constitute a simple majority of the Board of Trustees as so adjusted. The Fund and the Board of Trustees will take all necessary actions, including effecting the removal of trustees or amendment of the

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Fund’s governing documents, to effect an adjustment of the number and/or composition of trustees as described in the preceding sentence. A Voting Period will commence:

(i)	if at any time accumulated dividends and distributions on the outstanding Series A Preferred equal to at least two full years’ dividends and distributions are due and unpaid; or

(ii)	if at any time holders of any other Series A Preferred are entitled to elect a majority of the Trustees of the Fund under the 1940 Act or Statement of Preferences creating such shares.

Holder Put Option

The Fund will redeem all or any part of the Series A Preferred that holders have properly submitted for redemption and not withdrawn during the 30-day period prior to each of June 26, 2015 and June 26, 2018, at the liquidation preference, plus any accumulated and unpaid dividends.

Calling of Series A Preferred

Prior to June 19, 2018 the shares of Series A Preferred are not subject to optional redemption by the Fund unless the redemption is necessary, in the judgment of the Board of Trustees, to maintain the Fund’s status as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended. Commencing on June 19, 2018 and thereafter, to the extent permitted by the 1940 Act and Delaware law, the Fund may at any time upon notice redeem the Series A Preferred in whole or in part at a price equal to the liquidation preference per share plus accumulated but unpaid dividends through the date of redemption.

Stock Exchange Listing

An application will be made to list the Series A Preferred on the NYSE MKT. The Series A Preferred is expected to commence trading on the NYSE MKT within thirty days of the date of issuance.

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DESCRIPTION OF THE RIGHTS OFFERING

Terms of the Rights Offering

The Fund is issuing to common shareholders of record as of the close of business on May 7, 2013 (“the Record Date,” and such shareholders, the “Record Date Shareholders”) Rights to subscribe for common shares and Series A Preferred. Each Record Date Shareholder is being issued one transferable Right for each common share owned on the Record Date. The Rights entitle the holders to acquire for $68.50 in cash (the “Subscription Price”) one common share and one Series A Preferred for every three Rights. Fractional shares will not be issued upon the exercise of the Rights and Rights may be exercised only for an equal number of common shares and Series A Preferred and not for only common shares or Series A Preferred or an unequal number of common shares and Series A Preferred. Rights may be exercised at any time during the period which commences on May 7, 2013, and ends at 5:00 PM Eastern Time on June 11, 2013 (the “Subscription Period”). The right to acquire one common share and one Series A Preferred for every three Rights held during the Subscription Period at the Subscription Price will be referred to in the remainder of this prospectus supplement as the “Subscription.”

Rights may be evidenced by subscription certificates or may be uncertificated and evidenced by other appropriate documentation (“Subscription Certificates”). The number of Rights issued to each holder will be stated on the Subscription Certificate delivered to the holder. The method by which Rights may be exercised and shares paid for is set forth below in “Method of Exercise of Rights” and “Payment for Shares.” A Rights holder will have no right to rescind a purchase after Computershare Trust Company, N.A. (the “Rights Agent”) has received payment. See “Payment for Shares” below. It is anticipated that the Series A Preferred issued pursuant to an exercise of Rights will be listed on the NYSE MKT.

Rights holders who are Record Date Shareholders are entitled to subscribe for additional common shares and Series A Preferred at the same Subscription Price pursuant to the over-subscription privilege, subject to certain limitations and subject to allotment. See “Over-Subscription Privilege” below.

For purposes of determining the maximum number of shares a Record Date Shareholder may acquire pursuant to the offer, broker-dealers, trust companies, banks or others whose shares are held of record by Cede & Co. (“Cede”), as nominee for the Depository Trust Company or by any other depository or nominee will be deemed to be the holders of the Rights that are held by Cede or such other depository or nominee on their behalf.

The Rights are transferable until 5:00 PM Eastern Time June 11, 2013 (the “Expiration Date”) and are expected to be admitted for trading through NASDAQ. Assuming a market exists for the Rights, the Rights may be purchased and sold through usual brokerage channels and sold through the Rights Agent. Although no assurance can be given that a market for the Rights will develop, trading in the Rights through NASDAQ is expected to begin three business days before the Record Date and may be conducted until the close of trading through the last NASDAQ trading day prior to the Expiration Date. Trading of the Rights through the NASDAQ is expected to be conducted on a when-issued basis until and including the date on which the Subscription Certificates are mailed to Record Date Shareholders and thereafter is expected to be conducted on a regular way basis until and including the last NASDAQ trading day prior to the Expiration Date. The method by which Rights may be transferred is set forth below under “Method of Transferring Rights.” The common shares are expected to begin trading ex-Rights two business days prior to the Record Date as determined and announced by NYSE MKT.

Nominees who hold the Fund’s common shares for the account of others, such as banks, broker-dealers, trustees or depositories for securities, should notify the respective beneficial owners of such shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the nominee should complete the Subscription Certificate and submit it to the Rights Agent with proper payment. In addition, beneficial owners of the common shares or Rights held through such a nominee should contact the nominee and request the nominee to effect transactions in accordance with such beneficial owner’s instructions.

Purpose of the Offer

The Fund’s Board of Trustees has determined that it would be in the best interests of the Fund and the shareholders to increase the assets of the Fund available for investment, thereby permitting the Fund to be in a better

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position to more fully take advantage of investment opportunities that may arise without having to reduce existing Fund holdings.

The Offer seeks to reward existing shareholders by giving them the right to purchase additional common shares at a price that may be below market and/or net asset value and newly issued Series A Preferred at a price that may be below the market value without incurring any commission charge. The distribution to shareholders of transferable Rights, which themselves may have intrinsic value, may also afford non-subscribing shareholders the potential of receiving a cash payment upon sale of such Rights, receipt of which may be viewed as partial compensation for the possible dilution of their interests in the Fund.

Important Dates to Remember

Please note that the dates in the table below may change if the rights offering is extended.

EVENT	DATE
Record Date	May 7, 2013
Subscription Period	May 7, 2013 through June 11, 2013**
Expiration Date*	June 11, 2013**
Guarantees of Delivery Due*	June 14, 2013**
Confirmation Date	June 21, 2013**

*	A shareholder exercising Rights must deliver by 5:00 PM Eastern Time on June 11, 2013 either (a) a Subscription Certificate and payment for shares or (b) a notice of guaranteed delivery and payment for shares.
**	Unless the offer is extended to a date no later than June 21, 2013.

Over-Subscription Privilege

Rights holders who are Record Date Shareholders and who fully exercise their Rights are entitled to subscribe for additional common shares and Series A Preferred at the same Subscription Price pursuant to the oversubscription privilege, subject to certain limitations and subject to allotment.

Record Date Shareholders who are fully exercising their Rights during the subscription period should indicate, on the Subscription Certificate which they submit with respect to the exercise of the Rights issued to them, how many common shares and Series A Preferred they are willing to acquire pursuant to the over-subscription privilege. A holder of Rights may only submit an over-subscription request for an equal number of common shares and Series A Preferred and may not request to purchase only common shares or Series A Preferred or an unequal number of common shares and Series A Preferred. Rights acquired in the secondary market may not participate in the over-subscription privilege.

Over-subscription requests will be honored only to the extent fewer than all of the Rights are exercised.

Unsubscribed common shares and Series A Preferred will be allocated pro-rata among those eligible Record Date Shareholders who over-subscribe based on the number of the Fund’s common shares owned on the Record Date. The allocation process may involve a series of allocations in order to assure that the total number of common shares and Series A Preferred available for over-subscriptions or, if less, the total number of common shares and Series A Preferred sufficient to fill all over-subscriptions, is allocated.

Banks, broker-dealers, trustees and other nominee holders of rights will be required to certify to the Rights Agent, before any over-subscription privilege may be exercised with respect to any particular beneficial owner, as to the aggregate number of Rights exercised during the Subscription Period and the number of common shares and Series A Preferred subscribed for pursuant to the over-subscription privilege by such beneficial owner and that such beneficial owner’s Subscription was exercised in full. Nominee holder over-subscription forms and beneficial owner

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certification forms will be distributed to banks, broker-dealers, trustees and other nominee holders of rights with the Subscription Certificates. Nominees should also notify holders purchasing Rights in the secondary market that such Rights may not participate in the over-subscription privilege.

The Fund will not offer or sell any common shares and Series A Preferred that are not subscribed for during the Subscription Period or pursuant to the over-subscription privilege.

Sales by Rights Agent

Holders of Rights who are unable or do not wish to exercise any or all of their Rights may instruct the Rights Agent to sell any unexercised Rights. The Subscription Certificates representing the Rights to be sold by the Rights Agent must be received on or before the Expiration Date. Upon the timely receipt of the appropriate instructions to sell Rights, the Rights Agent will use its best efforts to complete the sale and will remit the proceeds of sale, net of any commissions, to the holders. The Rights Agent will also attempt to sell any Rights attributable to shareholders whose record addresses are outside the United States, or who have an APO or FPO address. If the Rights can be sold, sales of the Rights will be deemed to have been effected at the weighted average price received by the Rights Agent on the day such Rights are sold, less any applicable brokerage commissions, taxes and other expenses. The selling Rights holder will pay all brokerage commissions incurred by the Rights Agent. G.research, Inc. (the “Dealer Manager”), a registered broker-dealer, which may also act on behalf of its clients to purchase or sell Rights in the open market and be compensated for its services at a commission of up to $0.01 per Right, provided that, if the Rights trade at a value of $0.01 or less at the time of such sale, then no commission will be charged. The Rights Agent will automatically attempt to sell any unexercised Rights that remain unclaimed as a result of Subscription Certificates being returned by the postal authorities as undeliverable as of the fourth business day prior to the Expiration Date. These sales will be made net of commissions, taxes and any other expenses paid on behalf of the nonclaiming holders of Rights. Proceeds from those sales will be held by Computershare Trust Company, N.A., in its capacity as the Fund’s transfer agent, for the account of the nonclaiming holder of rights until the proceeds are either claimed or escheated. There can be no assurance that the Rights Agent will be able to complete the sale of any of these Rights and neither the Fund nor the Rights Agent has guaranteed any minimum sales price for the Rights. All of these Rights will be sold at the market price, if any, through an exchange or market trading the Rights. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Rights Agent on the day such Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

Shareholders are urged to obtain a recent trading price for the Rights through NASDAQ from their broker, bank, financial advisor or the financial press.

Method of Transferring Rights

The Rights evidenced by a single Subscription Certificate may be transferred in whole by endorsing the Subscription Certificate for transfer in accordance with the accompanying instructions. A portion of the Rights evidenced by a single Subscription Certificate (but not fractional Rights) may be transferred by delivering to the Rights Agent a Subscription Certificate properly endorsed for transfer, with instructions to register the portion of the Rights evidenced thereby in the name of the transferee (and to issue a new Subscription Certificate to the transferee evidencing the transferred Rights). In this event, a new Subscription Certificate evidencing the balance of the Rights will be issued to the Rights holder or, if the Rights holder so instructs, to an additional transferee.

Holders wishing to transfer all or a portion of their Rights (but not fractional Rights) should promptly transfer such Rights to ensure that: (i) the transfer instructions will be received and processed by the Rights Agent, (ii) a new Subscription Certificate will be issued and transmitted to the transferee or transferees with respect to transferred Rights, and to the transferor with respect to retained Rights, if any, and (iii) the Rights evidenced by the new Subscription Certificates will be exercised or sold by the recipients thereof prior to the Expiration Date. Neither the Fund nor the Rights Agent will have any liability to a transferee or transferor of Rights if Subscription Certificates are not received in time for exercise or sale prior to the Expiration Date.

Except for the fees charged by the Rights Agent (which will be paid by the Fund as described below), all commissions, fees and other expenses (including brokerage commissions and transfer taxes) incurred in connection

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with the purchase, sale or exercise of Rights will be for the account of the transferor of the Rights, and none of these commissions, fees or expenses will be borne by the Fund or the Rights Agent.

The Fund anticipates that the Rights will be eligible for transfer through, and that the exercise of the Subscription may be effected through, the facilities of DTC (Rights exercised through DTC are referred to as “DTC Exercised Rights”).

Rights Agent

The Rights Agent is Computershare Trust Company, N.A. The Rights Agent will receive from the Fund an amount estimated to be $43,000, comprised of the fee for its services and the reimbursement for certain expenses related to the rights offering.

INQUIRIES BY ALL HOLDERS OF RIGHTS SHOULD BE DIRECTED TO: THE RIGHTS AGENT, COMPUTERSHARE TRUST COMPANY, N.A.; HOLDERS MAY ALSO CONSULT THEIR BROKERS OR NOMINEES.

Method of Exercise of Rights

Rights may be exercised by completing and signing the reverse side of the Subscription Certificate and mailing it in the envelope provided, or otherwise delivering the completed and signed Subscription Certificate to the Rights Agent, together with payment of the Subscription Price as described below under “Payment for Shares.” Rights may also be exercised through a Rights holder’s broker, who may charge the Rights holder a servicing fee in connection with such exercise.

Completed Subscription Certificates must be received by the Rights Agent prior to 5:00 PM Eastern Time, on the Expiration Date (unless payment is effected by means of a notice of guaranteed delivery as described below under “Payment for Shares”). The Subscription Certificate and payment should be delivered to the Rights Agent at the following address:

If By Mail:

The Gabelli Global Utility & Income Trust

Computershare Trust Company, N.A.

Attn: Voluntary Corporate Actions

P.O. Box 43011 Providence, RI 02940-3011

If By Overnight Courier:

The Gabelli Global Utility & Income Trust

Computershare Trust Company, N.A.

Attn: Voluntary Corporate Actions

250 Royall Street Suite V

Canton, MA 02021

Payment for Shares

Holders of Rights who acquire common shares and Series A Preferred in the Subscription may choose between the following methods of payment:

(1)	A holder of Rights can send the Subscription Certificate, together with payment in the form of a check to the Rights Agent, based on the Subscription Price of $68.50, which represents $18.50 per common share and $50.00 per Series A Preferred. To be accepted, the payment, together with the executed Subscription Certificate, must be received by the Rights Agent at the addresses noted above prior to 5:00 PM Eastern Time on the Expiration Date. The Rights Agent will deposit all share purchase checks received by it prior to the final due date into a segregated account, in each case pending proration and distribution of common shares and Series A Preferred. The Rights Agent will not accept cash as a means of payment for common shares and Series A Preferred.

(2)

Alternatively, a subscription will be accepted by the Rights Agent if, prior to 5:00 PM Eastern Time, on the Expiration Date, the Rights Agent has received a written notice of guaranteed delivery from a bank, a trust company, or a NYSE member, guaranteeing delivery of (i) a properly completed and executed Subscription Certificate and (ii) payment of the full Subscription Price for the common shares and Series A Preferred subscribed for in the Subscription and, if eligible, for any additional common shares and Series A Preferred subscribed for pursuant to the over-subscription privilege. The Rights Agent will not honor a notice of guaranteed delivery if a properly completed

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and executed Subscription Certificate is not received by the Rights Agent by the close of business on the third business day after the Expiration Date and the full payment is not received by the Expiration Date. The notice of guaranteed delivery may be delivered to the Rights Agent in the same manner as Subscription Certificates at the addresses set forth above, or may be transmitted to the Rights Agent by facsimile transmission (fax number 617-360-6810); telephone number to confirm receipt 781-575-2332).

EXCEPT AS OTHERWISE SET FORTH BELOW, A PAYMENT PURSUANT TO THIS METHOD MUST BE IN UNITED STATES DOLLARS BY MONEY ORDER OR CHECK DRAWN ON A BANK LOCATED IN THE CONTINENTAL UNITED STATES, MUST BE PAYABLE TO THE GABELLI GLOBAL UTILITY & INCOME TRUST AND MUST ACCOMPANY AN EXECUTED SUBSCRIPTION CERTIFICATE TO BE ACCEPTED.

If a holder of Rights who acquires common shares and Series A Preferred pursuant to the Subscription makes payment of an insufficient amount, the Fund reserves the right to take any or all of the following actions: (i) find other purchasers for such subscribed-for and unpaid-for common shares and Series A Preferred; (ii) apply any payment actually received by it toward the purchase of the greatest whole number of common shares and Series A Preferred which could be acquired by such holder upon exercise of the Subscription or over-subscription privilege; (iii) sell in the open market all or a portion of the common shares and Series A Preferred purchased by the holder and apply the proceeds to the amounts owed; and (iv) exercise any and all other rights or remedies to which it may be entitled, including, without limitation, the right to set off against payments actually received by it with respect to such subscribed common shares and Series A Preferred and to enforce the relevant guarantee of payment.

Any payment required from a holder of Rights must be received by the Rights Agent prior to 5:00 PM Eastern Time on the Expiration Date. Issuance and delivery of certificates for the common shares and Series A Preferred purchased are subject to collection of checks.

Within ten calendar days following the Expiration Date (the “Confirmation Date”), a confirmation will be sent by the Rights Agent to each holder of Rights (or, if the common shares are held by Cede or any other depository or nominee, to Cede or such other depository or nominee), showing (i) the number of common shares and Series A Preferred acquired pursuant to the Subscription, (ii) the number of common shares and Series A Preferred, if any, acquired pursuant to the over-subscription privilege, and (iii) the per common share and Series A Preferred and total purchase price for the common shares and Series A Preferred. Any payment required from a holder of Rights must be received by the Rights Agent on the Expiration Date. Any excess payment to be refunded by the Fund to a holder of Rights, or to be paid to a holder of Rights as a result of sales of Rights on his behalf by the Rights Agent, will be mailed by the Rights Agent to the holder within fifteen business days after the Expiration Date. If any Rights holder exercises its right to acquire common shares and Series A Preferred pursuant to the over-subscription privilege, any excess payment will be refunded to the Rights holder.

A Rights holder will have no right to rescind a purchase after the Rights Agent has received payment either by means of a notice of guaranteed delivery or a check.

Holders, such as broker-dealers, trustees or depositories for securities, who hold common shares for the account of others, should notify the respective beneficial owners of the common shares as soon as possible to ascertain such beneficial owners’ intentions and to obtain instructions with respect to the Rights. If the beneficial owner so instructs, the record holder of the Rights should complete Subscription Certificates and submit them to the Rights Agent with the proper payment. In addition, beneficial owners of common shares or Rights held through such a holder should contact the holder and request the holder to effect transactions in accordance with the beneficial owner’s instructions. Banks, broker-dealers, trustees and other nominee holders that hold common shares of the

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Fund for the accounts of others are advised to notify those persons that purchase Rights in the secondary market that such Rights may not participate in the over-subscription privilege.

The instructions accompanying the Subscription Certificates should be read carefully and followed in detail. DO NOT SEND SUBSCRIPTION CERTIFICATES TO THE FUND.

The method of delivery of Subscription Certificates and payment of the subscription price to the Rights Agent will be at the election and risk of the Rights holders, but if sent by mail it is recommended that the certificates and payments be sent by registered mail, properly insured, with return receipt requested, and that a sufficient number of days be allowed to ensure delivery to the Rights Agent and clearance of payment prior to 5:00 PM Eastern Time, on the Expiration Date. Because uncertified personal checks may take at least five business days to clear, you are strongly urged to pay, or arrange for payment, by means of a certified or cashier’s check or money order.

All questions concerning the timeliness, validity, form and eligibility of any exercise of Rights will be determined by the Fund, whose determinations will be final and binding. The Fund in its sole discretion may waive any defect or irregularity, or permit a defect or irregularity to be corrected within such time as it may determine, or reject the purported exercise of any Right. Subscriptions will not be deemed to have been received or accepted until all irregularities have been waived or cured within such time as the Fund determines in its sole discretion. Neither the Fund nor the Rights Agent will be under any duty to give notification of any defect or irregularity in connection with the submission of Subscription Certificates or incur any liability for failure to give such notification.

Foreign Restrictions

Subscription Certificates will only be mailed to Record Date Shareholders whose addresses are within the United States (other than an APO or FPO address). Because the offering of Rights will not be registered in any jurisdiction other than the United States, the Rights Agent will attempt to sell all of the Rights issued to shareholders outside of these jurisdictions and remit the net proceeds, if any, to such shareholders. If the Rights can be sold, sales of these Rights will be deemed to have been effected at the weighted average price received by the Rights Agent on the day the Rights are sold, less any applicable brokerage commissions, taxes and other expenses.

Employee Benefit Plan and IRA Considerations

Rights holders that are employee benefit plans subject to limitations imposed by the Internal Revenue Code of 1986, as amended (the “Code”), such as employee plans subject to the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), Keogh Plans and Individual Retirement Accounts (“IRA”) (each a “Benefit Plan” and collectively, “Benefit Plans”), should be aware that the use of additional contributions of cash outside of the Benefit Plan to exercise Rights may be treated as additional contributions to the Benefit Plan. When taken together with contributions previously made, such deemed additional contributions may be in excess of tax limitations and subject the Rights holder to excise taxes for excess or nondeductible contributions. In the case of Benefit Plans qualified under Section 401(a) of the Internal Revenue Code of 1986, as amended (the “Code”), additional contributions could cause the maximum contribution limitations of Section 415 of the Code or other qualification rules to be violated. Benefit Plans contemplating making additional contributions to exercise Rights should consult with their legal and tax counsel prior to making such contributions.

Benefit Plans and other tax exempt entities, including governmental plans, should also be aware that if they borrow to finance their exercise of Rights, they may become subject to the tax on unrelated business taxable income (“UBTI”) under Section 511 of the Code. If any portion of an IRA is used as security for a loan, the portion so used may also be treated as distributed to the IRA depositor.

A Benefit Plan may also be subject to laws, such as ERISA, that impose certain requirements on the Benefit Plan and on those persons who are fiduciaries with respect to the Benefit Plans. Such requirements may include prudence and diversification requirements and require that investments be made in accordance with the documents governing the Benefit Plan. The exercise of Rights by a fiduciary for a Benefit Plan should be considered in light of such fiduciary requirements.

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In addition, ERISA and the Code prohibit certain transactions involving the assets of a Benefit Plan and certain persons (referred to as “parties in interest” for purposes of ERISA and “disqualified persons” for purposes of the Code) having certain relationships to such Benefit Plans, unless a statutory or administrative exemption is applicable to the transaction. A party in interest or disqualified person who engages in a nonexempt prohibited transaction may be subject to excise taxes and other penalties and liabilities under ERISA and the Code (or with respect to certain Benefits Plans, such as IRAs, a prohibited transaction may cause the Benefit Plan to lose its tax-exempt status). In this regard, the U.S. Department of Labor has issued prohibited transaction class exemptions (“PTCEs”) that may apply to the exercise of the Rights and holding of the common shares and Series A Preferred. These class exemptions include, without limitation, PTCE 84-14 respecting transactions determined by independent qualified professional asset managers, PTCE 90-1 respecting insurance company pooled separate accounts, PTCE 91-38 respecting bank collective investment funds, PTCE 95-60 respecting life insurance company general accounts and PTCE 96-23 respecting transactions determined by in-house asset managers, PTCE 84-24 governing purchases of shares in investment companies) and PTCE 75-1 respecting sales of securities. In addition, Section 408(b)(17) of ERISA and Section 4975(d)(20) of the Code each provides a limited exemption, commonly referred to as the “service provider exemption,” from the prohibited transaction provisions of ERISA and Section 4975 of the Code for certain transactions between an Benefit Plan and a person that is a party in interest and/or a disqualified person (other than a fiduciary or an affiliate that, directly or indirectly, has or exercises any discretionary authority or control or renders any investment advice with respect to the assets of any Benefit Plan involved in the transaction) solely by reason of providing services to the Benefit Plan or by relationship to a service provider, provided that the Benefit Plan receives no less, nor pays no more, than adequate consideration. There can be no assurance that all of the conditions of any such exemptions or any other exemption will be satisfied at the time that the Rights are exercised, or thereafter while the common shares and Series A Preferred are held, if the facts relied upon for utilizing a prohibited transaction exemption change.

Due to the complexity of these rules and the penalties for noncompliance, fiduciaries of Benefit Plans should consult with their legal and tax counsel regarding the consequences of their exercise of Rights under ERISA, the Code and other similar laws.

USE OF PROCEEDS

The Fund estimates the net proceeds of the Offer to be approximately $69,918,000, based on the Subscription Price of $68.50, which represents $18.50 per common share and $50.00 per Series A Preferred, and after deduction of the underwriting discounts and commissions, estimated offering expenses payable by the Fund, and assuming all common shares and Series A Preferred offered are sold.

The Investment Adviser anticipates that investment of the proceeds will be made in accordance with the Fund’s investment objective and policies as appropriate investment opportunities are identified, which is expected to be substantially completed in approximately three months; however, the identification of appropriate investment opportunities pursuant to the Fund’s investment objectives and policies or changes in market conditions may cause the investment period to extend as long as six months. Pending such investment, the proceeds will be held in high quality short-term debt securities and instruments.

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CAPITALIZATION

The following table sets forth the audited capitalization of the Fund as of December 31, 2012 and its adjusted capitalization assuming all of the common shares and Series A Preferred offered in this Prospectus Supplement had been issued.

	As of December 31, 2012
	Actual	As adjusted
Series A Preferred, $0.001 par value per share	$—	$51,621,400

(The “Actual” column reflects the absence of any outstanding Series A Preferred as of December 31, 2012; the “As adjusted” column assumes the issuance of 1,032,428 Series A Preferred, $50.00 liquidation preference per share)

Common shares, $0.001 par value per share	3,095	4,127
(The “Actual” column reflects the 3,095,065 shares outstanding as of December 31, 2012; the “As adjusted” column assumes the issuance of 4,127,493 shares)
Shareholders’ equity applicable to common shares:
Paid-in surplus*	51,917,432	70,210,223
Accumulated distributions in excess of net investment income	(13,298)	(13,298)
Accumulated net realized loss on investments, swap contracts, and foreign currency transactions	(227,668)	(227,668)
Net unrealized appreciation on investments, swap contracts, and foreign currency translations	11,576,788	11,576,788
Net assets applicable to common shares	63,256,349	81,550,172
Liquidation preference of Series A Preferred	—	51,621,400
Net assets, plus the liquidation preference of Series A Preferred	63,256,349	133,171,572

*	As adjusted paid-in surplus reflects a deduction for the estimated solicitation fees to broker dealers of $258,000 and estimated offering expenses of the common shares and Series A Preferred of $545,000.

ASSET COVERAGE RATIO

Pursuant to the 1940 Act, the Fund generally will not be permitted to declare any dividend, or declare any other distribution, upon any common shares, or purchase any such common shares, unless, in every such case, all Series A Preferred issued by the Fund have at the time of declaration of any such dividend or distribution or at the time of any such purchase an asset coverage of at least 200% (“1940 Act Asset Coverage Requirement”) after deducting the amount of such dividend, distribution, or purchase price, as the case may be. The Fund’s Series A Preferred are expected to have an initial asset coverage on the date of issuance of approximately 258%.

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SPECIAL RISKS OF THE OFFERING AND THE SERIES A PREFERRED

Risk is inherent in all investing. Therefore, before investing in the common shares and Series A Preferred you should consider the risks carefully. See “Risk Factors and Special Considerations” in the Prospectus and the special risks and considerations set out below.

Principal Risks Associated with an Investment in the Series A Preferred

Market Price Risk. The market price for the Series A Preferred will be influenced by changes in interest rates, the perceived credit quality of the Series A Preferred and other factors, and may be higher or lower than the liquidation preference of the Series A Preferred.

Liquidity Risk. Prior to this offering, there has been no public market for the Series A Preferred. As noted above, an application will be made to list the Series A Preferred on the NYSE MKT. However, during an initial period which is not expected to exceed thirty days after the date of its issuance, the Series A Preferred will not be listed on any securities exchange. No assurances can be provided that listing on any securities exchange or market making by the dealer-manager will result in the market for Series A Preferred being liquid at any time.

Redemption and Reinvestment Risk. The Fund may at any time redeem Series A Preferred to the extent necessary to meet regulatory asset coverage requirements. For example, if the value of the Fund’s investment portfolio declines, thereby reducing the asset coverage for the Series A Preferred, the Fund may be obligated under the terms of the Series A Preferred or any indebtedness incurred by the Fund to redeem some or all of the Series A Preferred. In addition, after June 19, 2018, the Fund is able to call the Series A Preferred at the option of the Fund. Investors may not be able to reinvest the proceeds of any redemption in an investment providing the same or a better rate than that of the Series A Preferred.

Distribution Risk. The Fund may not earn sufficient income from its investments to make distributions on the Series A Preferred.

Subordination Risk. The Series A Preferred are not obligations of the Fund. The Series A Preferred are junior in respect of distributions and liquidation preference to any indebtedness incurred by the Fund. Although unlikely, precipitous declines in the value of the Fund’s assets could result in the Fund having insufficient assets to redeem all of the Series A Preferred for the full redemption price.

Principal Risks Associated with Investing in Common Shares in the Offer

Market Discount. As with any stock, the price of the Fund’s common shares fluctuates with market conditions and other factors. The common shares are currently trading at a premium to their net asset value. Since the inception of the Fund, the common shares have traded at discounts of as much as 25%. Shares of closed-end investment companies frequently trade at a discount from their net asset values. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities and may be greater for shareholders expecting to sell their common shares in a relatively short period of time following completion of this Offer.

Dilution. The net asset value of the common shares will be reduced immediately following this Offer as a result of the payment of certain offering costs.

If you do not exercise all of your Rights, you may own a smaller proportional interest in the Fund when the Offer is over. In addition, you will experience an immediate dilution of the aggregate net asset value per share of your common shares if you do not participate in the Offer and will experience a reduction in the net asset value per share whether or not you exercise your Rights, if the Subscription Price is below the Fund’s net asset value per Share on the Expiration Date, because:

•	the offered common shares are being sold at less than their current net asset value;

•	you will indirectly bear the expenses of the Offer; and

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•	the number of common shares outstanding after the Offer will have increased proportionately more than the increase in the amount of the Fund’s net assets.

On the other hand, if the portion of the Subscription Price attributable to the additional common shares is above the Fund’s net asset value per share on the Expiration Date, you may experience an immediate accretion of the aggregate net asset value per share of your common shares even if you do not exercise your Rights and an immediate increase in the net asset value per share of your common shares whether or not you participate in the Offer, because:

•	the offered common shares are being sold at more than their current net asset value after deducting the expenses of the Offer; and

•	the number of common shares outstanding after the Offer will have increased proportionately less than the increase in the amount of the Fund’s net assets.

Furthermore, if you do not fully participate in the Offer, your percentage ownership may also be diluted. The Fund cannot state precisely the amount of any dilution because it is not known at this time what the net asset value per share will be on the Expiration Date or what proportion of the Rights will be exercised. The impact of the Offer on net asset value per share is shown by the following examples, assuming a Subscription Price of $68.50, which represents $18.50 per common share and $50.00 per Series A Preferred:

Scenario 1: (assumes net asset value per share is above subscription price per common share)(1)
NAV	$19.00
Subscription Price per common share	$18.50
Reduction in NAV($)(2)	$0.32
Reduction in NAV(%)	1.68%
Scenario 2: (assumes net asset value per share is below subscription price per common share)(1)
NAV	$18.00
Subscription Price per common share	$18.50
Increase in NAV($)(2)	$0.07
Increase in NAV(%)	0.39%

(1)	Both examples assume the Offer is fully subscribed. Actual amounts may vary due to rounding.
(2)	Assumes $803,000 in estimated offering expenses.

If you do not wish to exercise your Rights, you should consider selling them as set forth in this Prospectus Supplement. Any cash you receive from selling your Rights may serve as partial compensation for any possible dilution of your interest in the Fund. The Fund cannot give assurance, however, that a market for the Rights will develop or that the Rights will have any marketable value.

Depending on whether all Rights are exercised and, if not, whether any over-subscription privileges are exercised, certain Record Date Shareholders could increase their percentage ownership in the Fund through the exercise of the primary Subscription and/or the over-subscription privilege.

Leverage Risk. The Fund will obtain financial leverage for investment purposes by issuing Series A Preferred in the Offer. The Fund’s leveraged capital structure will create special risks not associated with unleveraged funds having similar investment objectives and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage. Such volatility may increase the likelihood of the Fund’s having to sell investments in order to meet dividend payments on the Series A Preferred, or to redeem Series A Preferred, when it may be disadvantageous to do so. Also, if the Fund is utilizing leverage, a decline in net asset value could affect the ability of the Fund to make common shares distribution payments, and such a failure to pay dividends or make distributions could result in the Fund’s ceasing to qualify as a regulated investment company under the Code.

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Because the advisory fee paid to the Investment Adviser is calculated on the basis of the Fund’s total net assets, rather than only on the basis of net assets attributable to the common shares, the fee will be higher when leverage is utilized, giving the Investment Adviser an incentive to utilize leverage.

Principal Risks Associated with a Rights Offering of Common Shares and Series A Preferred

Record Date Shareholders Who Do Not Wish to Purchase Series A Preferred will Suffer Dilution to Their Interests in the Fund’s Common Shares if They Do Not Purchase both Series A Preferred and Common Shares. The Rights may only be exercised to purchase an equal number of common shares and Series A Preferred in the Offer and may not be exercised to purchase only common shares or more common shares than Series A Preferred. As a consequence a Record Date Shareholder who does not wish to purchase or own Series A Preferred and who accordingly does not exercise its Rights will suffer dilution in its interest in the common shares and, if the portion of the exercise price attributable to the common shares is less than net asset value per common share, to the net asset value per share of its common shares as well. This risk may be greater because the portion of the exercise price attributable to a Series A Preferred is considerably greater than the portion attributable to a common share.

Holders of Rights Who Wish to Purchase Series A Preferred in the Offer May Not Do So Without Purchasing Common Shares in the Offer. The Rights may only be exercised to purchase an equal number of common shares and Series A Preferred in the Offer and may not be exercised to purchase only Series A Preferred or more Series A Preferred than common shares. As a consequence a holder of Rights who wishes to purchase only Series A Preferred and who accordingly does not exercise its Rights may forego an opportunity to purchase Series A Preferred at what may be an attractive price.

Exercise of Rights Requires a Greater Investment than Purchasing Either Common Shares or Series A Preferred. In order to exercise its Rights a holder of Rights must purchase both common shares and Series A Preferred at a combined price of $68.50, representing $50.00 per Series A Preferred and $18.50 per common share. This is a higher amount than the price per share for either security by itself and may represent a greater investment than a holder may wish to make.

The Market Value of a Series A Preferred or Common Share May Differ from the Price per Share Described in this Offer. The trading price per common share or Series A Preferred may be higher or lower than the price to purchase such share in this Offer.

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MANAGEMENT OF THE FUND SUPPLEMENT

The table below sets forth the names and business addresses of the Trustees and principal officers of the Fund, together with their positions and their principal occupations during the past five years and, in the case of the Trustees, their other directorships during the past five years with certain other organizations and companies. The table below supplements the discussion set forth in the accompanying Prospectus and Statement of Additional Information under the heading “Management of the Fund.”

Name (and Age), Position with the Fund and Business Address(1)	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past Five Years	Other Directorships Held by Trustee During Past Five Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee
Interested Trustee(4)
Salvatore M. Salibello Trustee Age: 67	Since 2004*	Certified Public Accountant and Former Managing Partner of the certified public accounting firm of Salibello & Broder LLP (1978-2012); Partner of BDO Seidman, LLC since 2010	Director of Kid Brands, Inc. (group of companies in infant and juvenile products)	3
Independent Trustees(5)
Anthony J. Colavita(6)(8) Trustee Age: 77	Since 2004**	Anthony J. Colavita, P.C., Attorney at Law from 1961 to date	None	35

James P. Conn Trustee Age: 75	Since 2004*	Former Managing Director and Chief Investment Officer of Financial Security Assurance Holdings, Ltd. (insurance holding company) (1992-1998)	Director of First Republic Bank (banking) through January 2008	19

Mario d’Urso(8) Trustee Age: 72	Since 2004***	Chairman of Mittel Capital Markets S.p.A. (2001-2008); Senator in the Italian Parliament (1996-2001)	None	5

Vincent D. Enright(6) Trustee Age: 69	Since 2004***	Former Senior Vice President and Chief Financial Officer of KeySpan Corp. (public utility) (1994-1998)	Director of Echo Therapeutics, Inc. (therapeutics and diagnostics), Director of The LGL Group, Inc. (diversified manufacturing)	17

Michael J. Melarkey Trustee Age: 63	Since 2004***	Partner in the law firm of Avansino, Melarkey, Knobel, Mulligan & McKenzie; Owner in Pioneer Crossing Casino Group	Director of Southwest Gas Corporation (natural gas utility)	5

Salvatore J. Zizza(8) Trustee Age: 67	Since 2004**	Chairman of Zizza & Associates Corp. (financial consulting); Chairman of Metropolitan Paper Recycling, Inc. (recycling); Chairman of Harbor BioSciences, Inc. (biotechnology)	Director of Trans-Lux Corporation (business services), Chairman of Bion Environmental Technologies (technology)	29

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Name (and Age), Position with the Fund and Business Address(1)	Term of Office and Length of Time Served(7)	Principal Occupation(s) During Past Five Years
Officers
Bruce N. Alpert President, and Acting Chief Compliance Officer Age: 61	Since 2004; Since 2011	Executive Vice President and Chief Operating Officer of Gabelli Funds, LLC since 1988; Officer of all registered investment companies in the Gabelli/GAMCO Funds Complex; Director of Teton Advisors, Inc. (1998-2012); Chairman of Teton Advisors, Inc. (2008-2010); President of Teton Advisors, Inc. (1998-2008); Senior Vice President of GAMCO Investors, Inc. since 2008

Agnes Mullady Treasurer and Secretary Age: 54	Since 2006	President and Chief Operating Officer of the Open-End Fund Division of Gabelli Funds, LLC since 2010; Senior Vice President of GAMCO Investors, Inc. since 2009; Vice President of Gabelli Funds, LLC since 2007; Officer of all of the registered investment companies in the Gabelli/GAMCO Funds Complex

David I. Schachter Vice President Age: 59	Since 2004	Vice President and/or Ombudsman of closed-end funds within the Gabelli/GAMCO Funds Complex; Vice President of G.research, Inc. since 1999

Adam E. Tokar Vice President and Ombudsman Age: 33	Since 2011	Vice President and Ombudsman of the Fund; Vice President of The Gabelli Healthcare and WellnessRx Trust since 2011; Assistant Vice President and Ombudsman of The Gabelli Healthcare & WellnessRx Trust 2007-2010

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(1)	Address: One Corporate Center, Rye, NY 10580-1422, unless otherwise noted.
(2)	The Fund’s Board of Trustees is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three year term. The three year term for each class is as follows:
*	Term continues until the Fund’s 2015 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
**	Term continues until the Fund’s 2014 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
***	Term continues until the Fund’s 2013 Annual Meeting of Shareholders and until their successors are duly elected and qualified.
(3)	The “Fund Complex” or the “Gabelli/GAMCO Funds Complex” includes all the registered funds that are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers.
(4)	“Interested person” of the Fund, as defined in the 1940 Act. Mr. Salibello may be considered to be an “interested person” of the Fund as a result of being a partner in an accounting firm that provides professional services to affiliates of the Investment Adviser.
(5)	Trustees who are not considered to be “interested persons” of the Fund as defined in the 1940 Act are considered to be “Independent” Trustees. None of the Independent Trustees (with the possible exceptions as described in footnote 8 below), nor their family members had any interest in the Investment Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Investment Adviser as of December 31, 2012.
(6)	Mr. Colavita’s son, Anthony Colavita Jr., serves as a director of the GAMCO Mathers Fund and the Comstock Capital Value Fund which are considered part of the same fund complex as the Fund because they have common or affiliated investment advisers. Mr. Enright is an independent director of Gabelli Associates Limited and Gabelli Associates Limited II E, which may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.
(7)	Each officer will hold office for an indefinite term until the date he or she resigns or retires or until his or her successor is elected and qualifies.
(8)	Set forth in the table below is the amount of interests beneficially owned by each Independent Trustee or his or her family member, as applicable, in a person that may be deemed to be controlled by Mario J. Gabelli and/or affiliates and in that event would be deemed to be under common control with the Fund’s Adviser.

Name of Independent Trustee	Name of Owner and Relationships to Trustee	Company	Title of Class	Value of Interests	Percent of Class(3)
Anthony J. Colavita	Same	The LGL Group, Inc.	Common Stock	$7,004(1)	*
Mario d’Urso	Same	Gabelli Associates Limited	Membership Interests	$549,192(2)	*
Salvatore J. Zizza	Same	Gabelli Associates Fund	Membership Interests	$2,642,128(2)	1.3%

(1)	This information has been furnished as of December 31, 2012.
(2)	This information has been furnished as of March 31, 2013.
(3)	An asterisk indicates that the ownership amount constitutes less than 1% of the total interests outstanding.

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TAXATION

The following summary of certain U.S. federal income tax considerations supplements the discussion set forth in the accompanying Prospectus and Statement of Additional Information under the heading “Taxation” and is subject to the qualifications and assumptions set forth therein. Please refer to such discussion for a description of the consequences of investing in the common shares and Series A Preferred. Certain special tax considerations relating to this offering of Rights are summarized below:

•	The value of a Right will not be includible in the income of a shareholder at the time the Right is issued.

•

The basis of a Right issued to a shareholder will be zero, and the basis of the share with respect to which the Right was issued (the old share) will remain unchanged, unless either (a) the fair market value of the Right on the date of distribution is at least 15% of the fair market value of the old share, or (b) such shareholder affirmatively elects (in the manner set out in Treasury regulations under the Code) to allocate to the Right a portion of the basis of the old share. If either (a) or (b) applies, such shareholder must allocate basis between the old share and the Right in proportion to their fair market values on the date of distribution.

•	The basis of a Right purchased in the market will generally be its purchase price.

•	The holding period of a Right issued to a shareholder will include the holding period of the old share.

•

No loss will be recognized by a shareholder if a Right distributed to such shareholder expires unexercised, because the basis of the old share may be allocated to a Right only if the Right is exercised or sold. If a Right that has been purchased in the market expires unexercised, there will be a recognized loss equal to the basis of the Right.

•

Any gain or loss on the sale of a Right will be a capital gain or loss if the Right is held as a capital asset (which in the case of a Right issued to shareholders will depend on whether the old share is held as a capital asset), and will be a long-term capital gain or loss if the holding period is deemed to exceed one year.

•	No gain or loss will be recognized by a shareholder upon the exercise of a Right.

•

In general, the basis of a share acquired pursuant to the exercise of a subscription right is equal to the sum of (i) the basis, if any, of the right and (ii) subscription price paid for the share. In the case of the Rights, such sum must be allocated between the common share and Series A Preferred received upon exercise of a Right. For this purpose, (i) the basis, if any, of a Right should be allocated between the common share and the Series A Preferred in proportion to the amount of the total fair market value of the Right that is attributable to each of the common share and the Series A Preferred at the time the Right is issued, and (ii) the total subscription price paid for the common share and the Series A Preferred should be allocated between the common share and the Series A Preferred based on their relative fair market values at the time such shares are acquired pursuant to the exercise of the Right. Investors are urged to consult their own tax advisers regarding the calculation of basis of any common shares and Series A Preferred acquired upon the exercise of Rights.

•	The holding period for common shares and Series A Preferred acquired upon the exercise of a Right will begin on the date such shares are acquired pursuant to the exercise of the Right.

The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers regarding the U.S. federal, state, local, and foreign tax consequences relating to the Rights.

22

UNDERWRITING

G.research, Inc., which is a broker-dealer and member of the Financial Industry Regulatory Authority will act as dealer manager for the rights offering (henceforth, the “Dealer Manager”). Under the terms and subject to the conditions contained in the Dealer Manager Agreement among the Fund, the Investment Adviser, and the Dealer Manager (the “Dealer Manager Agreement”), the Dealer Manager will provide financial structuring services and marketing services in connection with the offering and will solicit the exercise of Rights and participation in the oversubscription privilege at no cost other than the reimbursement of expenses. However, the Dealer Manager has the same rights as the other broker-dealers with respect to Rights solicitation fees.

The Dealer Manager will reallow to other broker-dealers that have executed and delivered a soliciting dealer agreement and have solicited the exercise of Rights solicitation fees equal to $0.25 per each set of three Rights exercised and the corresponding Shares purchased as a result of their soliciting efforts, subject to a maximum fee of $10,000. Fees will be paid to the broker-dealer designated on the applicable portion of the Subscription Certificates.

The Fund and the Investment Adviser have each agreed to indemnify the Dealer Manager or contribute to losses arising out of certain liabilities, including liabilities under the Securities Act. The Dealer Manager Agreement also provides that the Dealer Manager will not be subject to any liability to the Fund in rendering the services contemplated by the Dealer Manager Agreement except for any act of bad faith, willful misconduct or gross negligence of the Dealer Manager or reckless disregard by the Dealer Manager of its obligations and duties under the Dealer Manager Agreement.

Prior to the expiration of the rights offering, the Dealer Manager may independently offer for sale Rights to be acquired by it through purchasing and exercising Rights, at prices it sets. The Dealer Manager will not receive a fee for its financial structuring, marketing and soliciting services, although there may be gains or losses realized by the Dealer Manager through the purchase and exercise of Rights.

In the ordinary course of their businesses, the Dealer Manager and/or its affiliates may engage in investment banking or financial transactions with the Fund, the Investment Adviser and their affiliates.

The principal business address of G.research, Inc. is One Corporate Center, Rye, New York 10580.

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Fund, in connection with this rights offering of common shares and Series A Preferred contemplated by the Offer.

23

PROSPECTUS

$100,000,000

The Gabelli Global Utility & Income Trust

Common Shares

Preferred Shares

Notes

Subscription Rights for Common or Preferred Shares

Investment Objectives.    The Gabelli Global Utility & Income Trust (the “Fund”) is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s investment objective is to seek a consistent level of after-tax total return for its investors with an emphasis currently on tax-advantaged dividend income. We cannot assure you that the Fund’s objective will be achieved. Gabelli Funds, LLC (the “Investment Adviser”) serves as investment adviser to the Fund. Under normal market conditions, the Fund invests at least 80% of its assets in equity securities of domestic and foreign companies involved in the “utilities industry” and other industries that are expected to periodically pay dividends. The Fund’s 80% policy is not fundamental and shareholders will be notified if it is changed. Under current tax law, dividends on most stocks issued by publicly traded companies may qualify for U.S. federal income taxation at rates applicable to long-term capital gains, which currently are taxed at a maximum rate of 20% in the case of non-corporate taxpayers. Such dividends are referred to in this prospectus as “tax-advantaged qualified dividend income” or “qualifying dividends.” Companies in the “utilities industry” are those companies involved to a substantial extent (i.e., at least 50% of the assets, gross income or net profits of a company is committed to or derived from) in providing (i) products, services or equipment for the generation or distribution of electricity, gas or water, (ii) infrastructure operations such as airports, toll roads and municipal services and (iii) telecommunications services such as telephone, telegraph, satellite, cable, microwave, radiotelephone, mobile communication and cellular, paging, electronic mail, videotext, voice communications, data communications and internet. Under normal market conditions, at least 50% of the Fund’s assets will consist of equity securities of domestic and foreign companies involved to a substantial extent in the “utilities industry.” In making stock selections, the Fund’s Investment Adviser looks for companies that have proven dividend records and sound financial structures. The Fund was organized as a Delaware statutory trust on March 8, 2004 and commenced its investment operations on May 28, 2004. An investment in the Fund is not appropriate for all investors.

We may offer, from time to time, in one or more offerings, our common or preferred shares, each with a par value $0.001 per share (together, “shares”), our promissory notes (“notes”), or our subscription rights to purchase our common or preferred shares, which we refer to collectively as the “securities.” Securities may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our securities.

Our securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or to or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents or underwriters involved in the sale of our securities, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of preferred shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. The Prospectus Supplement relating to any sale of notes will set forth the principal amount, interest rate, interest payment dates, prepayment protection (if any), and other matters. The Prospectus Supplement relating to any offering of subscription rights will set forth the number of common or preferred shares issuable upon the exercise of each right and the other terms of such rights offering. We may offer subscription rights for common shares and preferred shares. We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering of our securities. Our common shares are listed on the NYSE MKT (formerly known as the NYSE Amex) under the symbol “GLU.” On March 27, 2013 the last reported sale price of our common shares was $21.38. The net asset value of the Fund’s common shares at the close of business on March 27, 2013 was $21.66 per share.

Shares of closed-end funds often trade at a discount from net asset value. This creates a risk of loss for an investor purchasing shares in a public offering.

Investing in the Fund’s securities involves risks. See “Risk Factors and Special Considerations” on page 26 for factors that should be considered before investing in securities of the Fund.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities by us through agents, underwriters or dealers unless accompanied by a Prospectus Supplement.

This prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the securities, and retain it for future reference. A Statement of Additional Information, dated April 3, 2013, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of our annual and semi-annual reports, request a free copy of the Statement of Additional Information, the table of contents of which is on page 65 of this prospectus, request other information about us and make shareholder inquiries by calling (800) GABELLI (422-3554) or by writing to the Fund, or obtain a copy (and other information regarding the Fund) from the Securities and Exchange Commission’s web site (http://www.sec.gov).

Our securities do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency.

You should rely only on the information contained or incorporated by reference in this prospectus. The Fund has not authorized anyone to provide you with different information. The Fund is not making an offer to sell these securities in any state where the offer or sale is not permitted. You should not assume that the information contained in this prospectus is accurate as of any date other than the date of this prospectus.

Prospectus, dated April 3, 2013

i

PROSPECTUS SUMMARY

This is only a summary. This summary may not contain all of the information that you should consider before investing in our shares. You should review the more detailed information contained in this Prospectus and the Statement of Additional Information, dated April 3, 2013 (the “SAI”).

The Fund

The Gabelli Global Utility & Income Trust is a closed-end, non-diversified management investment company organized as a Delaware statutory trust on March 8, 2004. Throughout this Prospectus, we refer to The Gabelli Global Utility & Income Trust as the “Fund” or as “we.” See “The Fund.”

The Fund’s outstanding common shares, par value $0.001 per share, are listed on the NYSE MKT (formerly known as the NYSE Amex) under the symbol “GLU.” On March 27, 2013, the last reported sale price of our common shares was $21.38. As of March 27, 2013, the net asset value of the Fund’s common shares was $21.66 per share. As of December 31, 2012, the Fund had outstanding 3,095,065 common shares.

The Offering

We may offer, from time to time, in one or more offerings, our common or preferred shares, $0.001 par value per share, our notes, or our subscription rights to purchase our common or preferred shares or both. The preferred shares may be either fixed rate preferred shares or variable rate preferred shares, which are sometimes referred to as “auction rate” preferred shares. The securities may be offered at prices and on terms to be set forth in one or more supplements to this Prospectus (each a “Prospectus Supplement”). The offering price per share of our common stock will not be less than the net asset value per share of our common stock at the time we make the offering, exclusive of any underwriting commissions or discounts, provided that transferable rights offerings that meet certain conditions may be offered at a price below the then current net asset value. See “Rights Offerings.” You should read this Prospectus and the applicable Prospectus Supplement carefully before you invest in our securities. Our securities may be offered directly to one or more purchasers, through agents designated from time to time by us, or through underwriters or dealers. The Prospectus Supplement relating to the offering will identify any agents, underwriters or dealers involved in the sale of our shares, and will set forth any applicable purchase price, fee, commission or discount arrangement between us and our agents or underwriters, or among our underwriters, or the basis upon which such amount may be calculated. The Prospectus Supplement relating to any sale of preferred shares will set forth the liquidation preference and information about the dividend period, dividend rate, any call protection or non-call period and other matters. The Prospectus Supplement relating to any sale of notes will set forth the principal amount, interest rate, interest payment dates, prepayment protection (if any), and other matters. The Prospectus Supplement relating to any offering of subscription rights will set forth the number of common or preferred shares issuable upon the exercise of each right and the other terms of such rights offering.

While the aggregate number and amount of securities we may issue pursuant to this registration statement is limited to $100,000,000 of securities, our Board of Trustees (the “Board”) may, without any action by the shareholders, amend our Agreement and Declaration of Trust from time to time to increase or decrease the aggregate number of shares or the number of shares of any class or series that we have authority to issue. We may not sell any of our securities through agents, underwriters or dealers without delivery of a Prospectus Supplement describing the method and terms of the particular offering.

Investment Objectives and Policies

The Fund’s investment objective is to seek a consistent level of after-tax total return with an emphasis currently on tax-advantaged qualified dividend income. No assurance can be given that the Fund will achieve its investment objective. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in (i) equity securities (including common stock, preferred stock, convertible stock and options on these securities) of domestic and foreign companies involved to a substantial extent (i.e., at least 50% of the assets, gross income or net profits of a company is committed to or derived from) in providing (a) products, services or equipment for the generation or distribution of electricity, gas or water, (b) infrastructure operations such as airports, toll roads and municipal services and (c) telecommunications services such as telephone, telegraph, satellite, cable, microwave, radiotelephone, mobile communication and cellular, paging, electronic mail, videotext, voice communications, data communications and internet (collectively, the “Utilities Industry”) and (ii) equity securities (including preferred securities) of companies in other industries, in each case in such securities that are expected to periodically pay dividends. The Fund’s 80% policy is not fundamental and shareholders will be notified if it is changed. In addition, under normal market conditions, at least 50% of the Fund’s assets will consist of equity securities (including preferred securities) of domestic and foreign companies involved to a substantial extent in the Utilities Industry. The remaining Fund assets will generally be invested in other securities that the Investment Adviser views as not being correlated with the Fund’s Utilities Industry investments. Such investments may include convertible securities, securities of issuers subject to reorganization or other risk arbitrage investments, certain derivative instruments including equity contract for difference swap transactions, debt (including obligations of the U.S. Government), and money market instruments. The Fund may invest without limitation in securities of foreign issuers and will generally be invested in securities of issuers located in at least three countries, including the United States. It is anticipated that, under normal market conditions, at least 40% of the Fund’s assets will be invested in foreign securities. Typically, the Fund will not hold any foreign securities of emerging market issuers and, if it does, such securities will not comprise more than 10% of the Fund’s managed assets.

The Fund will invest in securities across all market capitalization ranges. No assurance can be given that the Fund will achieve its investment objective. See “Investment Objectives and Policies.”

The Fund is intended for investors seeking a consistent level of after-tax total return consisting of income (with a current emphasis on qualifying dividends) and long-term capital gain. It is not intended for those who wish to play short-term swings in the stock market.

The Investment Adviser’s investment philosophy with respect to selecting investments in the Utilities Industry is to emphasize quality. The Investment Adviser will seek companies that have proven dividend records and sound financial structures. In addition, in making stock selections, the Fund’s Investment Adviser looks for securities that have a superior yield, as well as capital gains potential. The Investment Adviser seeks to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates an issuer’s free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry or country that will surface additional value.

Preferred Shares

The terms of each series of preferred shares may be fixed by the Board and may materially limit and/or qualify the rights of holders of the Fund’s common shares. If the Fund’s Board determines that it may be advantageous to the holders of the Fund’s common shares for the Fund to utilize additional leverage, the Fund may issue series of fixed rate preferred shares (“Fixed Rate Preferred Shares”) or series of variable rate preferred shares (“Variable Rate Preferred Shares”). Any Fixed Rate Preferred Shares or Variable Rate Preferred Shares issued by the Fund will pay, as applicable, distributions at a fixed rate or at rates that will be reset based on changes in certain interest rates. Leverage creates a greater risk of loss as well as a potential for more gains for the common shares than if leverage were not used. See “Risk Factors and Special Considerations—Leverage Risk.” The Fund may also determine in the future to issue other forms of senior securities, such as securities representing debt, subject to the limitations of the 1940 Act. The Fund may also engage in investment management techniques which will not be considered senior securities if the Fund establishes a segregated account with cash or other liquid securities or sets aside assets on the accounting records equal to the Fund’s obligations in respect of such techniques. The Fund may also borrow money, to the extent permitted by the 1940 Act.

Dividends and Distributions

Preferred Shares Distributions.    In accordance with the Fund’s Agreement and Declaration of Trust and By-laws (together with any amendments or supplements thereto, including any Statement of Preferences of the Fund establishing a series of preferred shares (the “Statement of Preferences” and together with the Agreement and Declaration of Trust, the “Governing Documents”), all preferred shares of the Fund must have the same seniority with respect to distributions. Accordingly, no full distribution will be declared or paid on any series of preferred shares of the Fund for any dividend period, or part thereof, unless full cumulative dividends and distributions due through the most recent dividend payment dates for all series of outstanding preferred shares of the Fund are declared and paid. If full cumulative distributions due have not been declared and made on all outstanding preferred shares of the Fund, any distributions on such preferred shares will be made as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend payment date.

In the event that for any calendar year the total distributions on the Fund’s preferred shares exceed the Fund’s ordinary income and net capital gain allocable to such shares, the excess distributions will generally be treated as a tax-free return of capital (to the extent of the shareholder’s tax basis in the shares) or capital gains. Any return of capital that is a component of a distribution is not sourced from realized or unrealized profits of the Fund and that portion should not be considered by investors as yield or total return on their investment in the Fund. Preferred shareholders who periodically receive the payment of a dividend or other distribution which may consist of a return of capital may be under the impression that they are receiving net profits when they are not. Preferred shareholders should not assume that the source of a distribution from the Fund is net profit. The amount treated as a tax-free return of capital will reduce a shareholder’s adjusted tax basis in the preferred shares, thereby increasing the shareholder’s potential taxable gain or reducing the potential taxable loss on the sale of the shares. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year’s distributions will be based on the Fund’s investment activity through the end of the calendar year.

Fixed Rate Preferred Shares.    Distributions on fixed rate preferred shares, at the applicable annual rate of the per share liquidation preference, are cumulative from the original issue date and are payable, when, as and if declared by the Board of Trustees of the Fund, out of funds legally available therefor.

Variable Rate Preferred Shares.    The holders of variable rate preferred shares are entitled to receive cash distributions, stated at annual rates of the applicable per share liquidation preference, that vary from dividend period to dividend period.

Common Shares Distributions.    In order to allow its common shareholders to realize a predictable, but not assured, level of cash flow and some liquidity periodically on their investment without having to sell shares, the Fund has adopted a managed distribution policy, which may be changed at any time by the Board, of paying a minimum annual distribution of 6% of the initial public offering price of $20.00 per share to common shareholders. In the event the Fund does not generate a total return from dividends and interest received and net realized capital gains in an amount equal to or in excess of its stated distribution in a given year, the Fund may return capital as part of such distribution, which may have the effect of decreasing the asset coverage per share with respect to the Fund’s preferred shares. Any return of capital should not be considered by investors as yield or total return on their investment in the Fund. Common shareholders who periodically receive the payment of a dividend or other distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Common shareholders should not assume that the source of a distribution from the Fund is net profit. For the fiscal year ended December 31, 2012, the Fund made distributions of $1.20 per common share, approximately $0.33 of which constituted a return of capital. For the years ending December 31, 2012, December 31, 2011 and December 31, 2010, a portion of the distributions to common shareholders has constituted a return of capital. The Fund has made monthly distributions with respect to its common shares since September 2004. The composition of each distribution is estimated based on the earnings of the Fund as of the record date for each distribution. The actual composition of each of the current year’s distributions will be based on the Fund’s investment activity through the end of the calendar year.

Payment on Notes

Under applicable state law and our Agreement and Declaration of Trust, we may borrow money without prior approval of holders of common and preferred stock. We may issue debt securities, including notes, or other evidence of indebtedness and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation the notes, will rank senior to the preferred shares and the common shares. The prospectus supplement will describe the interest payment provisions relating to notes. Interest on notes will be payable when due as described in the related prospectus supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common shares and preferred shares.

Use of Proceeds

The Fund will use the net proceeds from the offering to purchase portfolio securities in accordance with its Investment Objectives and Policies. The Investment Adviser anticipates that the investment of the proceeds will be made as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. Depending on market conditions and operations, a portion of the proceeds may be used to pay distributions. See “Use of Proceeds.”

Exchange Listing

The Fund’s outstanding common shares are listed on the NYSE MKT, under the trading or “ticker” symbol “GLU.” See “Description of the Securities.” Any series of Fixed Rate Preferred Shares or subscription rights issued by the Fund would also likely be listed on the NYSE MKT. Any series of Variable Rate Preferred Shares would likely not be listed on an exchange.

Risk Factors and Special Considerations

Risk is inherent in all investing. Therefore, before investing in the Fund’s shares, you should consider the risks carefully.

Dilution.    Shareholders who do not exercise their subscription rights may, at the completion of such an offering, own a smaller proportional interest in the Fund than if they exercised their subscription rights. As a result of such an offering, a shareholder may experience dilution in net asset value per share if the subscription price per share is below the net asset value per share on the expiration date. If the subscription price per share is below the net asset value per share of the Fund’s shares on the expiration date, a shareholder will experience an immediate dilution of the aggregate net asset value of such shareholder’s shares if the shareholder does not participate in such an offering and the shareholder will experience a reduction in the net asset value per share of such shareholder’s shares whether or not the shareholder participates in such an offering. The Fund cannot state precisely the extent of this dilution (if any) if the shareholder does not exercise such shareholder’s subscription rights because the Fund does not know what the net asset value per share will be when the offer expires or what proportion of the Rights will be exercised.

There is also a risk that the Fund’s largest shareholders, record date shareholders of more than 5% of the outstanding shares of common stock of the Fund, may increase their percentage ownership of the Fund through the exercise of the primary subscription and over-subscription privilege.

Industry Concentration Risk.    Under normal market conditions, the Fund invests at least 50% of its assets in foreign and domestic companies in the Utilities Industry (as described under “Investment Objective and Policies”). As a result of this policy of concentrating its investments in a particular industry, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies, such as government regulation, inflation, cost increases in fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, and increasing interest rates resulting in high interest costs on borrowings needed for product development, capital investment and construction programs, including costs associated with compliance with environmental and other regulations. In addition, the Fund’s concentration policy may subject it to greater risk of market fluctuation than a fund that had securities representing a broader range of investment alternatives. See “Risk Factors and Special Considerations— Industry Risk.”

Leverage Risk.    The Fund may use financial leverage for investment purposes by issuing preferred shares or notes. If the Fund does use leverage, the Fund’s capital structure would create special risks not associated with unleveraged funds having a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for the preferred shares. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares or principal or interest payments on debt securities, or to redeem preferred shares or repay debt, when it may be disadvantageous to do so. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent that the Fund determines to employ leverage in its investment operations, the Fund will be subject to substantial risk of loss. The Fund cannot assure you that borrowings or the issuance of preferred shares will result in a higher yield or return to the holders of the common shares. Also, if the Fund utilizes leverage, a decline in net asset value could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code.

The issuance of preferred shares or notes causes the net asset value and market value of the common shares to become more volatile. If the interest rate on the notes or the dividend rate on the preferred shares approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the interest rates on the notes or the dividend rate on the preferred shares plus the management fee annual rate of 1.00% (as applicable) exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares or notes.

Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. The Fund might be in danger of failing to maintain the required asset coverage of the notes or preferred shares or of losing its ratings on the preferred shares or notes or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the distribution requirements on the preferred shares or notes. In order to counteract such an event, the Fund might need to liquidate investments in order to fund redemption of some or all of the preferred shares or notes.

In addition, the Fund would pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares or notes, including any additional advisory fees on the incremental assets attributable to such preferred shares or notes. Holders of preferred shares may have different interests than holders of common shares and at times may have disproportionate influence over the Fund’s affairs. In the event the Fund fails to maintain the specified level of asset coverage of any notes outstanding, the holders of the preferred shares will have the right to elect a majority of the Fund’s trustees. In addition, holders of preferred shares, voting separately as a single class, have the right to elect two members of the Board of Trustees at all times and in the event dividends become in arrears for two full years would have the right (subject to the rights of noteholders) to elect a majority of the Trustees until the arrearage is completely eliminated. In addition, preferred shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the Fund to open-end status, and accordingly can veto any such changes. See “Risk Factors and Special Considerations—Special Risks to Holders of Common Shares—Leverage Risk.”

Special Risks to Holders of Notes.    An investment in our notes is subject to special risks. Our notes are not likely to be listed on an exchange or automated quotation system. We cannot assure you that any market will exist for our notes or if a market does exist, whether it will provide holders with liquidity. Broker-dealers that maintain a secondary trading market for the notes are not required to maintain this market, and the Fund is not required to redeem notes if an attempted secondary market sale fails because of a lack of buyers. To the extent that our notes trade, they may trade at a price either higher or lower than their principal amount depending on interest rates, the rating (if any) on such notes and other factors. See “Risk Factors and Special Considerations—Special Risks to Holders of Notes.”

Special Risks to Holders of Preferred Shares.    Prior to any offering, there will be no public market for Fixed Rate Preferred Shares. In the event any series of Fixed Rate Preferred Shares are issued, we expect to apply to list such shares on a national securities exchange, which will likely be the NYSE MKT. However, during an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, although they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period. Shares of Fixed Rate Preferred may trade at a premium to or discount from liquidation value for various reasons, including changes in interest rates.

Special Risk to Holders of Subscription Rights.    There is a risk that changes in market conditions may result in the underlying common or preferred shares purchaseable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of common or preferred shares issued may be reduced, and the common or preferred shares may trade at less favorable prices than larger offerings for similar securities.

Tax Risk.    The Fund has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company.

Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem preferred shares to the extent necessary in order to maintain compliance with such asset coverage requirements. See “Taxation” for a more complete discussion of these and other federal income tax considerations. We cannot assure you what percentage of the distributions paid on the common shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. See “Risk Factors and Special Considerations—Tax Risk.”

Foreign Securities Risk.    Subject to the Fund’s other policies including investing at least 50% of its assets in the Utilities Industry, the Fund may invest without limitation in securities of foreign issuers and will generally be invested in securities of issuers located in at least three countries, including the United States. Investing in securities of foreign companies (or foreign governments), which are generally denominated in foreign currencies, may involve certain risks and opportunities not typically associated with investing in domestic companies. Foreign companies generally are not subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies.

Typically, the Fund will not hold any foreign securities of emerging market issuers and, if it does, such securities will not comprise more than 10% of the Fund’s managed assets. Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. See “Risk Factors and Special Considerations—Foreign Securities Risk.”

Foreign Currency Risk.    The Fund expects to invest in companies whose securities are denominated in currencies other than U.S. dollars or have operations outside of the U.S. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund’s shares are denominated) and such foreign currencies and the risk of currency devaluations. Certain non- U.S. currencies, primarily in developing countries, have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country’s economy in the short and intermediate term and on the financial condition and results of companies’ operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. To the extent that affected companies have obligations denominated in currencies other than the devalued currency, those companies may also have difficulty in meeting those obligations under such circumstances, which in turn could have an adverse effect upon the value of the Fund’s investments in such companies. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the Fund’s investment flexibility, its ability to achieve its investment objective or the value of certain of its foreign currency denominated investments. See “Risk Factors and Special Considerations—Foreign Currency Risk.”

Equity Risk.    A principal risk of investing in the Fund is equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect investment in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions. See “Risk Factors and Special Considerations—Equity Risk.”

Dependence on Key Personnel.    The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing investment advisory services with respect to the Fund’s investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser. See “Risk Factors and Special Considerations—Dependence on Key Personnel.”

Market Discount Risk.    The Fund is a non-diversified, closed-end management investment company. Shares of closed-end funds are bought and sold in the securities markets and may trade at either a premium to or discount from net asset value. Listed shares of closed-end investment companies often trade at discounts from net asset value. This characteristic of shares of a closed-end fund is a risk separate and distinct from the risk that its net asset value may decrease. The Fund cannot predict whether its listed shares will trade at, below or above net asset value. See “Risk Factors and Special Considerations—Market Discount Risk.”

Long-Term Objective; Not a Complete Investment Program.    The Fund is intended for investors seeking a consistent level of after-tax total return consisting of income (with a current emphasis on qualifying dividends) and long-term capital gains. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund. See “Risk Factors and Special Considerations—Long-term Objective; Not a Complete Investment Program.”

Common Shares Distribution Policy Risk.    The Board has adopted a distribution policy, which may be changed at any time, to pay monthly distributions on the Fund’s common shares equal to an annual rate of 6% of the initial public offering price of $20.00 per share. To the extent its total distributions for a year exceed its net investment company taxable income and net realized capital gain for that year, the excess would generally constitute a return of capital. This would have the effect of decreasing the asset coverage per share with respect to any preferred shares, and may adversely affect their liquidity or market value. Return of capital distributions are generally tax-free up to the amount of a shareholder’s tax basis in the shares and thereafter are treated as capital gains and should not be considered by investors as an element of yield or total return on their investment in the Fund. See “Taxation.” In addition, such excess distributions will decrease the Fund’s total assets and may increase the Fund’s expense ratio. In order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action. See “Risk Factors and Special Considerations—Common Shares Distribution Policy Risk.”

Management Risk.    The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results. See “Risk Factors and Special Considerations—Management Risk.”

Distribution Risk for Equity Income Portfolio Securities.    The Fund will invest a portion of its assets in the shares of issuers that pay dividends. Such dividends are not guaranteed and in the event an issuer does not realize sufficient income in a particular period to both service its liabilities and to pay dividends, it may forgo paying dividends. See “Risk Factors and Special Considerations—Distribution Risk for Equity Income Portfolio Securities.”

Special Risks Related to Investing in Preferred Securities.    Special risks associated with investing in preferred securities include deferral of distributions or dividend payments, in some cases the right of an issuer never to pay missed dividends, subordination, illiquidity, limited voting rights and redemption by the issuer. Because the Fund has no limit on its investment in non-cumulative preferred securities, the amount of distributions the Fund pays may be adversely affected if an issuer of a non-cumulative preferred stock held by the Fund determines not to pay dividends on such stock. There is no assurance that dividends or distributions on preferred stock in which the Fund invests will be declared or otherwise made payable. See “Risk Factors and Special Considerations—Special Risks Related to Preferred Securities.”

Income Risk.    The income shareholders receive from the Fund is expected to be based primarily on dividends and interest the Fund earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the Fund’s holdings in preferred stock and any bond holdings could decline and shareholders’ income from the Fund could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase and the Fund is utilizing leverage. See “Risk Factors and Special Considerations—Income Risk.”

Interest Rate Risk.    Interest rate risk is the risk that fixed-income securities, fixed-rate preferred shares, and to a lesser extent common stocks issued by some companies in the Utilities Industry will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. The Fund’s investment in such securities means that the net asset value and market price of its outstanding common stock will tend to decline if market interest rates rise. An increase in market interest rates will also generally result in a decrease in the price of any of the Fund’s outstanding preferred shares, although this effect would normally be more pronounced for its fixed rate preferred shares than for its variable rate preferred shares.

During periods of declining interest rates, the issuer of a security may exercise an option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Preferred stock and debt securities frequently have call features that allow the issuer to redeem the securities prior to their stated maturities. An issuer may redeem such a security if the issuer can refinance it at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk.

Market interest rates for investment grade fixed-income securities of the type in which the Fund will invest have recently declined significantly below the historical average rates for such securities. This decline may have increased the risk that these rates will rise in the future (which would cause the value of the Fund’s assets invested in fixed income securities to decline) and the degree to which asset values may decline in such event; however, historical interest rate levels are not necessarily predictive of future interest rate levels. See “Risk Factors and Special Considerations—Interest Rate Risk.”

Inflation Risk.    Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend rates of any variable rate preferred shares or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders. See “Risk Factors and Special Considerations—Inflation Risk.”

Dilution Risk for Convertible Securities.    In the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying shares are subdivided, additional equity securities are issued for below market value, a stock dividend is declared, or the issuer enters into another type of corporate transaction that has a similar effect. See “Risk Factors and Special Considerations—Dilution Risk for Convertible Securities.”

Value Investing Risk.    The Fund invests in dividend-paying common and preferred stocks in the Utilities Industry that the Investment Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. See “Risk Factors and Special Considerations—Value Investing Risk.”

Non-Diversified Status.    As a non-diversified investment company under the 1940 Act, the Fund is not limited in the proportion of its assets that may be invested in securities of a single issuer, and accordingly, an investment in the Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified company. See “Risk Factors and Special Considerations—Non-Diversified Status.” See also “Taxation.”

Illiquid Securities.    The Fund has no limit on the amount of its net assets it may invest in unregistered or otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act of 1933 (the “Securities Act”). Unregistered securities generally can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible. See “Risk Factors and Special Considerations—Illiquid Securities.”

Risk Arbitrage.    To the extent consistent with the Fund’s investment objective and policies, the Fund may invest in securities pursuant to “risk arbitrage” strategies or in other investment funds managed pursuant to such strategies. Risk arbitrage strategies attempt to exploit merger activity to capture the spread between current market values of securities and their values after successful completion of a merger, restructuring or similar corporate transaction. A merger or other restructuring or tender or exchange offer anticipated by the Fund and in which it holds an arbitrage position may not be completed on the terms contemplated or within the time frame anticipated, resulting in losses to the Fund. Such losses would be magnified to the extent that the Fund uses leverage to increase its stake in an arbitrage position. See “Risk Factors and Special Considerations—Risk Arbitrage.”

Non-Investment Grade Securities.    The Fund may invest up to 10% of its total assets in fixed income securities rated below investment grade by recognized statistical rating agencies or unrated securities of comparable quality. The prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Securities of below investment grade quality—those securities rated below Baa by Moody’s or below BBB by S&P—are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal when due and therefore involve a greater risk of default and are commonly referred to as “junk bonds.” See “Risk Factors and Special Considerations—Non-Investment Grade Securities.”

Loans of Portfolio Securities.    The Fund may seek to earn income by lending portfolio securities to broker-dealers or other institutional borrowers. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities violates the terms of the loan or fails financially. See “Risk Factors and Special Considerations—Loans of Portfolio Securities.”

Market Disruption and Geopolitical Risk.    Geopolitical events, such as terrorist attacks and wars, have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The nature, scope and duration of the war and occupation cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices and other factors relating to the common shares. See “Risk Factors and Special Considerations—Market Disruption and Geopolitical Risk.”

Recent Economic Events.    While the U.S. and global markets had experienced extreme volatility and disruption for an extended period of time beginning in 2007, the markets have more recently witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist: a weak consumer weighed down by too much debt and continuing joblessness, the growing size of the federal budget deficit and national debt, and the threat of inflation. A return to unfavorable economic conditions could impair the Fund’s ability to execute its investment strategies. See “Risk Factors and Special Considerations—Recent Economic Developments.”

2013 U.S. Federal Budget.    The proposed U.S. federal budget for fiscal year 2013 calls for the elimination of approximately $39 billion in tax incentives widely used by oil, gas and coal companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect natural resources companies in which the Fund invests and/or the natural resources sector generally. See “Risk Factors and Special Considerations—2013 U.S. Federal Budget.”

Government Intervention in Financial Markets Risk.    The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. The Investment Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so. See “Risk Factors and Special Considerations—Government Intervention in Financial Markets Risk.”

Anti-takeover Provisions.    The Fund’s governing documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Management and Fees

Gabelli Funds, LLC serves as the Fund’s Investment Adviser and is compensated for its services and its related expenses at an annual rate of 0.50% of the Fund’s average weekly total assets. The Fund’s total assets for purposes of calculating the level of the management fee will include assets attributable to any outstanding senior securities, such as preferred shares (including the aggregate liquidation preference of any preferred shares and accumulated dividends, if any), or indebtedness, such as notes (including the aggregate principal amount of any such debt securities, plus accrued and unpaid interest thereon). The Investment Adviser had previously agreed to waive its management fee on the incremental assets attributable to senior securities, (none of which has been issued prior to the date of this prospectus) if the effective cost of the senior securities exceeded the total return of the Fund’s common shares. This fee waiver was voluntary and has been discontinued by the Investment Adviser. The Investment Adviser is responsible for administration of the Fund and currently utilizes and pays the fees of a third party sub-administrator. See “Management of the Fund.”

During periods when the Fund has outstanding preferred shares or notes, the fees paid to the Investment Adviser for its services to the Fund will be higher than if the Fund did not issue such securities because such fees will be calculated on the basis of the Fund’s average weekly total assets. Consequently, the Fund and the Investment Adviser may have differing interests in determining whether to leverage the Fund’s assets by issuing such securities. The Board will monitor this potential conflict.

A discussion regarding the basis for the Board’s approval of the continuation of the investment advisory contract of the Fund is available in the Fund’s semi-annual report to shareholders dated June 30, 2012.

Repurchase of Common Shares

The Fund’s Board has authorized the Fund to repurchase its common shares in the open market when the common shares are trading at a discount of 10% or more from net asset value (or such other percentage as the Board may determine from time to time). The Fund Manager has discretion as to whether or not he wants to repurchase common shares if they are trading at the required discount. Such repurchases are subject to certain notice and other requirements under the 1940 Act. See “Repurchase of Common Shares.

Anti-Takeover Provisions

Certain provisions of the Fund’s Governing Documents may be regarded as “anti-takeover” provisions. Pursuant to these provisions, only one of three classes of Trustees is elected each year, and the affirmative vote of the holders of 75% of the outstanding shares of the Fund are necessary to authorize the conversion of the Fund from a closed-end to an open-end investment company. The overall effect of these provisions is to render more difficult the accomplishment of a merger with, or the assumption of control by, a principal shareholder. These provisions may have the effect of depriving Fund common shareholders of an opportunity to sell their shares at a premium to the prevailing market price. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Custodian, Transfer Agent, Auction Agent and Dividend Disbursing Agent

State Street Bank and Trust Company, located at One Heritage Drive, Palmer 2N, North Quincy, Massachusetts 02171, serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the Custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian receives a monthly fee based upon the month end value of the total assets of the Fund, plus certain charges for securities transactions.

Computershare Trust Company, N.A. (“Computershare”), located at P.O. Box 43010, Providence, Rhode Island 02940, serves as the Fund’s dividend disbursing agent, as agent under the Fund’s automatic dividend reinvestment and voluntary cash purchase plan (the “Plan”) and as transfer agent and registrar with respect to the common shares and preferred shares of the Fund.

USE OF PROCEEDS

The Investment Adviser expects that it will initially invest the proceeds of the offering in high quality short-term debt securities and instruments. The Investment Adviser anticipates that the investment of the proceeds will be made in accordance with the Fund’s investment objectives and policies as appropriate investment opportunities are identified, which is expected to substantially be completed within three months; however, changes in market conditions could result in the Fund’s anticipated investment period extending to as long as six months. Depending on market conditions and operations, a portion of the cash held by the Fund, including any proceeds raised from this offering, may be used to pay distributions in accordance with the Fund’s distribution policy.

SUMMARY OF FUND EXPENSES

The following table shows the Fund’s expenses, including preferred shares offering expenses, as a percentage of net assets attributable to common shares.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)	2.08	%(1)
Offering Expenses Borne by the Fund (excluding Preferred Shares Offering Expenses) (as a percentage of offering price)	0.34	%(1)
Dividend Reinvestment Plan Fees	None	(2)
Preferred Shares Offering Expenses Borne by the Fund (as a percentage of net assets attributable to common shares)	0.34	%(3)

	Percentage of Net Assets Attributable to Common Shares
Annual Expenses
Management Fees	0.72	%(4)
Interest on Borrowed Funds	None
Other Expenses	0.65	%(4)
Total Annual Expenses	1.37%
Dividends on Preferred Shares	2.60	%(5)
Total Annual Expenses and Dividends on Preferred Shares	3.97%

(1)	Estimated maximum amount based on offering of $50 million in common shares and $50 million in preferred shares. The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.

(2)	Shareholders participating in the Fund’s Automatic Dividend Reinvestment Plan do not incur any additional fees. Shareholders participating in the Voluntary Cash Purchase Plan would pay $0.75 plus their pro rata share of brokerage commissions per transactions to purchase shares and $2.50 plus their pro rata share of brokerage commissions per transaction to sell shares. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plans.”

(3)	Assumes issuance of $50 million in liquidation preference of fixed rate preferred shares and net assets attributable to common shares of $115 million (which includes issuance of $50 million in common shares). The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.

(4)	The Investment Adviser’s fee is 0.50% annually of the Fund’s average weekly net assets, plus assets attributable to any outstanding senior securities, with no deduction for the liquidation preference of any outstanding preferred shares or the principal amount of any outstanding notes. Consequently, if the Fund has preferred shares or notes outstanding, the investment management fees and other expenses as a percentage of net assets attributable to common shares will be higher than if the Fund does not utilize a leveraged capital structure. “Other Expenses” are based on estimated amounts for the current year assuming completion of the proposed issuances.

(5)	Dividends on Preferred Shares represent the distributions that would be made assuming $50 million of preferred shares is issued with a fixed dividend rate of 6.00%. There can, of course, be no guarantee that any preferred shares would be issued or, if issued, the terms thereof.

The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of common shares, would bear directly or indirectly.

The following example illustrates the expenses (including the maximum estimated sales load of $10 and estimated offering expenses of $3.42 from the issuance of $50 million in common shares) you would pay on a $1,000 investment in common shares, assuming a 5% annual portfolio total return.* The actual amounts in connection with any offering will be set forth in the Prospectus Supplement if applicable.

	1 Year	3 Years	5 Years	10 Years
Total Expenses incurred	$53	$133	$214	$426

*	The example should not be considered a representation of future expenses. The example is based on total Annual Expenses and Dividends on Preferred Shares shown in the table above and assumes that the amounts set forth in the table do not change and that all distributions are reinvested at net asset value. Actual expenses may be greater or less than those assumed. Moreover, the Fund’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

The example includes Dividends of Preferred Shares. If Dividends on Preferred Shares were not included in the example calculation, the expense would be as follows (based on the same assumptions as above).

	1 Year	3 Years	5 Years	10 Years
Total Expenses incurred	$27	$56	$87	$176

FINANCIAL HIGHLIGHTS

The selected data below sets forth the per share operating performance and ratios for the period presented. The financial information was derived from and should be read in conjunction with the Financial Statements of the Fund and Notes thereto, which are incorporated by reference into this Prospectus and the SAI. The financial information for the fiscal year ended December 31, 2012, 2011, 2010, 2009 and 2008 has been audited by PricewaterhouseCoopers LLP, the Fund’s independent registered public accounting firm, whose unqualified report on such Financial Statements is incorporated by reference into the SAI.

Selected data for a common share of beneficial interest outstanding throughout each period.

	Year Ended December 31,
	2012		2011	2010	2009	2008
Operating Performance:
Net asset value, beginning of period	$20.57		$20.49	$19.87	$18.50	$25.50

Net investment income	0.51		0.57	0.48	0.48	0.47
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	0.56		0.71	1.34	2.09	(6.27)

Total from investment operations	1.07		1.28	1.82	2.57	(5.80)

Distributions to Common Shareholders:
Net investment income	(0.55)		(0.60)	(0.67)	(0.52)	(0.55)
Net realized gain	(0.32)		(0.39)	(0.02)	—	(0.48)
Return of capital	(0.33)		(0.21)	(0.51)	(0.68)	(0.17)

Total distributions to common shareholders	(1.20)		(1.20)	(1.20)	(1.20)	(1.20)

Capital Share Transactions:
Increase in net asset value from common share transactions	(0.00	)(a)	0.00 (a)	—	—	—
Contribution from Adviser	—		—	—	—	0.00 (a)

Total capital share transactions	0.00	(a)	0.00 (a)	—	—	0.00 (a)

Net Asset Value, End of Period	$20.44		$20.57	$20.49	$19.87	$18.50

NAV total return†	5.42%		6.39%	9.60%	14.92%	(23.30)%

Market value, end of period	$20.88		$21.08	$20.31	$19.42	$15.90

Investment total return††	5.09%		10.12%	11.24%	31.31%	(26.43)%

Ratios to Average Net Assets and Supplemental Data:
Net assets, end of period (in 000’s)	$63,256		$63,334	$62,981	$60,694	$56,422
Ratio of net investment income to average net assets	2.50%		2.75%	2.46%	2.70%	2.15%
Ratio of operating expenses to average net assets	1.24%		1.36%	1.65%	1.61%	1.54%
Portfolio turnover rate	6.0%		5.9%	7.8%	9.5%	24.3%

†	Based on net asset value per share, adjusted for reinvestment of distributions at the net asset value per share on the ex-dividend dates.

††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan.

(a)	Amount represents less than $0.005 per share.

THE FUND

The Fund is a non-diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized as a Delaware statutory trust on March 8, 2004. The Fund commenced its investment operations on May 28, 2004. The Fund’s principal office is located at One Corporate Center, Rye, New York 10580-1422.

INVESTMENT OBJECTIVES AND POLICIES

Investment Objectives

The Fund’s investment objective is to seek a consistent level of after-tax total return over the long-term with an emphasis currently on qualifying dividends. The Fund will attempt to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in (i) equity securities (including common stock, preferred stock, convertible stock and options on these securities) of domestic and foreign companies involved to a substantial extent (i.e., at least 50% of the assets, gross income or net profits of a company is committed to or derived from) in providing (a) products, services or equipment for the generation or distribution of electricity, gas or water and (b) infrastructure operations such as airports, toll roads and municipal services and telecommunications services such as telephone, telegraph, satellite, cable, microwave, radiotelephone, mobile communication and cellular, paging, electronic mail, videotext, voice communications, data communications and internet (collectively, the “Utilities Industry”) and (ii) in equity securities (including preferred securities) of companies in other industries, in each case in such securities that are expected to periodically pay dividends. The Fund’s 80% policy is not fundamental and shareholders will be notified if it is changed. In addition, under normal market conditions, at least 50% of the Fund’s assets will consist of equity securities (including preferred securities) of domestic and foreign companies involved to a substantial extent (i.e., at least 50% of the assets, gross income or net profits of a company is committed to or derived from) in the Utilities Industry. The remaining Fund assets will generally be invested in other securities that the Investment Adviser views as not being correlated with the Fund’s Utilities Industry investments. Such investments may include convertible securities, securities of issuers subject to reorganization or other risk arbitrage investments, certain derivative instruments, debt (including obligations of the U.S. Government) and money market instruments.

No assurance can be given that the Fund’s investment objective will be achieved.

Investment Methodology of the Fund

In selecting securities for the Fund, the Investment Adviser normally will consider the following factors, among others:

•

the Investment Adviser’s own evaluations of the private market value (which is defined below), cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the company;

•	the potential for capital appreciation of the securities;

•	the interest or dividend income generated by the securities;

•	the prices of the securities relative to other comparable securities;

•	whether the securities are entitled to the benefits of call protection or other protective covenants;

•	the existence of any anti-dilution protections or guarantees of the security; and

•	the number and size of investments of the portfolio.

The Investment Adviser’s investment philosophy with respect to debt and equity securities is to identify assets that are selling in the public market at a discount to their private market value. The Investment Adviser defines private market value as the value informed purchasers are willing to pay to acquire assets with similar characteristics. The Investment Adviser also normally evaluates an issuer’s free cash flow and long-term earnings trends. Finally, the Investment Adviser looks for a catalyst, something indigenous to the company, its industry or country that will surface additional value.

Certain Investment Practices

Utilities Industry Concentration.    Under normal conditions, the Fund will invest at least 50% of its assets in foreign and domestic companies involved to a substantial extent in the Utilities Industry. See “Risk Factors and Special Considerations—Industry Risks.”

Tax-Advantaged Qualified Dividends.    The Fund’s investments will emphasize securities that will pay what under current law are tax-advantaged qualified dividends. For the Fund to receive tax-advantaged qualified dividends, the Fund must, in addition to other requirements, hold the otherwise qualified stock for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or, in the case of preferred stock, more than 90 days during the 181-day period beginning 90 days before the ex-dividend date). The “ex-dividend date” is the date which is established by a stock exchange (usually two business days before the record date) whereby the owner of a security at the commencement of such date is entitled to receive the next issued dividend payment for such security, even if the security is sold by such owner on the ex-dividend date or thereafter. In addition, for dividends to be tax-advantaged qualified dividends, the Fund cannot have an option to sell or be under a contractual obligation to sell (pursuant to a short sale or otherwise) substantially identical stock or securities. Accordingly, the Fund’s writing of call options may, depending on the terms of the option, adversely impact the Fund’s ability to pay tax-advantaged qualified dividends. For an individual shareholder to be taxed at the rates applicable to tax-advantaged qualified dividends on dividends received from the Fund that are attributable to tax-advantaged qualified dividends received by the Fund, the shareholder must hold its common shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date for the Fund’s common shares (or, in the case of preferred stock, more than 90 days during the 181-day period beginning 90 days before the ex-dividend date for the Fund’s preferred shares). Consequently, short-term investors in the Fund may not realize the benefits of tax-advantaged qualified dividends. There can be no assurance as to the portion of the Fund’s dividends that will be tax-advantaged.

Foreign Securities.    Subject to the Fund’s other policies including investing at least 50% of its assets in the Utilities Industry, the Fund may invest without limit in securities of foreign issuers, which are generally denominated in foreign currencies. The Fund expects to generally be invested in securities of issuers located in at least three countries including the U.S and possibly including developing countries. It is anticipated that, under normal market conditions, at least 40% of the Fund’s assets will be invested in foreign securities. See “Risk Factors and Special Considerations—Foreign Securities.”

The Fund may also purchase sponsored American Depository Receipts (“ADRs”) or U.S. dollar-denominated securities of foreign issuers. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets.

Income Securities.    Although it is the Fund’s policy to invest in securities of companies in the Utilities Industry to the extent attractive opportunities are available, the Fund may also invest in income securities other than Utilities Industry securities that are expected to periodically accrue or generate income for their holders. Such income securities include (i) fixed income securities such as bonds, debentures, notes, stock, short-term discounted Treasury Bills or certain securities of the U.S. government sponsored instrumentalities, as well as money market mutual funds that invest in those securities, which, in the absence of an applicable exemptive order, will not be affiliated with the Investment Adviser, and (ii) common and preferred stocks of issuers that have historically paid periodic dividends. Fixed income securities obligate the issuer to pay to the holder of the security a specified return, which may be either fixed or reset periodically in accordance with the terms of the security. Fixed income securities generally are senior to an issuer’s common stock and their holders generally are entitled to receive amounts due before any distributions are made to common stockholders. Common stocks, on the other hand, generally do not obligate an issuer to make periodic distributions to holders.

The market value of fixed income securities, especially those that provide a fixed rate of return, may be expected to rise and fall inversely with interest rates and in general is affected by the credit rating of the issuer, the issuer’s performance and perceptions of the issuer in the market place. The market value of callable or redeemable fixed income securities may also be affected by the issuer’s call and redemption rights. In addition, it is possible that the issuer of fixed income securities may not be able to meet its interest or principal obligations to holders. Further, holders of non-convertible fixed income securities do not participate in any capital appreciation of the issuer.

The Fund may also invest in obligations of government sponsored instrumentalities. Unlike non-U.S. government securities, obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association, are supported by the “full faith and credit” of the U.S. government; others, such as those of the Export-Import Bank of the U.S., are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase the agency’s obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government sponsored instrumentalities if it is not obligated to do so by law. Although the Fund may invest in all types of obligations of agencies and instrumentalities of the U.S. government, the Fund currently intends to invest only in obligations that are supported by the “full faith and credit” of the U.S. government.

The Fund also may invest in common stock of issuers that have historically paid periodic dividends or otherwise made distributions to common stockholders. Unlike fixed income securities, dividend payments generally are not guaranteed and so may be discontinued by the issuer at its discretion or because of the issuer’s inability to satisfy its liabilities. Further, an issuer’s history of paying dividends does not guarantee that it will continue to pay dividends in the future. In addition to dividends, under certain circumstances the holders of common stock may benefit from the capital appreciation of the issuer.

Risk Arbitrage.    Subject to the Fund’s other policies including investing at least 50% of its assets in the Utilities Industry, the Fund may invest without limit in securities pursuant to “risk arbitrage” strategies or in other investment funds managed pursuant to such strategies. Risk arbitrage investments are made in securities of companies for which a tender or exchange offer has been made or announced and in securities of companies for which a merger, consolidation, liquidation or reorganization proposal has been announced if, in the judgment of the Investment Adviser, there is a reasonable prospect of total return significantly greater than the brokerage and other transaction expenses involved. Risk arbitrage strategies attempt to exploit merger activity to capture the spread between current market values of securities and their values after successful completion of a merger, restructuring or similar corporate transaction. Transactions associated with risk arbitrage strategies typically involve the purchases or sales of securities in connection with announced corporate actions which may include, but are not limited to, mergers, consolidations, acquisitions, transfers of assets, tender offers, exchange offers, re-capitalizations, liquidations, divestitures, spin-offs and similar transactions.

In general, securities which are the subject of such an offer or proposal sell at a premium to their historic market price immediately prior to the announcement of the offer or may trade at a discount or premium to what the stated or appraised value of the security would be if the contemplated transaction were approved or consummated.

Such investments may be advantageous when the discount significantly overstates the risk of the contingencies involved; significantly undervalues the securities, assets or cash to be received by shareholders as a result of the contemplated transaction; or fails adequately to recognize the possibility that the offer or proposal may be replaced or superseded by an offer or proposal of greater value. The evaluation of such contingencies requires unusually broad knowledge and experience on the part of the Investment Adviser which must appraise not only the value of the issuer and its component businesses as well as the assets or securities to be received as a result of the contemplated transaction but also the financial resources and business motivation behind the offer and/or the dynamics and business climate when the offer or proposal is in process. Since such investments are ordinarily short-term in nature, they will tend to increase the turnover ratio of the Fund, thereby increasing its brokerage and other transaction expenses. Risk arbitrage strategies may also involve short selling, options hedging and other arbitrage techniques to capture price differentials. See “Risk Factors and Special Considerations—Risk Arbitrage.”

Foreign Currency Exchange Contracts.    Subject to guidelines of the Board, the Fund may enter into foreign currency exchange contracts to protect the value of its portfolio against uncertainty in the level of future currency exchange rates. The Fund may enter into such contracts on a spot, i.e., cash, basis at the rate then prevailing in the currency exchange market or on a forward basis, by entering into a forward contract to purchase or sell currency. A forward contract on foreign currency is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days agreed upon by the parties from the date of the contract at a price set on the date of the contract. The Fund expects to invest in forward currency contracts for hedging or currency risk management purposes and not in order to speculate on currency exchange rate movements. The Fund will only enter into forward currency contracts with parties which it believes to be creditworthy.

Restricted and Illiquid Securities.    Subject to the Fund’s other policies including investing at least 50% of its assets in the Utilities Industry, the Fund may invest without limit in securities for which there is no readily available trading market or are otherwise illiquid. Illiquid securities may include securities legally restricted as to resale, such as commercial paper issued pursuant to Section 4(2) of the Securities Act, and securities eligible for resale pursuant to Rule 144A thereunder. Section 4(2) and Rule 144A securities may, however, be treated as liquid by the Investment Adviser pursuant to procedures adopted by the Board, which require consideration of factors such as trading activity, availability of market quotations and number of dealers willing to purchase the security. If the Fund invests in Rule 144A securities, the level of portfolio illiquidity may be increased to the extent that eligible buyers become uninterested in purchasing such securities.

It may be more difficult to sell such securities at an attractive price until such time as such securities may be sold publicly. Where registration is desired, a considerable period may elapse between a decision to sell the securities and the time when registration is complete. Thus, the Fund may not be able to obtain as favorable a price as that prevailing at the time of the decision to sell. The Fund may also acquire securities with contractual restrictions on the resale of such securities. Such restrictions might prevent their sale at a time when such sale would otherwise be desirable.

Leverage.    As provided in the 1940 Act and subject to certain exceptions, the Fund may issue senior securities (which may be stock, such as preferred shares, or securities representing debt) so long as its total assets (including such senior security), less certain ordinary course liabilities, exceed 200% of the sum of any preferred shares and debt outstanding and 300% of the amount of any debt outstanding. Any such senior securities may be convertible in accordance with SEC staff guidelines, which may permit the Fund to obtain leverage at more attractive rates.

The issuance of senior securities would leverage the common shares. Although the timing and other terms of the offering of senior securities and the terms of the senior securities would be determined by the Fund’s Board, the Fund expects to primarily invest the proceeds of any senior securities offering in dividend paying or income producing equity or debt securities. See “Use of Proceeds.”

The use of leverage magnifies the impact in changes in net asset value. For example, a fund that uses 33% leverage will show a 1.5% increase or decrease in net asset value for each 1% increase or decrease in the value of its total assets other than leverage. The concept of leveraging is based on the premise that so long as the cost of the leverage on the assets to be obtained by the leverage is lower than the return earned by the Fund on such leveraged assets, the common shareholders will benefit from the incremental return. Should the differential between the return produced by the underlying assets and the cost of leverage narrow, the incremental return will be reduced. Furthermore, if the cost of the leverage on the leveraged assets exceeds the return earned by the Fund on such leveraged assets, the net asset value of the Fund will be diminished. The use of leverage generally increases the volatility of returns to the Fund. See “Risk Factors and Special Considerations—Leverage Risk.”

Non-Investment Grade Securities.    The Fund may invest up to 10% of its total assets in fixed-income securities rated in the lower rating categories of recognized statistical rating agencies, such as securities rated “CCC” or lower by Standard & Poor’s Rating Services (“S&P”) or “Caa” by Moody’s Investors Service, Inc. (“Moody’s”), or non-rated securities of comparable quality. These debt securities are predominantly speculative and involve major risk exposure to adverse conditions. Debt securities that are not rated or rated lower than “BBB” by S&P or lower than “Baa” by Moody’s (or unrated securities of comparable quality) are referred to in the financial press as “junk bonds.”

Generally, such lower rated securities and unrated securities of comparable quality offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, such lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss due to default by these issuers is significantly greater because such lower rated securities and unrated securities of comparable quality generally are unsecured and frequently are subordinated to the prior payment of senior indebtedness. In light of these risks, the Investment Adviser, in evaluating the creditworthiness of an issue, whether rated or unrated, will take various factors into consideration, which may include, as applicable, the issuer’s operating history, financial resources and its sensitivity to economic conditions and trends, the market support for the facility financed by the issue, the perceived ability and integrity of the issuer’s management and regulatory matters.

In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which such lower rated or unrated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Fund to obtain accurate market quotations for purposes of valuing its portfolio and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Fund to purchase and may also have the effect of limiting the ability of the Fund to sell securities at their fair value to respond to changes in the economy or the financial markets.

Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption (often a feature of fixed income securities), the Fund may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the securities held by the Fund may decline proportionately more than a portfolio consisting of higher rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value due to changes in interest rates than bonds that pay interest currently. Interest rates are at historical lows and, therefore, it is likely that they will rise in the future.

As part of its investments in lower rated securities (i.e., subject to the 10% cap), the Fund may invest without limit in securities of issuers in default. The Fund will make an investment in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations or emerge from bankruptcy protection and the value of these securities will appreciate. By investing in securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of the securities will not appreciate.

In addition to using recognized rating agencies and other sources, the Investment Adviser also performs its own analysis of issues in seeking investments that it believes to be underrated (and thus higher-yielding) in light of the financial condition of the issuer. Its analysis of issuers may include, among other things, current and anticipated cash flow and borrowing requirements, value of assets in relation to historical cost, strength of management, responsiveness to business conditions, credit standing and current anticipated results of operations. In selecting investments for the Fund, the Investment Adviser may also consider general business conditions, anticipated changes in interest rates and the outlook for specific industries.

Subsequent to its purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced. In addition, it is possible that statistical rating agencies might change their ratings of a particular issue to reflect subsequent events on a timely basis. Moreover, such ratings do not assess the risk of a decline in market value. None of these events will require the sale of the securities by the Fund, although the Investment Adviser will consider these events in determining whether the Fund should continue to hold the securities.

Fixed-income securities, including lower rated securities and comparable unrated securities, frequently have call or buy-back features that permit their issuers to call or repurchase the securities from their holders, such as the Fund. If an issuer exercises these rights during periods of declining interest rates, the Fund may have to replace the security with a lower yielding security, thus resulting in a decreased return for the Fund.

The market for lower rated and comparable unrated securities has at various times, particularly during times of economic recession, experienced substantial reductions in market value and liquidity. Past recessions have adversely affected the ability of certain issuers of such securities to repay principal and pay interest thereon. The market for those securities could react in a similar fashion in the event of any future economic recession.

Options.    The Fund may purchase or sell, i.e., write, options on securities, securities indices and foreign currencies which are listed on a national securities exchange or in the over-the-counter (“OTC”) market, as a means of achieving additional return or of hedging the value of the Fund’s portfolio. A call option is a contract that, in return for a premium, gives the holder of the option the right to buy from the writer of the call option the security or currency underlying the option at a specified exercise price at any time during the term of the option. The writer of the call option has the obligation, upon exercise of the option, to deliver the underlying security or currency upon payment of the exercise price during the option period. A put option is the reverse of a call option, giving the holder the right, in return for a premium, to sell the underlying security to the writer, at a specified price, and obligating the writer to purchase the underlying security from the holder at that price. The Fund may purchase call or put options as long as the aggregate initial margins and premiums, measured at the time of such investment, do not exceed 5% of the fair market value of the Fund’s total assets. There is no limit on the amount of options the Fund may write (sell).

If the Fund has written an option, it may terminate its obligation by effecting a closing purchase transaction. This is accomplished by purchasing an option of the same series as the option previously written. However, once the Fund has been assigned an exercise notice, the Fund will be unable to effect a closing purchase transaction. Similarly, if the Fund is the holder of an option it may liquidate its position by effecting a closing sale transaction. This is accomplished by selling an option of the same series as the option previously purchased. There can be no assurance that either a closing purchase or sale transaction can be effected when the Fund so desires.

The Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the option or is more than the premium paid to purchase the option; the Fund will realize a loss from a closing transaction if the price of the transaction is more than the premium received from writing the option or is less than the premium paid to purchase the option. Since call option prices generally reflect increases in the price of the underlying security, any loss resulting from the repurchase of a call option may also be wholly or partially offset by unrealized appreciation of the underlying security. Other principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price and price volatility of the underlying security and the time remaining until the expiration date. Gains and losses on investments in options depend, in part, on the ability of the Investment Adviser to predict correctly the effect of these factors. The use of options cannot serve as a complete hedge since the price movement of securities underlying the options will not necessarily follow the price movements of the portfolio securities subject to the hedge.

An option position may be closed out only on an exchange which provides a secondary market for an option of the same series or in a private transaction. Although the Fund will generally purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option. In such event, it might not be possible to effect closing transactions in particular options, so that the Fund would have to exercise its options in order to realize any profit and would incur brokerage commissions upon the exercise of call options and upon the subsequent disposition of underlying securities for the exercise of put options.

Although the Investment Adviser will attempt to take appropriate measures to minimize the risks relating to the Fund’s writing of put and call options, there can be no assurance that the Fund will succeed in any option-writing program it undertakes.

Futures Contracts and Options on Futures.    The Fund may purchase and sell financial futures contracts and options thereon which are traded on a commodities exchange or board of trade for certain hedging, yield enhancement and risk management purposes. A financial futures contract is an agreement to purchase or sell an agreed amount of securities or currencies at a set price for delivery in the future. These futures contracts and related options may be on debt securities, financial indices, securities indices, U.S. government securities and foreign currencies. The Investment Adviser has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration under the Commodity Exchange Act. Accordingly, the Fund’s investments in derivative instruments described in this Prospectus and the SAI are not currently limited by or subject to regulation under the Commodity Exchange Act or otherwise regulated by the Commodity Futures Trading Commission (“CFTC”). The Fund’s aggregate initial margins and premiums with respect to futures contracts, measured at the time of such investment, will not exceed 5% of the fair market value of the Fund’s total assets.

When Issued, Delayed Delivery Securities and Forward Commitments.    The Fund may enter into forward commitments for the purchase or sale of securities, including on a “when issued” or “delayed delivery” basis, in excess of customary settlement periods for the type of security involved. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring, i.e., a when, as and if issued security. When such transactions are negotiated, the price is fixed at the time of the commitment, with payment and delivery taking place in the future, generally a month or more after the date of the commitment. While it will only enter into a forward commitment with the intention of actually acquiring the security, the Fund may sell the security before the settlement date if it is deemed advisable.

Securities purchased under a forward commitment are subject to market fluctuation, and no interest (or dividends) accrues to the Fund prior to the settlement date. The Fund will segregate with its custodian cash or liquid securities in an aggregate amount at least equal to the amount of its outstanding forward commitments.

Short Sales.    The Fund may make short sales of securities. A short sale is a transaction in which the Fund sells a security it does not own in anticipation that the market price of that security will decline. The market value of the securities sold short of any one issuer will not exceed either 10% of the Fund’s total assets or 5% of such issuer’s voting securities. The Fund also will not make a short sale, if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its assets or the Fund’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class. The Fund may also make short sales “against the box” without respect to such limitations. In this type of short sale, at the time of the sale, the Fund owns, or has the immediate and unconditional right to acquire at no additional cost, the identical security.

The Fund expects to make short sales both to obtain capital gains from anticipated declines in securities and as a form of hedging to offset potential declines in long positions in the same or similar securities. The short sale of a security is considered a speculative investment technique. Short sales “against the box” may be subject to special tax rules, one of the effects of which may be to accelerate income to the Fund.

When the Fund makes a short sale, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale in order to satisfy its obligation to deliver the security upon conclusion of the sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss will be increased, by the transaction costs incurred by the Fund, including the costs associated with providing collateral to the broker-dealer (usually cash, U.S. government securities or other highly liquid debt securities) and the maintenance of collateral with its custodian. Although the Fund’s gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Repurchase Agreements.    Repurchase agreements may be seen as loans by the Fund collateralized by underlying debt securities. Under the terms of a typical repurchase agreement, the Fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed price and time. This arrangement results in a fixed rate of return to the Fund that is not subject to market fluctuations during the holding period. The Fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the Fund is delayed in or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period in which it seeks to assert these rights. The Investment Adviser, acting under the supervision of the Board of the Fund, reviews the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate these risks and monitors on an ongoing basis the value of the securities subject to repurchase agreements to ensure that the value is maintained at the required level. The Fund will not enter into repurchase agreements with the Investment Adviser or any of its affiliates.

Swaps.    The Fund may enter into total rate of return, credit default or other types of swaps and related derivatives for various purposes, including to gain economic exposure to an asset or group of assets that may be difficult or impractical to acquire or for hedging and risk management. These transactions generally provide for the transfer from one counterparty to another of certain risks inherent in the ownership of a financial asset such as a common stock or debt instrument. Such risks include, among other things, the risk of default and insolvency of the obligor of such asset, the risk that the credit of the obligor or the underlying collateral will decline or the risk that the common stock of the underlying issuer will decline in value. The transfer of risk pursuant to a derivative of this type may be complete or partial, and may be for the life of the related asset or for a shorter period. These derivatives may be used as a risk management tool for a pool of financial assets, providing the Fund with the opportunity to gain or reduce exposure to one or more reference securities or other financial assets (each, a “Reference Asset”) without actually owning or selling such assets in order, for example, to increase or reduce a concentration risk or to diversify a portfolio. Conversely, these derivatives may be used by the Fund to reduce exposure to an owned asset without selling it.

Because the Fund would not own the Reference Assets, the Fund may not have any voting rights with respect to the Reference Assets, and in such cases all decisions related to the obligors or issuers of the Reference Assets, including whether to exercise certain remedies, will be controlled by the swap counterparties.

Total rate of return swaps and similar derivatives are subject to many risks, including the possibility that the market will move in a manner or direction that would have resulted in gain for the Fund had the swap or other derivative not been utilized (in which case it would have been had the Fund not engaged in the transactions), nearly unlimited exposure to changes in the value of the Reference Assets, total loss to the Fund of the entire notional amount of the swap, the risk of imperfect correlation between the risk sought to be hedged and the derivative transactions utilized, the possible inability of the counterparty to fulfill its obligations under the swap and potential illiquidity of the instrument utilized, which may make it difficult for the Fund to close out or unwind one or more transactions.

Total rate of return swaps and related derivatives are a relatively recent development in the financial markets. Consequently, there are certain legal, tax and market uncertainties that present risks in entering into such arrangements. There is currently little or no case law or litigation characterizing total rate of return swaps or related derivatives, interpreting their provisions, or characterizing their tax treatment. In addition, additional regulations and laws may apply to these types of derivatives that have not previously been applied. There can be no assurance that future decisions construing similar provisions to those in any swap agreement or other related documents or additional regulations and laws will not have an adverse effect on the Fund that utilizes these instruments. The Fund will monitor these risks and seek to utilize these instruments in a manner that does not lead to undue risk regarding the tax or other structural elements of the Fund. The Fund will not invest in these types of instruments if the Reference Assets are commodities except for bona fide hedging or risk management purposes.

Convertible Securities.    A convertible security is a bond, debenture, note, stock or other similar security that may be converted into or exchanged for a prescribed amount of common stock or other equity security of the same or a different issuer within a particular period of time at a specified price or formula. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities in that they ordinarily provide a stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities are senior in rank to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. See “Risk Factors and Special Considerations—Dilution Risk for Convertible Securities.”

Temporary Defensive Investments.    Although under normal market conditions at least 80% of the Fund’s assets will consist of common stock and other debt or equity securities of foreign and domestic companies involved in the Utilities Industry and securities of companies in other industries that are expected to periodically generate or accrue income, when a temporary defensive posture is believed by the Investment Adviser to be warranted (“temporary defensive periods”), the Fund may without limitation hold cash or invest its assets in money market instruments and repurchase agreements in respect of those instruments. The money market instruments in which the Fund may invest are obligations of the U.S. government, its agencies or instrumentalities; commercial paper rated A-1 or higher by S&P or Prime-1 by Moody’s; and certificates of deposit and bankers’ acceptances issued by domestic branches of U.S. banks that are members of the FDIC. During temporary defensive periods, the Fund may also invest to the extent permitted by applicable law in shares of money market mutual funds, which, under current law, in the absence of an exemptive order will not be affiliated with the Investment Adviser. Money market mutual funds are investment companies and the investments in those companies by the Fund are in some cases subject to certain fundamental investment restrictions and applicable law. See “Investment Restrictions.” As a shareholder in a mutual fund, the Fund will bear its ratable share of its expenses, including management fees, and will remain subject to payment of the fees to the Investment Adviser, with respect to assets so invested. See “Management of the Fund— General.” The Fund may find it more difficult to achieve the long-term growth of capital component of its investment objective during temporary defensive periods.

Loans of Portfolio Securities.    To increase income, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions if the loan is collateralized in accordance with applicable regulatory requirements.

If the borrower fails to maintain the requisite amount of collateral, the loan automatically terminates and the Fund could use the collateral to replace the securities while holding the borrower liable for any excess of replacement cost over the value of the collateral. As with any extension of credit, there are risks of delay in recovery and in some cases even loss of rights in collateral should the borrower of the securities violate the terms of the loan or fail financially. There can be no assurance that borrowers will not fail financially. On termination of the loan, the borrower is required to return the securities to the Fund, and any gain or loss in the market price during the loan would inure to the Fund. If the other party to the loan petitions for bankruptcy or becomes subject to the United States Bankruptcy Code, the law regarding the rights of the Fund is unsettled. As a result, under extreme circumstances, there may be a restriction on the Fund’s ability to sell the collateral and the Fund would suffer a loss. See “Investment Objective and Policies—Loans of Portfolio Securities” in the SAI.

Portfolio turnover generally involves expense to the Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities. The portfolio turnover rate is computed by dividing the lesser of the amount of the securities purchased or securities sold by the average monthly value of securities owned during the year (excluding securities whose maturities at acquisition were one year or less). Higher portfolio turnover may decrease the after-tax return to individual investors in the Fund to the extent it results in a decrease of the long-term capital gains portion of distributions to shareholders. The Fund’s portfolio turnover rates for the fiscal years ended December 31, 2012 and December 31, 2011 was 6.0% and 5.9%, respectively.

RISK FACTORS AND SPECIAL CONSIDERATIONS

Investors should consider the following risk factors and special considerations associated with investing in the Fund:

Industry Risks

Under normal market conditions, the Fund will invest at least 80% of its assets in (i) equity securities (including common stock, preferred stock, convertible stock and options on these securities) of domestic and foreign companies involved to a substantial extent (i.e., at least 50% of the assets, gross income or net profits of a company is committed to or derived from) in providing (a) products, services or equipment for the generation or distribution of electricity, gas or water, (b) infrastructure operations such as airports, toll roads and municipal services and (c) telecommunications services such as telephone, telegraph, satellite, cable, microwave, radiotelephone, mobile communication and cellular, paging, electronic mail, videotext, voice communications, data communications and internet (collectively, the “Utilities Industry”) and (ii) equity securities (including preferred securities) of companies in other industries, in each case in such securities that are expected to periodically pay dividends. In addition under normal market conditions, at least 50% of the Fund’s assets will consist of debt or equity of securities of domestic and foreign companies involved to a substantial extent (i.e. at least 50% of the assets, gross income or net profits of a company is committed to or derived from) in the Utilities Industry. As a result of this policy of concentrating its investments in a particular industry, the net asset value of the Fund will be more susceptible to factors affecting those particular types of companies, including governmental regulation, inflation, cost increases in fuel and other operating expenses, technological innovations that may render existing products and equipment obsolete, and increasing interest rates resulting in high interest costs on borrowings needed for product development, infrastructure and capital construction programs, including costs associated with compliance with environmental and other regulations.

Sector Risk.    The Fund concentrates its investments in the Utilities Industry. As a result, the Fund’s investments may be subject to greater risk and market fluctuation than a fund that had securities representing a broader range of investment alternatives. The prices of equity securities issued by certain types of utility companies may change more in response to interest rate changes than the equity securities of other companies. Generally, when interest rates go up, the value of securities issued by these companies goes down. Conversely, when interest rates go down, the value of securities issued by these companies goes up. There is no guarantee that this relationship will hold in the future.

Government Regulation.    Companies in certain sectors of the Utilities Industry (such as power generation and distribution) are subject to extensive governmental regulatory requirements. Certain of these regulations that are intended to limit the concentration of ownership and control of companies in these industries may prevent companies in which the Fund invests from making certain investments that they would otherwise make. Other regulations may cause Utilities Industry companies to incur substantial additional costs or lengthy delays in connection with the completion of capital investments or the introduction of new products or services to market. There are substantial differences between the regulatory practices and policies in various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, permit companies to implement rate increases or that such increases will be adequate to permit the payment of dividends on such issuer’s common stocks. Additionally, existing and possible future regulatory legislation may make it even more difficult for companies in the Utilities Industry to obtain adequate relief from rate regulation.

Regulatory considerations limit the percentage of the shares of a public utility or utility holding company held by a fund or by an adviser and its affiliates on behalf of all their clients. In particular, approval of the Federal Energy Regulatory Commission (FERC) under the Federal Power Act would generally be required for (i) the Fund to acquire and hold 10% or more of the voting securities of any publicly traded public utility or utility holding company, and (ii) for the Fund together with any affiliated fund or other affiliated entity to acquire and hold in the aggregate 20% or more of the voting securities of any publicly traded public utility or utility holding company. Other requirements for FERC or state utility commission approval of the acquisition of voting securities may apply as well. Apart from approval requirements with respect to acquisitions of voting securities, the Fund may choose to limit its ownership of public utility or utility holding company voting securities in order to avoid the imposition of regulatory requirements under federal or state law such as those that attend status as a “holding company” under the Public Utility Holding Company Act of 2005.

Similarly, various types of ownership restrictions are imposed by the Federal Communications Commission (“FCC”), on investment in media companies and cellular licensees. These rules limit the number of broadcast stations both locally and nationally that a single entity is permitted to own, operate, or control and prohibit ownership of certain competitive communications providers in the same location. The FCC also applies limited ownership restrictions on cellular licensees serving rural areas. Attributable interests that may result from the role of the Investment Adviser and its principals in connection with other funds, managed accounts and companies may limit the Fund’s ability to invest in certain mass media and cellular companies. These limitations may unfavorably restrict the ability of the Fund to make certain investments.

Deregulation.    Changing regulation constitutes one of the key industry-specific risks for the Fund, especially with respect to its investments in traditionally regulated public utilities and partially regulated utility or telecommunications companies. Domestic and foreign regulators may monitor and control such companies’ revenues and costs, and therefore may limit utility profits and dividends paid to investors, which could result in reduced income to the Fund. Regulatory authorities also may restrict a company’s access to new markets, thereby diminishing the company’s long-term prospects. In some jurisdictions certain portions of various utilities functions have been deregulated. Deregulation may eliminate restrictions on profits and dividends of companies, but may also subject these companies to greater risks of loss. Thus, deregulation could have a positive or negative impact on the Fund. The Investment Adviser believes that certain Utilities Industry companies’ fundamentals should continue to improve as the industry undergoes deregulation. In recent years, changes in regulation in the United States increasingly have allowed companies in the Utilities Industry to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within these industries. However, a number of companies have failed in their efforts to take advantage of the deregulated environment and are seeking to refocus in their primary business. Nonetheless, because of trends toward deregulation and the evolution of independent producers as well as new entrants to the field of telecommunications, non-regulated providers of utility and telecommunications services have become a significant part of their respective industries. The emergence of competition and deregulation may result in certain companies in the Utilities Industry being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates.

Environmental and Other Regulatory Matters.    Companies in the Utilities Industry in which the Fund will invest may be subject to a number of host country statutory and regulatory standards and required approvals relating to energy, labor and environmental laws. Certain permits and regulatory approvals may be required to be obtained for certain investments by companies in which the Fund will invest and failure by such companies to obtain such permits and regulatory approvals could adversely affect the Fund’s investment. Companies also face considerable costs associated with environmental compliance, nuclear waste clean-up and safety regulation. Increasingly, regulators are calling upon electric utilities to bear these added costs, and there is a risk that these costs will not be fully recovered through an increase in revenues.

The adoption by a host country of new laws, policies or regulations or changes in the interpretation or application of existing laws, policies and regulations that modify the present regulatory environment could also have an adverse effect on the Fund’s investments. Regulatory risk affects companies in the Utilities Industry in part because governments may be party to private Utilities Industry investments as lessors, customers, regulators or partners. Moreover, for political reasons, governments may control the prices at which companies in the Utilities Industry can sell their products, which can adversely affect the Fund’s investment in such a company.

Under the laws of certain countries that are host to Utilities Industry companies in which the Fund may invest, such companies may be required to comply with a number of statutes and regulations during their operation pertaining to environmental controls or restrictions, and the storage, handling, transportation and disposal of hazardous and toxic material, waste or other substances. Compliance with such requirements may be costly and may materially affect the profitability of such companies. Further, failure by such a company to comply with any such statutes or regulations could have adverse effects on its business results and prospects, which could have negative consequences for investors such as the Fund.

Foreign Utility Companies.    Foreign companies in the Utilities Industry are also subject to regulation, although such regulation may or may not be comparable to regulation in the United States. Foreign companies in the Utilities Industry may be more heavily regulated by their respective governments than companies in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States. Additionally, because the effectiveness of the judicial systems in non-U.S. countries varies, the Fund or companies in which it may invest may have difficulty in successfully pursuing claims in the courts of such countries.

Financing.    At certain times, companies in the Utilities Industry encounter difficulties in obtaining financing for product development, infrastructure and construction programs. Issuers experiencing such difficulties may also experience lower profitability, which can result in reduced income to the Fund. Historically, companies in the Utilities Industry have also encountered such financing difficulties during inflationary periods, although we cannot assure you that such a relationship will continue and that companies in the Utilities Industry will not encounter financing difficulties during non-inflationary periods.

Equipment and Supplies.    Companies in the Utilities Industry may face the risk of lengthy delays and increased costs associated with the design, development, construction, licensing and operation of their facilities or sale of their products. Moreover, technological innovations may render existing plants, equipment or products obsolete.

Increased costs and a reduction in the availability of fuel (such as oil, coal, nuclear or natural gas) also may adversely affect the profitability of utility companies. Electric utilities may be burdened by unexpected increases in fuel and other operating costs. They may also be negatively affected when long-term interest rates rise. Long-term borrowings are used to finance most utility investments, and rising interest rates lead to higher financing costs and reduced earnings. Investments in certain kinds of utility companies are also subject to certain additional risks.

Electric.    Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as its expenses.

The construction and operation of nuclear power facilities are subject to increased scrutiny by, and evolving regulations of, the Nuclear Regulatory Commission and state agencies having comparable jurisdiction. Increased scrutiny might result in higher operating costs and higher capital expenditures, with the risk that the regulators may disallow inclusion of these costs in rate authorizations or the risk that a company may not be permitted to operate or complete construction of a facility. In addition, operators of nuclear power plants may be subject to significant costs for disposal of nuclear fuel and for decommissioning such plants.

The rating agencies are taking a closer look at the business profile of utilities. Ratings for companies are expected to be affected to a greater extent in the future by how their asset base is utilized. Electric utility companies that focus more on the generation of electricity may be assigned less favorable ratings as this business is expected to be competitive and the least regulated. On the other hand, companies that focus on transmission and distribution, which is expected to be the least competitive and the more regulated part of the business, may see higher ratings given the greater predictability of cash flow.

Several states have enacted enabling deregulation legislation. The introduction of competition into the industry as a result of deregulation may result in lower revenue, lower credit ratings, increased default risk and lower electric utility security prices. Such increased competition may also cause long-term contracts, which electric utilities previously entered into to buy power, to become “stranded assets,” which have no economic value.

Any loss associated with such contracts must be absorbed by ratepayers and investors. In addition, in anticipation of increasing competition, some electric utilities have acquired electric utilities overseas to diversify, enhance earnings and gain experience in operating in a deregulated environment. In some instances, such acquisitions have involved significant borrowings, which have burdened the acquirer’s balance sheet. There is no assurance that current deregulation proposals will be adopted. However, deregulation in any form could significantly impact the electric utilities industry.

Following deregulation of the energy markets in certain states, a number of companies have engaged in energy trading and incurred substantial losses. Certain of these energy trading businesses have been accused of employing improper accounting practices and have been required to make significant restatements of their financial results. In addition, several energy companies have been accused of attempting to manipulate the price and availability of energy in certain states.

Telecommunications.  The telecommunications industry today includes both traditional telephone companies with a history of broad market coverage and highly regulated businesses and cable companies, which began as small, lightly regulated businesses focused on limited markets. Today these two historically different businesses are converging in an industry which is trending toward larger, competitive, national and international markets with an emphasis on deregulation. Companies that distribute telephone services and provide access to the telephone networks still comprise the greatest portion of this segment, but non-regulated activities such as cellular telephone services, paging, data processing, equipment retailing, computer software and hardware services are becoming increasingly significant components as well. The presence of unregulated companies in this industry and the entry of traditional telephone companies into unregulated or less regulated businesses provide significant investment opportunities with companies which may increase their earnings at faster rates than had been allowed in traditional regulated businesses. Still, increasing competition, technological innovations and other structural changes could adversely affect the profitability of such utilities and the growth rate of their dividends. Given mergers, certain marketing tests currently underway and proposed legislation and enforcement changes, it is likely that both traditional telephone companies and cable companies will soon provide a greatly expanded range of utility services, including two-way video and informational services to residential, corporate and governmental customers.

In February 1996, the Telecommunications Act of 1996 (the “Act”) became law. The Act removed regulatory restrictions on entry that prevented local and long-distance telephone companies and cable television companies from competing against one another. The Act also removed most cable rate controls and allows broadcasters to own more radio and television stations. Litigation concerning the constitutionality of certain major provisions of the Act has slowed the implementation of such provisions.

Gas.    Gas transmission companies and gas distribution companies are also undergoing significant changes. In the United States, interstate transmission companies are regulated by the Federal Energy Regulatory Commission, which is reducing its regulation of the industry. Many companies have diversified into oil and gas exploration and development, making returns more sensitive to energy prices. In the recent decade, gas utility companies have been adversely affected by disruptions in the oil industry and have also been affected by increased concentration and competition. Prolonged changes in climatic conditions can also have a significant impact on both the revenues and expenses of a gas utility.

Water.    In the case of the water utility sector, the industry is highly fragmented, and most water supply companies find themselves in mature markets, although upgrading of fresh water and waste water systems is an expanding business.

There can be no assurance that the positive developments noted above, including those relating to privatization and changing regulation, will occur or that risk factors other than those noted above will not develop in the future.

Leveraged Capital Structures.    It is expected that Utilities Industry companies in which the Fund will invest may employ considerable leverage, a significant portion of which may be at floating interest rates. As a result, a Utilities Industry company may be subject to increased exposure to adverse economic factors such as a significant rise in interest rates, a severe downturn in the economy or deterioration in the condition of such company or its industry.

Special Risk to Holders of Common Shares

Dilution Risk.    If the Fund determines to conduct a rights offering to subscribe for common shares, holders of common shares may experience dilution or accretion of the aggregate net asset value of their common shares. Such dilution or accretion will depend upon whether (i) such shareholders participate in the rights offering and (ii) the Fund’s net asset value per common share is above or below the subscription price on the expiration date of the rights offering.

Leverage Risk.    The Fund currently does not use financial leverage for investment purposes. However, if the Fund implemented a leveraged capital structure in the future, such a structure would create special risks not associated with unleveraged funds that have a similar investment objective and policies. These include the possibility of greater loss and the likelihood of higher volatility of the net asset value of the Fund and the asset coverage for the preferred shares. Such volatility may increase the likelihood of the Fund having to sell investments in order to meet its obligations to make distributions on the preferred shares or principal or interest payments on debt securities, or to redeem preferred shares or repay debt, when it may be disadvantageous to do so. The use of leverage magnifies both the favorable and unfavorable effects of price movements in the investments made by the Fund. To the extent the Fund is leveraged in its investment operations, the Fund will be subject to substantial risk of loss. The Fund cannot assure that borrowings or the issuance of preferred shares will result in a higher yield or return to the holders of the common shares. Also, if the Fund utilizes leverage, a decline in net asset value could affect the ability of the Fund to make common share distributions and such a failure to make distributions could result in the Fund ceasing to qualify as a regulated investment company under the Code.

Any decline in the net asset value of the Fund’s investments would be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, the leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares. In such a case, the Fund might be in danger of failing to maintain the required asset coverage of its borrowings or preferred shares or of losing its ratings on its borrowings or preferred shares or, in an extreme case, the Fund’s current investment income might not be sufficient to meet the interest or dividend requirements on its borrowings or preferred shares. In order to counteract such an event, the Fund might need to liquidate investments in order to fund a redemption of some or all of the preferred shares.

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Preferred Share and Note Risk.    The issuance of preferred shares or notes causes the net asset value and market value of the common shares to become more volatile. If the dividend rate on the preferred shares or the interest rate on the notes approaches the net rate of return on the Fund’s investment portfolio, the benefit of leverage to the holders of the common shares would be reduced. If the dividend rate on the preferred shares or the interest rate on the notes plus the management fee annual rate of 1.00% exceeds the net rate of return on the Fund’s portfolio, the leverage will result in a lower rate of return to the holders of common shares than if the Fund had not issued preferred shares or notes. If the Fund has insufficient investment income and gains, all or a portion of the distributions to preferred shareholders or interest payments to note holders would come from the common shareholders’ capital. Such distributions and interest payments reduce the net assets attributable to common shareholders.

In addition, the Fund would pay (and the holders of common shares will bear) all costs and expenses relating to the issuance and ongoing maintenance of the preferred shares or notes, including the advisory fees on the incremental assets attributable to the preferred shares or notes.

Holders of preferred shares may have different interests than holders of common shares and may at times have disproportionate influence over the Fund’s affairs. Holders of preferred shares, voting separately as a single class, would have the right to elect two members of the Board of Trustees at all times and in the event dividends become two full years in arrears would have the right to elect a majority of the Trustees until such arrearage is completely eliminated. In addition, preferred shareholders have class voting rights on certain matters, including changes in fundamental investment restrictions and conversion of the fund to open-end status, and accordingly can veto any such changes.

Restrictions imposed on the declarations and payment of dividends or other distributions to the holders of the Fund’s common shares and preferred shares, both by the 1940 Act and by requirements imposed by rating agencies, might impair the Fund’s ability to maintain its qualification as a regulated investment company for federal income tax purposes. While the Fund intends to redeem its preferred shares or notes to the extent necessary to enable the Fund to distribute its income as required to maintain its qualification as a regulated investment company under the Code, there can be no assurance that such actions can be effected in time to meet the Code requirements.

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Portfolio Guidelines of Rating Agencies for Preferred Shares and/or Credit Facility.    In order to obtain and maintain attractive credit quality ratings for preferred shares or borrowings, the Fund must comply with investment quality, diversification and other guidelines established by the relevant rating agencies. These guidelines could affect portfolio decisions and may be more stringent than those imposed by the 1940 Act. In the event that a rating on the Fund’s preferred shares or notes is lowered or withdrawn by the relevant rating agency, the Fund may also be required to redeem all or part of its outstanding preferred shares or notes, and the common shares of the Fund will lose the potential benefits associated with a leveraged capital structure.

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Impact on Common Shares.    The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of net investment income of the Fund, realized gains or losses of the Fund and changes in the value of the securities held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See “Risks.” The table further reflects leverage representing 30% of the Fund’s total net assets, the Fund’s current projected blended annual average leverage dividend or interest rate of 6.00%, a management fee at an annual rate of 0.50% of the liquidation preference of any outstanding preferred shares and estimated annual incremental expenses attributable to any outstanding preferred shares of 0.065% of the Fund’s net assets attributable to common shares.

Assumed Portfolio Total Return (Net of Expenses)	(10)%	(5)%	0%	5%	10%
Common Share Total Return	(17.10)%	(9.96)%	(2.81)%	4.33%	11.47%

Common share total return is composed of two elements—the common share distributions paid by the Fund (the amount of which is largely determined by the taxable income of the Fund (including realized gains or losses) after paying interest on any debt and/or dividends on any preferred shares) and unrealized gains or losses on the value of the securities the Fund owns. As required by SEC rules, the table assumes that the Fund is more likely to suffer capital losses than to enjoy total return. For example, to assume a total return of 0% the Fund must assume that the income it receives on its investments is entirely offset by expenses and losses in the value of those investments.

Special Risks to Holders of Preferred Shares

Illiquidity Prior to Exchange Listing.    Prior to the offering, there will be no public market for any series of Fixed Rate Preferred Shares. In the event any series of Fixed Rate Preferred Shares are issued, we expect to apply to list such shares on a national securities exchange, which will likely be the NYSE MKT. However, during an initial period, which is not expected to exceed 30 days after the date of its initial issuance, such shares may not be listed on any securities exchange. During such period, the underwriters may make a market in such shares, though they will have no obligation to do so. Consequently, an investment in such shares may be illiquid during such period.

Market Price Fluctuation.    Shares of Fixed Rate Preferred may trade at a premium to or discount from liquidation value for various reasons, including changes in interest rates.

Special Risks to Holders of Notes

An investment in our notes is subject to special risks. Our notes are not likely to be listed on an exchange or automated quotation system. We cannot assure you that any market will exist for our notes or if a market does exist, whether it will provide holders with liquidity. Broker-dealers that maintain a secondary trading market for the notes are not required to maintain this market, and the Fund is not required to redeem notes if an attempted secondary market sale fails because of a lack of buyers. To the extent that our notes trade, they may trade at a price either higher or lower than their principal amount depending on interest rates, the rating (if any) on such notes and other factors.

Special Risk to Holders of Subscription Rights

There is a risk that changes in market conditions may result in the underlying common or preferred shares purchaseable upon exercise of the subscription rights being less attractive to investors at the conclusion of the subscription period. This may reduce or eliminate the value of the subscription rights. Investors who receive subscription rights may find that there is no market to sell rights they do not wish to exercise. If investors exercise only a portion of the rights, the number of common or preferred shares issued may be reduced, and the common or preferred shares may trade at less favorable prices than larger offerings for similar securities.

Tax Risk

We cannot assure you what percentage of the distributions paid on the common shares, if any, will consist of tax-advantaged qualified dividend income or long-term capital gains or what the tax rates on various types of income will be in future years. See “Taxation.”

Foreign Securities Risk

The Fund may invest without limitation in securities of foreign issuers and will generally be invested in securities of issuers located in at least three countries including the U.S. It is anticipated that, under normal market conditions, at least 40% of the Fund’s assets will be invested in foreign securities. Investments in the securities of foreign issuers involve certain considerations and risks not ordinarily associated with investments in securities of domestic issuers. Foreign companies are not generally subject to the same accounting, auditing and financial standards and requirements as those applicable to U.S. companies. Foreign securities exchanges, brokers and listed companies may be subject to less government supervision and regulation than exists in the United States. Dividend and interest income may be subject to withholding and other foreign taxes, which may adversely affect the net return on such investments. There may be difficulty in obtaining or enforcing a court judgment abroad. In addition, it may be difficult to effect repatriation of capital invested in certain countries. In addition, with respect to certain countries, there are risks of expropriation, confiscatory taxation, political or social instability or diplomatic developments that could affect assets of the Fund held in foreign countries.

There may be less publicly available information about a foreign company than a U.S. company. Foreign securities markets may have substantially less volume than U.S. securities markets and some foreign company securities are less liquid than securities of otherwise comparable U.S. companies. A portfolio of foreign securities may also be adversely affected by fluctuations in the rates of exchange between the currencies of different nations and by exchange control regulations. Foreign markets also have different clearance and settlement procedures that could cause the Fund to encounter difficulties in purchasing and selling securities on such markets and may result in the Fund missing attractive investment opportunities or experiencing loss. In addition, a portfolio that includes foreign securities can expect to have a higher expense ratio because of the increased transaction costs on non-U.S. securities markets and the increased costs of maintaining the custody of foreign securities.

Investments in foreign securities, especially in emerging market countries, will expose the Fund to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. Certain countries in which the Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate fluctuations, large amounts of external debt, balance of payments and trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty and instability. The cost of servicing external debt will generally be adversely affected by rising international interest rates because many external debt obligations bear interest at rates which are adjusted based upon international interest rates.

Investing in securities of companies in emerging markets may entail special risks relating to potential political and economic instability and the risks of expropriation, nationalization, confiscation or the imposition of restrictions on foreign investment, the lack of hedging instruments and restrictions on repatriation of capital invested. Emerging securities markets are substantially smaller, less developed, less liquid and more volatile than the major securities markets. The limited size of emerging securities markets and limited trading value compared to the volume of trading in U.S. securities could cause prices to be erratic for reasons apart from factors that affect the quality of the securities. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors’ perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of portfolio securities, especially in these markets. Many emerging market countries have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Typically, the Fund will not hold any foreign securities of emerging market issuers and, if it does, such securities will not comprise more than 10% of the Fund’s managed assets.

The Fund also may purchase sponsored ADRs or U.S. dollar-denominated securities of foreign issuers. ADRs are receipts issued by United States banks or trust companies in respect of securities of foreign issuers held on deposit for use in the United States securities markets. While ADRs may not necessarily be denominated in the same currency as the securities into which they may be converted, many of the risks associated with foreign securities may also apply to ADRs. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts, or to pass through to them any voting rights with respect to the deposited securities.

Foreign Currency Risk

The Fund expects to invest in companies whose securities are denominated in currencies other than U.S. dollars or have operations outside of the U.S. In such instances, the Fund will be exposed to currency risk, including the risk of fluctuations in the exchange rate between U.S. dollars (in which the Fund’s shares are denominated) and such foreign currencies, the risk of currency devaluations and the risks of non-exchangeability and blockage.

As non-U.S. securities may be purchased with and payable in currencies of countries other than the U.S. dollar, the value of these assets measured in U.S. dollars may be affected favorably or unfavorably by changes in currency rates and exchange control regulations. Fluctuations in currency rates may adversely affect the ability of the Investment Adviser to acquire such securities at advantageous prices and may also adversely affect the performance of such assets.

Certain non-U.S. currencies, primarily in developing countries, have been devalued in the past and might face devaluation in the future. Currency devaluations generally have a significant and adverse impact on the devaluing country’s economy in the short and intermediate term and on the financial condition and results of companies’ operations in that country. Currency devaluations may also be accompanied by significant declines in the values and liquidity of equity and debt securities of affected governmental and private sector entities generally. To the extent that affected companies have obligations denominated in currencies other than the devalued currency, those companies may also have difficulty in meeting those obligations under such circumstances, which in turn could have an adverse effect upon the value of the Fund’s investments in such companies. There can be no assurance that current or future developments with respect to foreign currency devaluations will not impair the Fund’s investment flexibility, its ability to achieve its investment objective or the value of certain of its foreign currency denominated investments.

Equity Risk

A principal risk of investing in the Fund is equity risk, which is the risk that the securities held by the Fund will fall in market value due to adverse market and economic conditions, perceptions regarding the industries in which the issuers of securities held by the Fund participate, and the particular circumstances and performance of particular companies whose securities the Fund holds. An investment in the Fund represents an indirect investment in the securities owned by the Fund, which are for the most part traded on securities exchanges or in the over-the-counter markets. The market value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The net asset value of the Fund may at any point in time be worth less than the amount at the time the shareholder invested in the Fund, even after taking into account any reinvestment of distributions.

Dependence on Key Personnel

Mario J. Gabelli serves as the Fund’s portfolio manager. The Investment Adviser is dependent upon the expertise of Mr. Mario J. Gabelli in providing advisory services with respect to the Fund’s investments. If the Investment Adviser were to lose the services of Mr. Gabelli, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Gabelli in the event of his death, resignation, retirement or inability to act on behalf of the Investment Adviser.

Market Discount Risk

Whether investors will realize gains or losses upon the sale of common shares of the Fund will depend upon the market price of the shares at the time of sale, which may be less or more than the Fund’s net asset value per share. Since the market price of the common shares will be affected by such factors as the Fund’s dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, the relative demand for and supply of the shares in the market, general market and economic conditions and other factors beyond the control of the Fund, we cannot predict whether the common shares will trade at, below or above net asset value or at, below or above the public offering price. Common shares of closed-end funds often trade at a discount to their net asset values and the Fund’s common shares may trade at such a discount. This risk may be greater for investors expecting to sell their common shares of the Fund soon after completion of the public offering. The common shares of the Fund are designed primarily for long-term investors, and investors in the shares should not view the Fund as a vehicle for trading purposes.

Long-term Objective; Not a Complete Investment Program

The Fund is intended for investors seeking a consistent level of after-tax total return consisting of income (with a current emphasis on qualifying dividends) and long-term capital gains. The Fund is not meant to provide a vehicle for those who wish to play short-term swings in the stock market. An investment in shares of the Fund should not be considered a complete investment program. Each shareholder should take into account the Fund’s investment objective as well as the shareholder’s other investments when considering an investment in the Fund.

Common Shares Distribution Policy Risk

Pursuant to its adopted distribution policy, the Fund intends to make monthly distributions on its common shares. To the extent its total monthly distributions for a year exceed its net investment company taxable income and net realized capital gain for that year, the excess would generally constitute a return of capital. Return of capital distributions are generally tax-free up to the amount of a shareholder’s tax basis in the shares after which they are treated as capital gains. See “Taxation.” In addition, such excess distributions may have the effect of decreasing the Fund’s total assets and may increase the Fund’s expense ratio as the Fund’s fixed expenses may become a larger percentage of the Fund’s average net assets. In order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action.

Management Risk

The Fund is subject to management risk because it is an actively managed portfolio. The Investment Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

Distribution Risk for Equity Income Portfolio Securities

In selecting equity income securities in which the Fund will invest, the Investment Adviser will consider the issuer’s history of making regular periodic distributions (i.e., dividends) to its equity holders. An issuer’s history of paying dividends, however, does not guarantee that the issuer will continue to pay dividends in the future. The dividend income stream associated with equity income securities generally is not guaranteed and will be subordinate to payment obligations of the issuer on its debt and other liabilities. Accordingly, in the event the issuer does not realize sufficient income in a particular period both to service its liabilities and to pay dividends on its equity securities, it may forgo paying dividends on its equity securities. In addition, because in most instances issuers are not obligated to make periodic distributions to the holders of their equity securities, such distributions or dividends generally may be discontinued at the issuer’s discretion.

Special Risks Related to Investments in Preferred Securities

There are special risks associated with the Fund’s investing in preferred securities, including:

•

Deferral.    Preferred securities may include provisions that permit the issuer, at its discretion, to defer dividends or distributions for a stated period without any adverse consequences to the issuer. If the Fund owns a preferred security that is deferring its dividends or distributions, the Fund may be required to report income for tax purposes although it has not yet received such income.

•

Non-Cumulative Dividends.    Some preferred securities are non-cumulative, meaning that the dividends do not accumulate and need not ever be paid. A portion of the portfolio may include investments in non-cumulative preferred securities, whereby the issuer does not have an obligation to make up any arrearages to its shareholders. Should an issuer of a non-cumulative preferred security held by the Fund determine not to pay dividends or distributions on such security, the Fund’s return from that security may be adversely affected. There is no assurance that dividends or distributions on non-cumulative preferred securities in which the Fund invests will be declared or otherwise made payable.

•

Subordination.    Preferred securities are subordinated to bonds and other debt instruments in an issuer’s capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than more senior debt security instruments.

•	Liquidity. Preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities.

•

Limited Voting Rights.    Generally, preferred security holders (such as the Fund) have no voting rights with respect to the issuing company unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may be entitled to elect a number of trustees to the issuer’s board. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights.

•

Special Redemption Rights.    In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in federal income tax or securities laws. A redemption by the issuer may negatively impact the return of the security held by the Fund.

Income Risk

The income investors in the Fund receive is based primarily on dividends and interest the Fund earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates decrease, distribution rates of the Fund’s preferred shares and any bond holdings could drop as well. The Fund’s income also would likely be affected adversely when prevailing short-term interest rates increase while the Fund is utilizing leverage.

Inflation Risk

Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Fund’s shares and distributions thereon can decline. In addition, during any periods of rising inflation, dividend or interest rates of any variable rate preferred shares or debt securities issued by the Fund would likely increase, which would tend to further reduce returns to common shareholders.

Dilution Risk for Convertible Securities

In the absence of adequate anti-dilution provisions in a convertible security, dilution in the value of the Fund’s holding may occur in the event the underlying stock is subdivided, additional equity securities are issued for below market value, a stock dividend is declared or the issuer enters into another type of corporate transaction that has a similar effect.

Value Investing Risk

The Fund invests in dividend-paying common and preferred stocks in the Utilities Industry that the Investment Adviser believes are undervalued or inexpensive relative to other investments. These types of securities may present risks in addition to the general risks associated with investing in common and preferred stocks. These securities generally are selected on the basis of an issuer’s fundamentals relative to current market price. Such securities are subject to the risk of mis-estimation of certain fundamental factors. In addition, during certain time periods market dynamics may strongly favor “growth” stocks of issuers that do not display strong fundamentals relative to market price based upon positive price momentum and other factors. Disciplined adherence to a “value” investment mandate during such periods can result in significant underperformance relative to overall market indices and other managed investment vehicles that pursue growth style investments and/or flexible equity style mandates.

Non-Diversified Status

The Fund is classified as a “non-diversified” investment company under the 1940 Act, which means the Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. As a non-diversified investment company, the Fund may invest in the securities of individual issuers to a greater degree than a diversified investment company. As a result, the Fund may be more vulnerable to events affecting a single issuer and therefore, subject to greater volatility than a fund that is more broadly diversified. Accordingly, an investment in the Fund may present greater risk to an investor than an investment in a diversified company.

Illiquid Securities

The Fund has no limit on the amount of its net assets it may invest in unregistered or otherwise illiquid investments. Unregistered securities are securities that cannot be sold publicly in the United States without registration under the Securities Act. Unregistered securities generally can be resold only in privately negotiated transactions with a limited number of purchasers or in a public offering registered under the Securities Act. Considerable delay could be encountered in either event and, unless otherwise contractually provided for, the Fund’s proceeds upon sale may be reduced by the costs of registration or underwriting discounts. The difficulties and delays associated with such transactions could result in the Fund’s inability to realize a favorable price upon disposition of unregistered securities, and at times might make disposition of such securities impossible.

Risk Arbitrage

The Fund may invest in securities pursuant to “risk arbitrage” strategies or in other investment funds managed pursuant to such strategies. Risk arbitrage strategies attempt to exploit merger activity to capture the spread between current market values of securities and their values after successful completion of a merger, restructuring or similar corporate transaction. A merger or other restructuring or tender or exchange offer anticipated by the Fund and in which it holds an arbitrage position may not be completed on the terms contemplated or within the time frame anticipated, resulting in losses to the Fund. Such losses would be magnified to the extent that the Fund uses leverage to increase its stake in an arbitrage position.

Non-Investment Grade Securities

The Fund may invest up to 10% of its total assets in nonconvertible fixed-income securities rated in the lower rating categories of recognized statistical rating agencies or unrated securities of comparable quality, and an unlimited percentage of it assets in convertible bonds of such quality. These high yield securities, also sometimes referred to as “junk bonds,” generally pay a premium above the yields of U.S. government securities or debt securities of investment grade issuers because they are subject to greater risks than these securities. These risks, which reflect their speculative character, include the following:

•	greater volatility;

•	greater credit risk and risk of default;

•	potentially greater sensitivity to general economic or industry conditions;

•	potential lack of attractive resale opportunities (illiquidity); and

•	additional expenses to seek recovery from issuers who default.

In addition, the prices of these lower grade securities are more sensitive to negative developments, such as a decline in the issuer’s revenues or a general economic downturn, than are the prices of higher grade securities. Lower grade securities tend to be less liquid than investment grade securities. The market value of lower grade securities may be more volatile than the market value of investment grade securities and generally tends to reflect the market’s perception of the creditworthiness of the issuer and short-term market developments to a greater extent than investment grade securities, which primarily reflect fluctuations in general levels of interest rates.

Ratings are relative and subjective and not absolute standards of quality. Securities ratings are based largely on the issuer’s historical financial condition and the rating agencies’ analysis at the time of rating. Consequently, the rating assigned to any particular security is not necessarily a reflection of the issuer’s current financial condition.

As a part of its investments in lower grade securities, the Fund may invest in securities of issuers in default. The Fund will invest in securities of issuers in default only when the Investment Adviser believes that such issuers will honor their obligations, emerge from bankruptcy protection and the value of these securities will appreciate. By investing in the securities of issuers in default, the Fund bears the risk that these issuers will not continue to honor their obligations or emerge from bankruptcy protection or that the value of these securities will not otherwise appreciate.

For a further description of lower grade securities and the risks associated therewith, see “Investment Objectives and Policies—Certain Investment Practices—Lower Rated Securities.” For a description of the ratings categories of certain recognized statistical ratings agencies, see Appendix A to this prospectus.

Loans of Portfolio Securities

Consistent with applicable regulatory requirements and the Fund’s investment restrictions, the Fund may lend its portfolio securities to securities broker-dealers or financial institutions, provided that such loans are callable at any time by the Fund (subject to notice provisions described in the SAI), and are at all times secured by cash or cash equivalents, which are maintained in a segregated account pursuant to applicable regulations and that are at least equal to the market value, determined daily, of the loaned securities. The advantage of such loans is that the Fund continues to receive the income on the loaned securities while at the same time earns interest on the cash amounts deposited as collateral, which will be invested in short-term obligations. The Fund will not lend its portfolio securities if such loans are not permitted by the laws or regulations of any state in which its shares are qualified for sale. The Fund’s loans of portfolio securities will be collateralized in accordance with applicable regulatory requirements. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in the securities loaned if the borrower of the securities violates the terms of the loan or fails financially.

For a further description of such loans of portfolio securities, see “Investment Objective and Policies— Additional Investment Policies—Loans of Portfolio Securities” in the SAI.

Market Disruption and Geopolitical Risk

Geopolitical events such as terrorist attacks and wars, have led to, and may in the future lead to, increased short-term market volatility and may have long-term effects on U.S. and world economies and markets. The nature, scope and duration of the war and occupation cannot be predicted with any certainty. Similar events in the future or other disruptions of financial markets could affect interest rates, securities exchanges, auctions, secondary trading, ratings, credit risk, inflation, energy prices and other factors relating to the common shares.

Recent Economic Events

While the U.S. and global markets had experienced extreme volatility and disruption for an extended period of time beginning in 2007, the markets have more recently witnessed more stabilized economic activity as expectations for an economic recovery increased. However, risks to a robust resumption of growth persist: a weak consumer weighed down by too much debt and continuing joblessness, the growing size of the federal budget deficit and national debt, and the threat of inflation. A return to unfavorable economic conditions could impair the Fund’s ability to execute its investment strategies.

2013 U.S. Federal Budget

The proposed U.S. federal budget for fiscal year 2013 calls for the elimination of approximately $39 billion in tax incentives widely used by oil, gas and coal companies and the imposition of new fees on certain energy producers. The elimination of such tax incentives and imposition of such fees could adversely affect Natural Resources Companies in which the Fund invests and/or the natural resources sector generally.

Government Intervention in Financial Markets Risk

The recent instability in the financial markets has led the U.S. government and foreign governments to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and in some cases a lack of liquidity. U.S. federal and state governments and foreign governments, their regulatory agencies or self regulatory organizations may take additional actions that affect the regulation of the securities in which the Fund invests, or the issuers of such securities, in ways that are unforeseeable. Issuers of corporate securities might seek protection under the bankruptcy laws. Legislation or regulation may also change the way in which the Fund itself is regulated. Such legislation or regulation could limit or preclude the Fund’s ability to achieve its investment objectives. The Investment Adviser will monitor developments and seek to manage the Fund’s portfolio in a manner consistent with achieving the Fund’s investment objectives, but there can be no assurance that it will be successful in doing so. See “Risk Factors and Special Considerations—Government Intervention in Financial Markets Risk.”

Anti-Takeover Provisions of the Fund’s Governing Documents

The Fund’s Governing Documents include provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to an open-end fund. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

Status as a Regulated Investment Company

The Fund has qualified, and intends to remain qualified, for federal income tax purposes as a regulated investment company under Subchapter M of the Code. Qualification requires, among other things, compliance by the Fund with certain distribution requirements. Statutory limitations on distributions on the common shares if the Fund fails to satisfy the 1940 Act’s asset coverage requirements could jeopardize the Fund’s ability to meet such distribution requirements. The Fund presently intends, however, to purchase or redeem preferred shares to the extent necessary in order to maintain compliance with such asset coverage requirements. See “Taxation” for a more complete discussion of these and other federal income tax considerations.

HOW THE FUND MANAGES RISK

Investment Restrictions

The Fund has adopted certain investment limitations designed to limit investment risk and maintain portfolio diversification. These limitations are fundamental and may not be changed without the approval of the holders of a majority, as defined in the 1940 Act, of the outstanding common shares and preferred shares voting together as a single class. See “Investment Restrictions” in the SAI for a complete list of the fundamental investment policies of the Fund. The Fund may become subject to rating agency guidelines that are more limiting than its current investment restrictions in order to obtain and maintain a desired rating on its preferred shares.

Interest Rate Transactions

The Fund may enter into interest rate swap or cap transactions to manage its borrowing costs, as well as to increase income. The use of such swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions.

The Fund may enter into interest rate swap or cap transactions in relation to all or a portion of its Variable Rate Preferred Shares in order to manage the impact on its portfolio of changes in the dividend rate of such shares. Through these transactions, the Fund may, for example, obtain the equivalent of a fixed rate for such Variable Rate Preferred Shares that is lower than the Fund would have to pay if it issued Fixed Rate Preferred Shares.

The Fund has and may continue to enter into equity contract for difference swap transactions, for the purpose of increasing the income of the Fund. In an equity contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

The Fund will usually enter into swaps or caps on a net basis; that is, the two payment streams will be netted out in a cash settlement on the payment date or dates specified in the instrument, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The Fund intends to segregate cash or liquid securities or set aside assets on the accounting records having a value at least equal to the value of the Fund’s net payment obligations under any swap transaction, marked to market daily. The Fund will monitor any such swap with a view to ensuring that the Fund remains in compliance with all applicable regulatory investment policy and tax requirements.

MANAGEMENT OF THE FUND

General

The Fund’s Board (who, with its officers, are described in the SAI) has overall responsibility for the management of the Fund. The Board decides upon matters of general policy and reviews the actions of the Investment Adviser, Gabelli Funds, LLC, located at One Corporate Center, Rye, New York 10580-1422, and the Sub-Administrator (as defined below). Pursuant to an investment advisory agreement with the Fund, the Investment Adviser, under the supervision of the Fund’s Board, provides a continuous investment program for the Fund’s portfolio; provides investment research and makes and executes recommendations for the purchase and sale of securities; and provides all facilities and personnel, including officers required for its administrative management and pays the compensation of all officers and Trustees of the Fund who are its affiliates. As compensation for its services and the related expenses borne by the Investment Adviser, the Fund pays the Investment Adviser a fee, computed daily and payable monthly, equal, on an annual basis, to 0.50% of the Fund’s average weekly total assets. The Fund’s total assets for purposes of calculating the level of the management fee will include assets attributable to any outstanding senior securities, such as preferred shares or notes. The Investment Adviser had previously agreed to waive its management fee on the incremental assets attributable to senior securities, (none of which has been issued prior to the date of this prospectus) if the effective cost of the senior securities exceeded the total return of the Fund’s common shares. This fee waiver was voluntary and has been discontinued by the Investment Adviser.

The Investment Adviser

The Investment Adviser is a New York limited liability company which serves as an investment adviser to 16 open-end and 10 closed-end registered management investment companies and a Luxembourg SICAV with combined aggregate net assets in excess of $20.5 billion as of December 31, 2012. The Investment Adviser is a registered adviser under the Investment Advisers Act of 1940, as amended. Mr. Mario J. Gabelli may be deemed a “controlling person” of the Investment Adviser on the basis of his controlling interest in GAMCO Investors, Inc. (“GBL”), the parent company of the Investment Adviser. The Investment Adviser has several affiliates that provide investment advisory services: GAMCO Asset Management, Inc., a wholly owned subsidiary of GBL, acts as investment adviser for individuals, pension trusts, profit sharing trusts and endowments, and as sub-adviser to certain third party investment funds, which include registered investment companies, and had assets under management of approximately $15.0 billion as of December 31, 2012; Teton Advisors, Inc., an affiliate of the Investment Adviser with assets under management of approximately $1.3 billion as of December 31, 2012, acts ad investment adviser to The TETON Westwood Funds; Gabelli Securities, Inc., a majority owned subsidiary of GBL, acts as investment adviser to certain alternative investment products, consisting primarily of risk arbitrage and merchant banking limited partnerships and offshore companies, with assets under management of approximately $920 million as of December 31, 2012; and Gabelli Fixed Income LLC, an indirect wholly owned subsidiary of GBL, acts as investment adviser for separate accounts having assets under management of approximately $60 million as of December 31, 2012. Teton Advisors, Inc. was spun off by GBL in March 2009 and is an affiliate of GBL by virtue of Mr. Gabelli’s ownership of GGCP, Inc., the principal shareholder of Teton Advisors, Inc. as of December 31, 2012.

Payment of Expenses

The Investment Adviser is obligated to pay expenses associated with providing the services contemplated by the Investment Advisory Agreement including compensation of and office space for its officers and employees connected with investment and economic research, trading and investment management and administration of the Fund (but excluding costs associated with the calculation of the net asset value and allocated costs of the chief compliance officer function and officers of the Fund that are employed by the Fund and are not employed by the Investment Adviser although such officers may receive incentive-based variable compensation from affiliates of the Investment Adviser), as well as the fees of all Trustees of the Fund who are officers or employees of the Investment Adviser or its affiliates.

In addition to the fees of the Investment Adviser, the Fund is responsible for the payment of all its other expenses incurred in the operation of the Fund, which include, among other thing, expenses for legal and the Independent Registered Public Accounting Firm’s services, stock exchange listing fees, costs of printing proxies, share certificates and shareholder reports, charges to the Fund’s custodian, charges of the transfer agent and distribution disbursing agent, SEC fees and expenses of Trustees who are not officers or employees of the Investment Adviser or its affiliates, accounting and printing costs, the Fund’s pro rata portion of membership fees in trade organizations, the Fund’s pro rata portion of the Chief Compliance Officer’s compensation, fidelity bond coverage for the Fund’s officers and employees, Trustees and officers liability policy, interest, brokerage costs, taxes, expenses of qualifying the Fund for sale in various states, expenses of personnel performing shareholder servicing functions, litigation and other extraordinary or non-recurring expenses and other expenses properly payable by the Fund.

The Investment Adviser is responsible for administration of the Fund and currently utilizes and pays the fees of a third party sub-administrator. See “Management of the Fund—General.”

A discussion regarding the basis for the Board’s approval of the continuation of the investment advisory contract of the Fund will be available in the Fund’s semi-annual report to shareholders dated June 30, 2012.

Selection of Securities Brokers

The Advisory Agreement contains provisions relating to the selection of securities brokers to effect the portfolio transactions of the Fund. Under those provisions, the Investment Adviser may (i) direct Fund portfolio brokerage to Gabelli & Company, Inc. or other broker-dealer affiliates of the Investment Adviser and (ii) pay commissions to brokers other than Gabelli & Company, Inc. that are higher than might be charged by another qualified broker to obtain brokerage and/or research services considered by the Investment Adviser to be useful or desirable for its investment management of the Fund and/or its other investment advisory accounts or those of any investment adviser affiliated with it. The SAI contains further information about the Advisory Agreement, including a more complete description of the investment advisory and expense arrangements, exculpatory and brokerage provisions, as well as information on the brokerage practices of the Fund.

Portfolio Manager

Mr. Mario J. Gabelli, CFA, is currently and has been responsible for the day-to-day management of the Fund since its inception. Mr. Gabelli has served as Chairman and Chief Executive Officer of GAMCO Investors, Inc. and its predecessors since 1976. Mr. Gabelli is the Chief Investment Officer—Value Products for the Investment Adviser and GAMCO Asset Management Inc. Mr. Gabelli serves as portfolio manager for several funds in the Gabelli fund family and is a director of several funds in the Gabelli fund family. Mr. Gabelli is also the Chief Executive Officer and a director of GGCP, Inc., a private company owning the majority of the shares of GAMCO Investors, Inc.

The SAI provides additional information about the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager and the Portfolio Manager’s ownership of securities in the Fund.

Non-Resident Trustees

Mario d’Urso, a Trustee of the Fund, resides outside the U.S. and all or a significant portion of his assets are located outside the U.S. This Trustee does not have an authorized agent in the U.S. to receive service of process. As a result, it may not be possible for investors to effect service of process within the U.S. or to enforce against this non-resident Trustee in U.S. courts judgments predicated upon civil liability provisions of U.S. securities laws. It may also not be possible to enforce against this non-resident Trustee in foreign courts judgments of U.S. courts or liabilities in original actions predicated upon civil liability provisions of the U.S.

Sub-Administrator

The Investment Adviser has entered into a sub-administration agreement with BNY Mellon Investment Services (U.S.) Inc. (the “Sub-Administrator”) pursuant to which the Sub-Administrator provides certain administrative services necessary for the Fund’s operations that do not include the investment and portfolio management services provided by the Investment Adviser. For these services and the related expenses borne by the Sub-Administrator, the Investment Adviser pays a prorated monthly fee at the annual rate of 0.0275% of the first $10 billion of the aggregate average net assets of the Fund and all other funds advised by the Investment Adviser and Teton Advisors, Inc. and administered by the Sub-Administrator, 0.0125% of the aggregate average net assets exceeding $10 billion and 0.01% of the aggregate average net assets in excess of $15 billion. The Sub-Administrator has its principal office at 760 Moore Road, King of Prussia, Pennsylvania 19406.

Regulatory Matters

On April 24, 2008, the Investment Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by

one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement the Investment Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Investment Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who is also an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Investment Adviser and the funds. The settlement by the Investment Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Investment Adviser or its ability to fulfill its obligations under the Investment Advisory Agreement.

PORTFOLIO TRANSACTIONS

Principal transactions are not entered into with affiliates of the Fund. However, Gabelli & Company, Inc., an affiliate of the Investment Adviser, may execute portfolio transactions on stock exchanges and in the over-the-counter markets on an agency basis and receive a stated commission therefore. For a more detailed discussion of the Fund’s brokerage allocation practices, see “Portfolio Transactions” in the SAI.

DIVIDENDS AND DISTRIBUTIONS

The Board has adopted a dividend policy, which may be changed at any time, to pay monthly distributions on its common shares equal to an annual rate of 6% of the initial public offering price of $20.00 per share. The Board has also determined to pay distributions on an annual basis equal to any realized income in excess of the monthly distributions as may be necessary to distribute substantially all of the Fund’s taxable income for that year. The Fund’s distribution policy permits holders of common shares to realize a predictable, but not assured, level of cash flow and some liquidity periodically with respect to their common shares without having to sell shares. To avoid paying income tax at the corporate level, the Fund expects to distribute substantially all of its net investment company taxable income and net capital gain, although the Fund may retain for reinvestment, and pay the resulting federal income taxes on its net capital gain, if any, each year. To the extent the Fund’s total monthly distributions for a year distributions to common shareholders and the amount of distributions on any preferred shares issued by the Fund exceed its net investment company taxable income (interest, dividends and net short-term capital gains in excess of expenses) and net realized long-term capital gain for that year, the excess would generally constitute a tax-free return of capital up to the amount of a shareholder’s tax basis in the common or preferred shares. Any distributions to the holders of common or preferred shares (if any) which (based upon the Fund’s full year performance) constitute a tax-free return of capital will reduce a shareholder’s tax basis in the common or preferred shares, thereby increasing such shareholder’s potential taxable gain or reducing his or her potential taxable loss on the sale of the common or preferred shares. Any amounts distributed to a shareholder in excess of the basis in the common or preferred shares will generally be taxable to the shareholder as capital gain. Distributions that constitute a return of capital should not be considered as dividend yield or the total return from an investment in the Fund. Common and preferred shareholders (if any) who periodically receive the payment of a dividend or other distribution consisting of a return of capital may be under the impression that they are receiving net profits when they are not. Common and preferred shareholders (if any) should not assume that the source of a distribution from the Fund is net profit. See “Taxation.” Quarterly distribution notices provided by the Fund to its shareholders will describe the portion of the monthly distributions which, in the Fund’s current good faith judgment, constitutes capital gain, investment company taxable income or a return of capital. A portion of the Fund’s common share distributions for the years ending December 31, 2012, December 31, 2011, December 31, 2010, December 31, 2009, December 31, 2008, and December 31, 2004 have included a return of capital. For the fiscal year ended December 31, 2012, the Fund made distributions of $1.20 per common share, approximately $0.33 of which constituted a return of capital. The final determination of the source of such distributions for federal income tax purposes will be made shortly after year end based on the Fund’s actual net investment company taxable income and net capital gain for the year and will be communicated to shareholders promptly.

In the event the Fund distributes amounts in excess of its investment company taxable income and net capital gain, such distributions will decrease the Fund’s total assets and, therefore, have the likely effect of increasing the Fund’s expense ratio as the Fund’s fixed expenses will become a larger percentage of the Fund’s average net assets. In addition, in order to make such distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment may not dictate such action.

The Fund, along with other closed-end registered investment companies advised by the Investment Adviser, has obtained an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder permitting it to make periodic distributions of long-term capital gains provided that any distribution policy of the Fund with respect to its common shares calls for periodic distributions in an amount equal to a fixed percentage of the Fund’s average net asset value over a specified period of time or market price per common share at or about the time of distribution or payment of a fixed dollar amount. The exemption also permits the Fund to make distributions with respect to its preferred shares in accordance with such share’s terms. See “Automatic Dividend Reinvestment and Voluntary Cash Purchase Plan.”

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Under the Fund’s automatic dividend reinvestment plan (the “Plan”), a shareholder whose common shares are registered in his or her own name will have all distributions reinvested automatically by Computershare, which is agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in “street name”) will be reinvested by the broker or nominee in additional shares under the Plan, unless the service is not provided by the broker or nominee or the shareholder elects to receive distributions in cash. Where distributions consist of a return of capital, reinvestment in shares of the Fund will constitute a reinvestment of the shareholder’s capital and not a reinvestment of any Fund profits received by the shareholder. Investors who own common shares registered in street name should consult their broker-dealers for details regarding reinvestment. All distributions to investors who do not participate in the Plan will be paid by check mailed directly to the record holder by Computershare as dividend disbursing agent.

Enrollment in the Plan

It is the policy of the Fund to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder, you automatically become a participant in the Fund’s Plan. The Plan authorizes the Fund to credit common shares to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

The Gabelli Global Utility & Income Trust

c/o Computershare

P.O. Box 43010

Providence, RI 02940-3010

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan, or requesting a copy of the terms of the Plan may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name, your dividends will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have distributions automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of common shares distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common shares is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued common shares valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common shares. The valuation date is the dividend or distribution payment date or, if that date is not a NYSE MKT trading day, the next trading day. If the net asset value of the common shares at the time of valuation exceeds the market price of the common shares, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy common shares in the open market, or on the NYSE MKT or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common shares exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940-3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Automatic Reinvestment Plan or Voluntary Cash Purchase Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days’ written notice to participants in the Plan.

DESCRIPTION OF THE SECURITIES

The following is a brief description of the terms of the common and preferred shares, notes, and subscription rights. This description does not purport to be complete and is qualified by reference to the Fund’s

Agreement and Declaration of Trust and its By-Laws. For complete terms of the common and preferred shares, please refer to the actual terms of such series, which are set forth in the Governing Documents. For complete terms of the notes, please refer to the actual terms of such notes, which will be set forth in an Indenture relating to such notes (the “Indenture.”) For complete terms of the subscription rights, please refer to the actual terms of such subscription rights which will be set forth in the subscription rights agreement relating to such subscription rights (the “Subscription Rights Agreement”).

Common Shares

The Fund is an unincorporated statutory trust organized under the laws of Delaware pursuant to a Certificate of Trust dated as of March 8, 2004. The Fund is authorized to issue an unlimited number of common shares of beneficial interest, par value $.001 per share. Each common share has one vote and, when issued and paid for in accordance with the terms of this offering, will be fully paid and non-assessable. Though the Fund expects to pay distributions monthly on the common shares, it is not obligated to do so. All common shares are equal as to distributions, assets and voting privileges and have no conversion, preemptive or other subscription rights. The Fund will send annual and semi-annual reports, including financial statements, to all holders of its shares. In the event of liquidation, each of the Fund’s common shares is entitled to its proportion of the Fund’s assets after payment of debts and expenses and the amounts payable to holders of the Fund’s preferred shares ranking senior to the Fund’s common shares as described below.

Any additional offerings of shares will require approval by the Fund’s Board. Any additional offering of common shares will be subject to the requirements of the 1940 Act, which provides that common shares may not be issued at a price below the then current net asset value, exclusive of sales load, except in connection with an offering to existing holders of common shares or with the consent of a majority of the Fund’s outstanding voting securities.

The Fund’s outstanding common shares are listed and traded on the NYSE MKT under the symbol “GLU.” The average weekly trading volume of the common shares on the NYSE MKT during the period from January 1, 2012 through December 31, 2012 was 9,367 shares.

Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional common shares or sell shares already held, the shareholder may do so by trading through a broker on the NYSE MKT or otherwise.

Shares of closed-end investment companies often trade on an exchange at prices lower than net asset value. Because the market value of the common shares may be influenced by such factors as dividend and distribution levels (which are in turn affected by expenses), dividend and distribution stability, net asset value, market liquidity, relative demand for and supply of such shares in the market, unrealized gains, general market and economic conditions and other factors beyond the control of the Fund, the Fund cannot assure you that common shares will trade at a price equal to or higher than net asset value in the future. The common shares are designed primarily for long-term investors and you should not purchase the common shares if you intend to sell them soon after purchase.

The Fund’s common shareholders vote as a single class to elect the Fund’s Board and on additional matters with respect to which the 1940 Act, the Governing Documents or resolutions adopted by the Trustees provide for a vote of the Fund’s common shareholders. See “Anti-Takeover Provisions of the Fund’s Governing Documents.”

The Fund is a closed-end, non-diversified, management investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their shares. The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable, subject to maintaining required asset coverage for each series of outstanding preferred shares. The Board has authorized such repurchases to be made when the Fund’s common shares are trading at a discount from net asset value of 10% or more (or such other percentage as the Board of the Fund may determine from time to time). Pursuant to the 1940 Act, the Fund may repurchase its common shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commissions, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interest in the Fund.

When the Fund repurchases its common shares for a price below net asset value, the net asset value of the common shares that remain outstanding will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively. The repurchase of common shares will reduce the total assets of the Fund available for investment and may increase the Fund’s expense ratio. Through December 31, 2010, the Fund has not repurchased its common shares under this authorization.

Book-Entry.    The common shares will initially be held in the name of Cede & Co. as nominee for the Depository Trust Company (“DTC”). The Fund will treat Cede & Co. as the holder of record of the common shares for all purposes. In accordance with the procedures of DTC, however, purchasers of common shares will be deemed the beneficial owners of shares purchased for purposes of distributions, voting and liquidation rights. Purchasers of common shares may obtain registered certificates by contacting the Transfer Agent.

Preferred Shares

The Agreement and Declaration of Trust provides that the Fund’s Board may authorize and issue senior securities with rights as determined by the Board, by action of the Board without the approval of the holders of the common shares. Holders of common shares have no preemptive right to purchase any senior securities that might be issued.

Currently an unlimited number of the Fund’s shares have been classified by the Board as preferred shares, par value $0.001 per share. The terms of such preferred shares may be fixed by the Board and would materially limit and/or qualify the rights of holders of the Fund’s common shares.

If the Fund issues preferred shares, it will pay dividends to the holders of the preferred shares at either a fixed rate or a rate that will be reset frequently based on short-term interest rates, as described in a Prospectus Supplement accompanying each preferred share offering.

Redemption, Purchase and Sale of Preferred Shares By the Trust.    The terms of any preferred shares are expected to provide that (i) they are redeemable by the Fund at any time in whole or in part at the original purchase price per share plus accumulated dividends per share, (ii) the Fund may tender for or purchase preferred shares and (iii) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of preferred shares by the Fund will reduce the leverage applicable to the common shares, while any resale of preferred shares by the Fund will increase that leverage.

Asset Maintenance Requirements.    The Fund must satisfy asset maintenance requirements under the 1940 Act with respect to its preferred shares. Under the 1940 Act, debt or additional preferred shares may be issued only if immediately after such issuance the value of the Fund’s total assets (less ordinary course liabilities) is at least 300% of the amount of any debt outstanding and at least 200% of the amount of any preferred shares and debt outstanding.

The Fund will be required under the Statement of Preferences of each series of preferred shares to determine whether it has, as of the last business day of each March, June, September and December of each year, an “asset coverage” (as defined in the 1940 Act) of at least 200% (or such higher or lower percentage as may be required at the time under the 1940 Act) with respect to all outstanding senior securities of the Fund that are debt or stock, including any outstanding preferred shares. If the Fund fails to maintain the asset coverage required under the 1940 Act on such dates and such failure is not cured within 60 calendar days, the Fund may, and in certain circumstances will be required to, mandatorily redeem shares of preferred sufficient to satisfy such asset coverage. See “Redemption” below.

Distributions.    In connection with the offering of one or more series of preferred shares, an accompanying Prospectus Supplement will specify whether dividends on such preferred shares will be based on a fixed or variable rate. If such Prospectus Supplement specifies that dividends will be paid at a fixed rate, holders of such

Fixed Rate Preferred Shares will be entitled to receive, out of funds legally available therefore, cumulative cash distributions, at an annual rate set forth in the applicable Prospectus Supplement, payable with such frequency as set forth in the applicable Prospectus Supplement. Such distributions will accumulate from the date on which such shares are issued.

In the alternative, the Prospectus Supplement may state that the holders of one or more series of Variable Rate Preferred Shares are entitled to receive cash distributions at annual rates stated as a percentage of liquidation preference, that will vary from dividend period to dividend period. The liquidation preference per share and the dividend rate for the initial dividend period for any such series of preferred shares will be the rate set forth in the Prospectus Supplement for such series. For subsequent dividend periods, each such series of preferred shares will pay distributions based on an observed interest rate reset periodically. In most instances, distributions are paid promptly after each result following the end of the dividend period. The Fund, subject to some limitations, may change the length of the dividend periods, designating them as “special dividend periods,” as described below under “—Designation of Special Dividend Periods.”

Restrictions on Dividends and Other Distributions for the Preferred Shares

So long as any preferred shares are outstanding, the Fund may not pay any dividend or distribution (other than a dividend or distribution paid in common shares or in options, warrants or rights to subscribe for or purchase common shares) in respect of the common shares or call for redemption, redeem, purchase or otherwise acquire for consideration any common shares (except by conversion into or exchange for shares of the Fund ranking junior to the preferred shares as to the payment of dividends or distributions and the distribution of assets upon liquidation), unless:

•

the Fund has declared and paid (or provided to the relevant dividend paying agent) all cumulative distributions on the Fund’s outstanding preferred shares due on or prior to the date of such common shares dividend or distribution;

•	the Fund has redeemed the full number of shares of preferred to be redeemed pursuant to any mandatory redemption provision in the Fund’s Governing Documents; and

•	after making the distribution, the Fund meets applicable asset coverage requirements described under “Preferred Shares—Asset Maintenance Requirements.”

No full distribution will be declared or made on any series of preferred shares for any dividend period, or part thereof, unless full cumulative distributions due through the most recent dividend payment dates therefore for all outstanding series of preferred shares of the Fund ranking on a parity with such series as to distributions have been or contemporaneously are declared and made. If full cumulative distributions due have not been made on all outstanding preferred shares of the Fund ranking on a parity with such series of preferred shares as to the payment of distributions, any distributions being paid on the preferred shares will be paid as nearly pro rata as possible in proportion to the respective amounts of distributions accumulated but unmade on each such series of preferred shares on the relevant dividend payment date. The Fund’s obligation to make distributions on the preferred shares will be subordinate to its obligations to pay interest and principal, when due, on any senior securities representing debt.

Redemption

Mandatory Redemption Relating to Asset Coverage Requirements.    The Fund may, at its option, consistent with its Governing Documents and the 1940 Act, and in certain circumstances will be required to, mandatorily redeem preferred shares in the event that:

•

the Fund fails to maintain the asset coverage requirements specified under the 1940 Act on a quarterly valuation date and such failure is not cured on or before a specified period of time, following such failure; or

•

the Fund fails to maintain the asset coverage requirements as calculated in accordance with the applicable rating agency guidelines as of any monthly valuation date, and such failure is not cured on or before a specified period of time after such valuation date.

The redemption price for preferred shares subject to mandatory redemption will be the liquidation preference, as stated in the Statement of Preferences of each existing series of preferred shares or the Prospectus Supplement accompanying the issuance of any series of preferred shares, plus an amount equal to any accumulated but unpaid distributions (whether or not earned or declared) to the date fixed for redemption, plus any applicable redemption premium determined by the Board and included in the Statement of Preferences.

The number of shares of preferred shares that will be redeemed in the case of a mandatory redemption will equal the minimum number of outstanding shares of preferred shares, the redemption of which, if such redemption had occurred immediately prior to the opening of business on the applicable cure date, would have resulted in the relevant asset coverage requirement having been met or, if the required asset coverage cannot be so restored, all of the shares of preferred shares. In the event that shares of preferred shares are redeemed due to a failure to satisfy the 1940 Act asset coverage requirements, the Fund may, but is not required to, redeem a sufficient number of shares of preferred shares so that the Fund’s assets exceed the asset coverage requirements under the 1940 Act after the redemption by 10% (that is, 220% asset coverage) or some other amount specified in the Statement of Preferences. In the event that shares of preferred shares are redeemed due to a failure to satisfy applicable rating agency guidelines, the Fund may, but is not required to, redeem a sufficient number of shares of preferred shares so that the Fund’s discounted portfolio value (as determined in accordance with the applicable rating agency guidelines) after redemption exceeds the asset coverage requirements of each applicable rating agency by up to 10% (that is, 110% rating agency asset coverage) or some other amount specified in the Statement of Preferences.

If the Fund does not have funds legally available for the redemption of, or is otherwise unable to redeem, all the preferred shares to be redeemed on any redemption date, the Fund will redeem on such redemption date that number of shares for which it has legally available funds, or is otherwise able to redeem, from the holders whose shares are to be redeemed ratably on the basis of the redemption price of such shares, and the remainder of those shares to be redeemed will be redeemed on the earliest practicable date on which the Fund will have funds legally available for the redemption of, or is otherwise able to redeem, such shares upon written notice of redemption.

If fewer than all of the Fund’s outstanding preferred shares are to be redeemed, the Fund, at its discretion and subject to the limitations of the Governing Documents, the 1940 Act, and applicable law, will select the one or more series of preferred from which shares will be redeemed and the amount of preferred to be redeemed from each such series. If fewer than all shares of a series of preferred are to be redeemed, such redemption will be made as among the holders of that series pro rata in accordance with the respective number of shares of such series held by each such holder on the record date for such redemption (or by such other equitable method as the Fund may determine). If fewer than all shares of preferred held by any holder are to be redeemed, the notice of redemption mailed to such holder will specify the number of shares to be redeemed from such holder, which may be expressed as a percentage of shares held on the applicable record date.

Optional Redemption of Fixed Rate Preferred Shares.    Shares of Fixed Rate Preferred are not subject to optional redemption by the Fund until the date, if any, specified in the applicable Prospectus or Prospectus Supplement, unless such redemption is necessary, in the judgment of the Fund, to maintain the Fund’s status as a regulated investment company under the Code. Commencing on such date and thereafter, the Fund may at any time redeem such Fixed Rate Preferred Shares in whole or in part for cash at a redemption price per share equal to the liquidation preference per share plus accumulated and unpaid distributions (whether or not earned or declared) to the redemption date plus any premium specified in or pursuant to the Statement of Preferences. Such redemptions are subject to the notice requirements set forth under “—Redemption Procedures” and the limitations of the Governing Documents, the 1940 Act and applicable law.

Optional Redemption of Variable Rate Preferred Shares.    The Fund generally may redeem Variable Rate Preferred Shares, in whole or in part, at its option at any time (usually on a dividend or distribution payment date), other than during a non-call period. The Fund may designate a non-call period in, or if so specified, pursuant to the Statement of Preferences. The redemption price per share will equal the liquidation preference plus any redemption premium applicable during such dividend period plus any premium specified in or pursuant to the Statement of Preferences. Such redemptions are subject to the notice requirements set forth under “—Redemption Procedures” and the limitations of the limitations of the Governing Documents, the 1940 Act and applicable law.

Redemption Procedures.    A notice of redemption with respect to an optional redemption will be given to the holders of record of preferred shares selected for redemption not less than 15 days (subject to NYSE MKT requirements), in the case of Fixed Rate Preferred Shares, and not less than seven days, in the case of Variable Rate Preferred Shares, nor, in both cases, more than 40 days prior to the date fixed for redemption. Preferred shareholders may receive shorter notice in the event of a mandatory redemption. Each notice of redemption will state (i) the redemption date, (ii) the number or percentage of shares of preferred shares to be redeemed (which may be expressed as a percentage of such shares outstanding), (iii) the CUSIP number(s) of such shares, (iv) the redemption price (specifying the amount of accumulated distributions to be included therein), (v) the place or places where such shares are to be redeemed, (vi) that distributions on the shares to be redeemed will cease to accumulate on such redemption date, (vii) the provision of the Statement of Preferences under which the redemption is being made and (viii) any conditions precedent to such redemption. No defect in the notice of redemption or in the mailing thereof will affect the validity of the redemption proceedings, except as required by applicable law.

The holders of preferred shares, whether subject to a variable or fixed rate, will not have the right to redeem any of their shares at their option except to the extent specified in the Statement of Preferences.

Liquidation Rights

In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of preferred shares then outstanding will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per preferred share plus accumulated and unpaid dividends, whether or not declared, before any distribution of assets is made to holders of common shares. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of preferred shares will not be entitled to any further participation in any distribution of assets by the Fund.

Voting Rights

Except as otherwise stated in this Prospectus, specified in the Fund’s Governing Documents or resolved by the Board or as otherwise required by applicable law, holders of preferred shares shall be entitled to one vote per share held on each matter submitted to a vote of the shareholders of the Fund and will vote together with holders of common shares and of any other preferred shares then outstanding as a single class.

In connection with the election of the Fund’s Trustees, holders of the outstanding preferred shares, voting together as a single class, will be entitled at all times to elect two of the Fund’s Trustees, and the remaining Trustees will be elected by holders of common shares and holders of preferred shares, voting together as a single class. In addition, if (i) at any time dividends and distributions on outstanding shares of preferred shares are unpaid in an amount equal to at least two full years’ dividends and distributions thereon and sufficient cash or specified securities have not been deposited with the applicable paying agent for the payment of such accumulated dividends and distributions or (ii) at any time holders of any other series of preferred shares are entitled to elect a majority of the Trustees of the Fund under the 1940 Act or the applicable Statement of Preferences creating such shares, then the number of Trustees constituting the Board automatically will be increased by the smallest number that, when added to the two Trustees elected exclusively by the holders of preferred shares as described above, would then constitute a simple majority of the Board as so increased by such smallest number. Such additional Trustees will be elected by the holders of the outstanding preferred shares, voting together as a single class, at a special meeting of shareholders which will be called as soon as practicable and will be held not less than ten nor more than twenty days after the mailing date of the meeting notice. If the Fund fails to send such meeting notice or to call such a special meeting, the meeting may be called by any preferred shareholder on like notice. The terms of office of the persons who are Trustees at the time of that election will continue. If the Fund thereafter pays, or declares and sets apart for payment in full, all dividends and distributions payable on all outstanding preferred shares for all past dividend periods or the holders of other series of preferred shares are no longer entitled to elect such additional Trustees, the additional voting rights of the holders of the preferred shares as described above will cease, and the terms of office of all of the additional Trustees elected by the holders of the preferred shares (but not of the Trustees with respect to whose election the holders of common shares were entitled to vote or the two Trustees the holders of preferred shares have the right to elect as a separate class in any event) will terminate automatically.

So long as shares of preferred are outstanding, the Fund will not, without the affirmative vote of the holders of a majority (as defined in the 1940 Act) of the shares of preferred outstanding at the time, and present and voting on such matter, voting separately as one class, amend, alter or repeal the provisions of the Fund’s Governing Documents whether by merger, consolidation or otherwise, so as to materially adversely affect any of the rights, preferences or powers expressly set forth in the Governing Documents with respect to such shares of preferred, unless the Fund obtains written confirmation from Moody’s, S&P or any such other rating agency then rating the preferred shares that such amendment, alteration or repeal would not impair the rating then assigned by such rating agency to the preferred shares, in which case the vote or consent of the holders of the preferred shares is not required. Also, to the extent permitted under the 1940 Act, in the event shares of more than one series of preferred shares are outstanding, the Fund will not approve any of the actions set forth in the preceding sentence which materially adversely affect the rights, preferences or powers expressly set forth in the Governing Documents with respect to such shares of a series of preferred shares differently than those of a holder of shares of any other series of preferred without the affirmative vote of the holders of at least a majority of the shares of preferred of each series materially adversely affected and outstanding at such time (each such materially adversely affected series voting separately as a class to the extent its rights are affected differently). For purposes of this paragraph, no matter shall be deemed to adversely affect any right, preference or power unless such matter (i) adversely alters or abolishes any preferential right of such series; (ii) creates, adversely alters or abolishes any right in respect of redemption of such series; or (iii) creates or adversely alters (other than to abolish) any restriction on transfer applicable to such series.

Under the Governing Documents and applicable provisions of the 1940 Act, the affirmative vote of a majority of the votes entitled to be cast by holders of outstanding shares of the preferred, voting together as a single class, will be required to approve any plan of reorganization adversely affecting the preferred shares. The approval of 67% of each class, voting separately, of the Fund’s outstanding voting shares is required to authorize the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as that term is defined in the 1940 Act) of the Fund’s outstanding preferred shares and a majority (as that term is defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve any action requiring a vote of security holders under Section 13(a) of the 1940 Act (other than a conversion of the Fund from a closed-end to an open-end investment company), including, among other things, changes in the Fund’s investment objectives or changes in the investment restrictions described as fundamental policies under “Investment Objectives and Policies” in this Prospectus and the SAI, “How the Fund Manages Risk—Investment Restrictions” in this Prospectus and “Investment Restrictions” in the SAI. For purposes of this paragraph, except as otherwise required under the 1940 Act, the majority of the outstanding preferred shares means, in accordance with Section 2(a)(42) of the 1940 Act, the vote, at the annual or a special meeting of the shareholders of the Fund duly called (i) of 67% or more of the shares of preferred shares present at such meeting, if the holders of more than 50% of the outstanding shares of preferred shares are present or represented by proxy, or (ii) more than 50% of the outstanding shares of preferred shares, whichever is less. The class vote of holders of preferred shares described above in each case will be in addition to a separate vote of the requisite percentage of common shares, and any other preferred shares, voting together as a single class, that may be necessary to authorize the action in question.

The calculation of the elements and definitions of certain terms of the rating agency guidelines may be modified by action of the Board without further action by the shareholders if the Board determines that such modification is necessary to prevent a reduction in rating of the shares of preferred shares by Moody’s and/or S&P (or such other rating agency then rating the preferred shares at the request of the Fund), as the case may be, or is in the best interests of the holders of common shares and is not adverse to the holders of preferred shares in view of advice to the Fund by the relevant rating agencies that such modification would not adversely affect its then current rating of the preferred shares.

The foregoing voting provisions will not apply to any series of preferred shares if, at or prior to the time when the act with respect to which such vote otherwise would be required will be effected, such shares will have been redeemed or called for redemption and sufficient cash or cash equivalents provided to the applicable paying agent to effect such redemption. The holders of preferred shares will have no preemptive rights or rights to cumulative voting.

Limitation on Issuance of Preferred Shares

So long as the Fund has preferred shares outstanding, subject to receipt of approval from the rating agencies of each series of preferred shares outstanding, and subject to compliance with the Fund’s investment objectives, policies and restrictions, the Fund may issue and sell shares of one or more other series of additional preferred shares provided that the Fund will, immediately after giving effect to the issuance of such additional preferred shares and to its receipt and application of the proceeds thereof (including, without limitation, to the redemption of preferred shares to be redeemed out of such proceeds), have an “asset coverage” for all senior securities of the Fund which are stock, as defined in the 1940 Act, of at least 200% of the sum of the liquidation preference of the preferred shares of the Fund then outstanding and all indebtedness of the Fund constituting senior securities and no such additional preferred shares will have any preference or priority over any other preferred shares of the Fund upon the distribution of the assets of the Fund or in respect of the payment of dividends or distributions.

The Fund will consider from time to time whether to offer additional preferred shares or securities representing indebtedness and may issue such additional securities if the Board concludes that such an offering would be consistent with the Fund’s Governing Documents and applicable law, and in the best interest of existing common shareholders.

Notes

General.    Under applicable state law and our Agreement and Declaration of Trust, we may borrow money without prior approval of holders of common and preferred shares. We may issue debt securities, including notes, or other evidence of indebtedness and may secure any such notes or borrowings by mortgaging, pledging or otherwise subjecting as security our assets to the extent permitted by the 1940 Act or rating agency guidelines. Any borrowings, including without limitation the notes, will rank senior to the preferred shares and the common shares.

Under the 1940 Act, we may only issue one class of senior securities representing indebtedness, which in the aggregate must have asset coverage immediately after the time of issuance of at least 300%. So long as notes are outstanding, additional debt securities must rank on a parity with notes with respect to the payment of interest and upon the distribution of our assets.

A prospectus supplement relating to any notes will include specific terms relating to the offering. The terms to be stated in a prospectus supplement will include the following:

•	the form and title of the security;

•	the aggregate principal amount of the securities;

•	the interest rate of the securities;

•	whether the interest rate for the securities will be determined by auction or remarketing;

•	the maturity dates on which the principal of the securities will be payable;

•	the frequency with which auctions or remarketings, if any, will be held;

•	any changes to or additional events of default or covenants;

•	any minimum period prior to which the securities may not be called;

•	any optional or mandatory call or redemption provisions;

•	the credit rating of the notes; and

•	any other terms of the securities.

Interest.    The prospectus supplement will describe the interest payment provisions relating to notes. Interest on notes will be payable when due as described in the related prospectus supplement. If we do not pay interest when due, it will trigger an event of default and we will be restricted from declaring dividends and making other distributions with respect to our common shares and preferred shares.

Limitations.    Under the requirements of the 1940 Act, immediately after issuing any senior securities representing indebtedness, we must have an asset coverage of at least 300%. Asset coverage for this purpose means the ratio which the value of our total assets, less all liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of senior securities representing indebtedness. Other types of borrowings also may result in our being subject to similar covenants in credit agreements.

Events of Default and Acceleration of Maturity of Notes.

Unless stated otherwise in the related prospectus supplement, any one of the following events will constitute an “event of default” for that series under the Indenture relating to the notes:

•	default in the payment of any interest upon a series of notes when it becomes due and payable and the continuance of such default for 30 days;

•	default in the payment of the principal of, or premium on, a series of notes at its stated maturity;

•

default in the performance, or breach, of any covenant or warranty of ours in the Indenture, and continuance of such default or breach for a period of 90 days after written notice has been given to us by the trustee;

•	certain voluntary or involuntary proceedings involving us and relating to bankruptcy, insolvency or other similar laws;

•	if, on the last business day of each of twenty-four consecutive calendar months, the notes have a 1940 Act asset coverage of less than 100%; or

•	any other “event of default” provided with respect to a series, including a default in the payment of any redemption price payable on the redemption date.

Upon the occurrence and continuance of an event of default, the holders of a majority in principal amount of a series of outstanding notes or the trustee will be able to declare the principal amount of that series of notes immediately due and payable upon written notice to us. A default that relates only to one series of notes does not affect any other series and the holders of such other series of notes will not be entitled to receive notice of such a default under the Indenture. Upon an event of default relating to bankruptcy, insolvency or other similar laws, acceleration of maturity will occur automatically with respect to all series. At any time after a declaration of acceleration with respect to a series of notes has been made, and before a judgment or decree for payment of the money due has been obtained, the holders of a majority in principal amount of the outstanding notes of that series, by written notice to us and the trustee, may rescind and annul the declaration of acceleration and its consequences if all events of default with respect to that series of notes, other than the non-payment of the principal of that series of notes which has become due solely by such declaration of acceleration, have been cured or waived and other conditions have been met.

Liquidation Rights.    In the event of (a) any insolvency or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding in connection therewith, relative to us or to our creditors, as such, or to our assets, or (b) any liquidation, dissolution or other winding up of us, whether voluntary or involuntary and whether or not involving insolvency or bankruptcy, or (c) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of ours, then (after any payments with respect to any secured creditor of ours outstanding at such time) and in any such event the holders of notes shall be entitled to receive payment in full of all amounts due or to become due on or in respect of all notes (including any interest accruing thereon after the commencement of any such case or proceeding), or provision shall be made for such payment in cash or cash equivalents or otherwise in a manner satisfactory to the holders of the notes, before the holders of any of our common or preferred shares are entitled to receive any payment on account of any redemption proceeds, liquidation preference or dividends from such shares. The holders of notes shall be entitled to receive, for application to the payment thereof, any payment or distribution of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of ours being subordinated to the payment of the notes, which may be payable or deliverable in respect of the notes in any such case, proceeding, dissolution, liquidation or other winding up event.

Unsecured creditors of ours may include, without limitation, service providers including our Investment Adviser, custodian, administrator, auction agent, broker-dealers and the trustee, pursuant to the terms of various contracts with us. Secured creditors of ours may include without limitation parties entering into any interest rate swap, floor or cap transactions, or other similar transactions with us that create liens, pledges, charges, security interests, security agreements or other encumbrances on our assets.

A consolidation, reorganization or merger of us with or into any other company, or a sale, lease or exchange of all or substantially all of our assets in consideration for the issuance of equity securities of another company shall not be deemed to be a liquidation, dissolution or winding up of us.

Voting Rights.    The notes have no voting rights, except as mentioned below and to the extent required by law or as otherwise provided in the Indenture relating to the acceleration of maturity upon the occurrence and continuance of an event of default. In connection with the notes or other borrowings (if any), the 1940 Act does in certain circumstances grant to the note holders or lenders certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event the Fund fails to maintain 100% asset coverage of any notes outstanding, the holders of the notes will have the right to elect a majority of the Fund’s Trustees.

Market.    Our notes are not likely to be listed on an exchange or automated quotation system. The details on how to buy and sell such notes, along with the other terms of the notes, will be described in a prospectus supplement. We cannot assure you that any market will exist for our notes or if a market does exist, whether it will provide holders with liquidity.

Book-Entry, Delivery and Form.    Unless otherwise stated in the related prospectus supplement, the notes will be issued in book-entry form and will be represented by one or more notes in registered global form. The global notes will be deposited with the trustee as custodian for DTC and registered in the name of Cede & Co., as nominee of DTC. DTC will maintain the notes in designated denominations through its book-entry facilities.

Under the terms of the Indenture, we and the trustee may treat the persons in whose names any notes, including the global notes, are registered as the owners thereof for the purpose of receiving payments and for any and all other purposes whatsoever. Therefore, so long as DTC or its nominee is the registered owner of the global notes, DTC or such nominee will be considered the sole holder of outstanding notes under the Indenture. We or the trustee may give effect to any written certification, proxy or other authorization furnished by DTC or its nominee.

A global note may not be transferred except as a whole by DTC, its successors or their respective nominees. Interests of beneficial owners in the global note may be transferred or exchanged for definitive securities in accordance with the rules and procedures of DTC. In addition, a global note may be exchangeable for notes in definitive form if:

•	DTC notifies us that it is unwilling or unable to continue as a depository and we do not appoint a successor within 60 days;

•	we, at our option, notify the trustee in writing that we elect to cause the issuance of notes in definitive form under the Indenture; or

•	an event of default has occurred and is continuing.

In each instance, upon surrender by DTC or its nominee of the global note, notes in definitive form will be issued to each person that DTC or its nominee identifies as being the beneficial owner of the related notes.

Under the Indenture, the holder of any global note may grant proxies and otherwise authorize any person, including its participants and persons who may hold interests through DTC participants, to take any action which a holder is entitled to take under the Indenture.

Trustee, Transfer Agent, Registrar, Paying Agent and Redemption Agent.    Information regarding the trustee under the Indenture, which may also act as transfer agent, registrar, paying agent and redemption agent with respect to our notes, will be set forth in the Prospectus Supplement.

Subscription Rights

General.    We may issue subscription rights to holders of our common or preferred shares to purchase common or preferred shares. Subscription rights may be issued independently or together with any other offered security and may or may not be transferable by the person purchasing or receiving the subscription rights. In connection with a subscription rights offering to holders of our common or preferred shares, we would distribute certificates evidencing the subscription rights and a prospectus supplement to our common or preferred shareholders as of the record date that we set for determining the shareholders eligible to receive subscription rights in such subscription rights offering.

The applicable prospectus supplement would describe the following terms of subscription rights in respect of which this prospectus is being delivered:

•

the period of time the offering would remain open (which will be open a minimum number of days such that all record holders would be eligible to participate in the offering and will not be open longer than 120 days);

•	the title of such subscription rights;

•	the exercise price for such subscription rights (or method of calculation thereof);

•	the number of such subscription rights issued in respect of each common share;

•	the number of rights required to purchase a single preferred share;

•	the extent to which such subscription rights are transferable and the market on which they may be traded if they are transferable;

•	if applicable, a discussion of the material U.S. federal income tax considerations applicable to the issuance or exercise of such subscription rights;

•	the date on which the right to exercise such subscription rights will commence, and the date on which such right will expire (subject to any extension);

•	the extent to which such subscription rights include an over-subscription privilege with respect to unsubscribed securities and the terms of such over-subscription privilege;

•	any termination right we may have in connection with such subscription rights offering; and

•	any other terms of such subscription rights, including exercise, settlement and other procedures and limitations relating to the transfer and exercise of such subscription rights.

Exercise of Subscription Rights.    Each subscription right would entitle the holder of the subscription right to purchase for cash such number of shares at such exercise price as in each case is set forth in, or be determinable as set forth in the prospectus supplement relating to the subscription rights offered thereby. Subscription rights would be exercisable at any time up to the close of business on the expiration date for such subscription rights set forth in the prospectus supplement. After the close of business on the expiration date, all unexercised subscription rights would become void.

Upon expiration of the rights offering and the receipt of payment and the subscription rights certificate properly completed and duly executed at the corporate trust office of the subscription rights agent or any other office indicated in the prospectus supplement we would issue, as soon as practicable, the shares purchased as a result of such exercise. To the extent permissible under applicable law, we may determine to offer any unsubscribed offered securities directly to persons other than shareholders, to or through agents, underwriters or dealers or through a combination of such methods, as set forth in the applicable prospectus supplement.

Outstanding Securities

The following information regarding the Fund’s authorized shares is as of December 31, 2012.

Title of Class	Amount Authorized	Amount Held by Fund or for its Account	Amount Outstanding Exclusive of Amount Held by Fund
Common Shares	Unlimited	—	3,095,065

ANTI-TAKEOVER PROVISIONS OF THE FUND’S GOVERNING DOCUMENTS

The Fund presently has provisions in its Governing Documents which could have the effect of limiting, in each case, (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund’s freedom to engage in certain transactions or (iii) the ability of the Fund’s Trustees or shareholders to amend the Governing Documents or effectuate changes in the Fund’s management. These provisions of the Governing Documents of the Fund may be regarded as “anti-takeover” provisions. The Board of the Fund is divided into three classes, each having a term of no more than three years (except, to ensure that the term of a class of the Fund’s Trustees expires each year, one class of the Fund’s Trustees will serve an initial one-year term and three-year terms thereafter and another class of its Trustees will serve an initial two-year term and three-year terms thereafter). Each year the term of one class of Trustees will expire. Accordingly, only those Trustees in one class may be changed in any one year, and it would require a minimum of two years to change a majority of the Board. Such system of electing Trustees may have the effect of maintaining the continuity of management and, thus, make it more difficult for the shareholders of the Fund to change the majority of Trustees. See “Management of the Fund—Trustees and Officers” in the SAI. A Trustee of the Fund may be removed with or without cause by two-thirds of the remaining trustees or by two-thirds of the aggregate number of shares entitled to vote for the election of such Trustees. Special voting requirements of 75% of the outstanding voting shares (in addition to any required class votes) apply to certain mergers or a sale of all or substantially all of the Fund’s assets, liquidation, conversion of the Fund into an open-end fund or interval fund and amendments to several provisions of the Declaration of Trust, including the foregoing provisions. In addition, after completion of the offering, 80% of the holders of the outstanding voting securities of the Fund voting as a class is generally required in order to authorize any of the following transactions:

•	merger or consolidation of the Fund with or into any other entity;

•

issuance of any securities of the Fund to any person or entity for cash, other than pursuant to the Dividend and Reinvestment Plan or any offering if such person or entity acquires no greater percentage of the securities offered than the percentage beneficially owned by such person or entity immediately prior to such offering or, in the case of a class or series not then beneficially owned by such person or entity, the percentage of common shares beneficially owned by such person or entity immediately prior to such offering;

•	sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $5,000,000);

•	sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $5,000,000); or

•

the purchase of the Fund’s common shares by the Fund from any person or entity other than pursuant to a tender offer equally available to other shareholders in which such person or entity tenders no greater percentage of common shares than are tendered by all other shareholders;

if such person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund. However, such vote would not be required when, under certain conditions, the Board approves the transaction. In addition, shareholders have no authority to adopt, amend or repeal By-Laws. The Trustees have authority to adopt, amend, and repeal By-Laws consistent with the Declaration of Trust (including to require approval by the holders of a majority of the outstanding shares for the election of Trustees). Reference is made to the Governing Documents of the Fund, on file with the Securities and Exchange Commission, for the full text of these provisions.

The provisions of the Governing Documents described above could have the effect of depriving the owners of shares in the Fund of opportunities to sell their shares at a premium over prevailing market prices, by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of the provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder. For the full text of these provisions see “Additional Information.”

CLOSED-END FUND STRUCTURE

The Fund is a non-diversified, closed-end management investment company (commonly referred to as a closed-end fund). Closed-end funds differ from open-end funds (which are generally referred to as mutual funds) in that closed-end funds generally list their shares for trading on a stock exchange and do not redeem their shares at the request of the shareholder. This means that if you wish to sell your shares of a closed-end fund you must trade them on the market like any other stock at the prevailing market price at that time. In a mutual fund, if the shareholder wishes to sell shares of the fund, the mutual fund will redeem or buy back the shares at “net asset value.” Also, mutual funds generally offer new shares on a continuous basis to investors, and closed-end funds generally do not. The continuous inflows and outflows of assets in a mutual fund can make it difficult to manage the fund’s investments. By comparison, closed-end funds are generally able to stay more fully invested in securities that are consistent with their investment objective, and also have greater flexibility to make certain types of investments, and to use certain investment strategies, such as financial leverage and investments in illiquid securities.

Shares of closed-end funds often trade at a discount to their net asset value. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Fund’s Board might consider from time to time engaging in open-market repurchases, tender offers for shares or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Fund’s Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to net asset value per share. The Board might also consider converting the Fund to an open-end mutual fund, which would also require a supermajority vote of the shareholders of the Fund. We cannot assure you that the Fund will not trade at a discount.

REPURCHASE OF COMMON SHARES

The Fund is a closed-end, non-diversified, management investment company and as such its shareholders do not, and will not, have the right to require the Fund to repurchase their shares. The Fund, however, may repurchase its common shares from time to time as and when it deems such a repurchase advisable. The Board has authorized such repurchase to be made when the Fund’s common shares are trading at a discount from net asset value of 10% or more (or such other percentage as the Board of the Fund may determine from time to time). The Fund Manager has discretion as to whether or not he wants to repurchase common shares if they are trading at the required discount. Pursuant to the 1940 Act, the Fund may repurchase its common shares on a securities exchange (provided that the Fund has informed its shareholders within the preceding six months of its intention to repurchase such shares) or pursuant to tenders and may also repurchase shares privately if the Fund meets certain conditions regarding, among other things, distribution of net income for the preceding fiscal year, status of the seller, price paid, brokerage commission, prior notice to shareholders of an intention to purchase shares and purchasing in a manner and on a basis that does not discriminate unfairly against the other shareholders through their interest in the Fund.

When the Fund repurchase its common shares for a price below net asset value, the net asset value of the common shares that remain outstanding shares will be enhanced, but this does not necessarily mean that the market price of the outstanding common shares will be affected, either positively or negatively. The repurchase of common shares will reduce the total assets of the Fund available for investment and may increase the Fund’s expense ratio.

TAXATION

The following discussion is a brief summary of certain U.S. federal income tax considerations affecting the Fund and, as the case may be, its shareholders and noteholders who purchase notes in this offering at the original issue price equal to the face amount of the Notes. A more complete discussion of the tax rules applicable to the Fund, its shareholders and its noteholders can be found in the SAI that is incorporated by reference into this prospectus. This discussion assumes you are a U.S. person (as defined for U.S. federal income tax purposes) and that you hold your shares or notes as capital assets (generally, for investment). The discussion is based upon current provisions of the Internal Revenue Code of 1986, as amended (the “Code”), Treasury regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all of which are subject to change or differing interpretations, possibly with retroactive effect. No ruling has been or will be sought from the IRS regarding any matter discussed herein. Counsel to the Fund has not rendered and will not render any legal opinion regarding any tax consequences relating to the Fund or an investment in the Fund. No attempt is made to present a detailed explanation of all U.S. federal, state, local and foreign tax concerns affecting the Fund and its shareholders and noteholders (including shareholders and noteholders subject to special tax rules and shareholders owning large positions in the Fund).

The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisers to determine the tax consequences to them of investing in the Fund.

Taxation of the Fund

The Fund has elected to be treated and has qualified as, and intends to continue to qualify annually as, a regulated investment company under Subchapter M of the Code. Accordingly, the Fund must, among other things,

(i)  derive in each taxable year at least 90% of its gross income from (a) dividends, interest (including tax-exempt interest), payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currencies and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership”); and

(ii)  diversify its holdings so that, at the end of each quarter of each taxable year (a) at least 50% of the market value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities of (I) any one issuer (other than U.S. government securities and the securities of other regulated investment companies), (II) any two or more issuers (other than regulated investment companies) that the Fund controls and that are determined to be engaged in the same business or similar or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a regulated investment company, the Fund generally is not subject to U.S. federal income tax on income and gains that it distributes each taxable year to shareholders, provided that it distributes at least 90% of the sum of the Fund’s (i) investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gain over net long-term capital loss and other taxable income other than any net capital gain (as defined below) reduced by deductible expenses) determined without regard to the deduction for dividends and distributions paid and (ii) net tax-exempt interest income (the excess of its gross tax-exempt interest income over certain disallowed deductions). The Fund intends to distribute at least annually substantially all of such income. The Fund will be subject to income tax at regular corporate rates on any investment company taxable income and net capital gain that it does not distribute to its shareholders.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% federal excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount at least equal to the sum of (i) 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) 98.2% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year (unless an election is made to use the Fund’s fiscal year), and (iii) certain undistributed amounts from previous years on which the Fund paid no U.S. federal income tax. While the Fund intends to distribute any income and capital gains in the manner necessary to minimize imposition of the 4% federal excise tax, there can be no assurance that sufficient amounts of the Fund’s ordinary income and capital gains will be distributed to avoid entirely the imposition of the tax. In that event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirement.

If for any taxable year the Fund does not qualify as a regulated investment company, all of its taxable income (including its net capital gain) will be subject to tax at regular corporate rates without any deduction for distributions to shareholders.

Taxation of Shareholders

The Fund intends to take the position that under present law both the fixed rate preferred shares and variable rate preferred shares will constitute equity rather than debt of the Fund for federal income tax purposes. It is possible, however, that the Internal Revenue Service (the “IRS”) could take a contrary position asserting, for example, that the fixed rate preferred shares and variable rate preferred shares constitute debt of the Fund. The Fund believes this position, if asserted, would be unlikely to prevail. If that position were upheld distributions on the fixed rate preferred shares and variable rate preferred shares would be considered interest, taxable as ordinary income regardless of the taxable income of the Fund. The following discussion assumes the fixed rate preferred shares and variable-rate preferred shares are treated as equity.

Distributions paid to you by the Fund from its investment company taxable income, which includes the excess of net short-term capital gains over net long-term capital losses (together referred to hereinafter as “ordinary income dividends”) are generally taxable to you as ordinary income to the extent of the Fund’s earnings and profits. Provided that certain holding period requirements (as described below) and other requirements are met, such distributions (if properly reported by the Fund) may qualify (i) for the dividends received deduction in the case of corporate shareholders to the extent that the Fund’s income consists of dividend income from U.S. corporations, and (ii) in the case of individual shareholders, as qualified dividend income eligible to be taxed at long-term capital gains rates to the extent that the Fund receives qualified dividend income. Qualified dividend income is, in general, dividend income from taxable domestic corporations and certain qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualifying comprehensive tax treaty with the United States, or whose stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States).

For the Fund to receive tax-advantaged qualified dividends, the Fund must hold the otherwise qualified stock for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date (or, in the case of preferred stock, more than 90 days during the 181-day period beginning 90 days before the ex-dividend date). The “ex-dividend date” is the date which is established by a stock exchange (usually two business days before the record date) whereby the owner of a security at the commencement of such date is entitled to receive the next issued dividend payment for such security, even if the security is sold by such owner on the ex-dividend date or thereafter. In addition, for dividends to be tax-advantaged qualified dividends, the Fund cannot have an option to sell or be under a contractual obligation to sell (pursuant to a short sale or otherwise) substantially identical stock or securities. Accordingly, the Fund’s writing of call options may, depending on the terms of the option, adversely impact the Fund’s ability to pay tax-advantaged qualified dividends. For an individual shareholder to be taxed at the rates applicable to tax-advantaged qualified dividends on dividends received from the Fund that are attributable to tax-advantaged qualified dividends received by the Fund, the shareholder must hold its common shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date for the Fund’s common shares (or, in the case of preferred stock, more than 90 days during the 181-day period beginning 90 days before the ex-dividend date for the Fund’s preferred shares). Consequently, short-term investors in the Fund may not realize the benefits of tax-advantaged qualified dividends. There can be no assurance as to the portion of the Fund’s dividends that will be tax-advantaged.

Distributions made to you from net capital gain, which is the excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to you but retained by the Fund, are taxable to you as long-term capital gains if they have been properly reported by the Fund, regardless of the length of time you have owned Fund shares. The maximum U.S. federal income tax rate on net long-term capital gain of individuals is generally 20%.

Distributions in excess of the Fund’s current and accumulated earnings and profits will first reduce the adjusted tax basis of your shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to you (assuming the shares are held as a capital asset). Generally, not later than 60 days after the close of its taxable year, the Fund will provide you with a written notice reporting the amount of any qualified dividend income or capital gain dividends and other distributions.

The sale or other disposition of shares of the Fund will generally result in capital gain or loss to you, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale and are a capital asset in your hands. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividends) by you with respect to such Fund shares. A loss realized on a sale or exchange of shares of the Fund will be disallowed if other substantially identical shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date of the sale or exchange of the shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Dividends and other taxable distributions are taxable to you even though they are reinvested in additional shares of the Fund. Dividends and other distributions paid by the Fund are generally treated as received by a shareholder at the time the dividend or distribution is made. If, however, the Fund pays you a dividend or makes a distribution in January that was declared in the previous October, November or December and you were the shareholder of record on a specified date in one of such months, then such dividend or distribution will be treated for tax purposes as being paid by the Fund and received by you on December 31 of the year in which the dividend or distribution was declared.

The Fund is required in certain circumstances to backup withhold on taxable dividends or distributions and certain other payments paid to non-corporate holders of the Fund’s shares who do not furnish the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Taxation of Noteholders

This discussion assumes that the notes will not be issued with original issue discount for U.S. federal income tax purposes. Accordingly, noteholders will be required to include payments of interest on the notes in their gross income in accordance with their method of accounting for U.S. federal income tax purposes.

Any gain or loss from the disposition of the notes will generally be treated as capital gain for noteholders who hold the notes as capital assets and as long-term capital gain or loss if the notes have been held for more than one year as of the date of disposition. However, a portion of such gain may be required to be treated as ordinary income under special rules of the Code governing the treatment of market discount. A noteholder who acquires a note at a market discount (i.e., at a price less than the principal amount or the “adjusted issue price” as determined for tax purposes, if relevant), such as a subsequent purchaser of the notes, will be required to treat as ordinary income a portion of any gain realized upon a disposition of the note equal to the amount of market discount deemed to have been accrued as of the date of disposition unless an election is made to include such discount in income on a current basis. A noteholder who acquires a note at a market discount and does not elect to include such discount in income on a current basis will be required to defer deduction of a portion of interest paid or accrued on debt incurred or continue to purchase or carry the note until the noteholder disposes of the note. These rules may have an effect on the price that can be obtained upon the sale of a note. Amounts received upon a sale or redemption of the notes will be subject to tax as ordinary income to the extent of any accrued and unpaid interest on the notes as of the date of redemption.

Noteholders may be subject to backup withholding with respect to interest paid to non-corporate holders of the Fund’s notes and amounts realized on the disposition of the Fund’s notes, unless the noteholder furnishes the Fund with their correct taxpayer identification number (in the case of individuals, their social security number) and certain certifications, or who are otherwise subject to backup withholding. Backup withholding is not an additional tax. Any amounts withheld from payments made to you may be refunded or credited against your U.S. federal income tax liability, if any, provided that the required information is furnished to the IRS.

Taxation of Subscription Rights

As described more fully below, the distribution of subscription rights may be a taxable or non-taxable distribution. Subject to certain exceptions (which may apply), distributions of subscription rights to common shareholders are generally non-taxable distributions and distributions of subscription rights to preferred shareholders (subject to certain exceptions not applicable to the Fund) are generally taxable distributions.

Holders of Common Shares

The U.S. federal income tax consequences to a holder of common shares on the receipt of subscription rights should, as a general matter, be as follows:

If the subscription rights are offered to common shareholders, the value of a subscription right will not be includible in the income of such shareholders at the time the subscription right is issued.

The basis of a subscription right issued to common shareholders will be zero, and the basis of the share with respect to which the subscription right was issued (the old share) will remain unchanged, unless either (a) the fair market value of the subscription right on the date of distribution is at least 15% of the fair market value of the old share, or (b) such shareholder affirmatively elects (in the manner set out in Treasury regulations under the Code) to allocate to the subscription right a portion of the basis of the old share. If either (a) or (b) applies, a common shareholder must allocate basis between the old share and the subscription right in proportion to their fair market values on the date of distribution.

The basis of a subscription right purchased in the market will generally be its purchase price.

The holding period of a subscription right issued to a common shareholder will include the holding period of the old share.

No loss will be recognized by a common shareholder if a subscription right distributed to such shareholder expires unexercised because the basis of the old share may be allocated to a subscription right only if the subscription right is sold or exercised. If a subscription right that has been purchased in the market expires unexercised, there will be a recognized loss equal to the basis of the subscription right.

Any gain or loss on the sale of a subscription right will be a capital gain or loss if the subscription right is held as a capital asset (which in the case of subscription rights issued to shareholders will depend on whether the old share is held as a capital asset), and will be a long-term capital gain or loss if the holding period is deemed to exceed one year. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which $3,000 of capital losses may be offset against ordinary income).

No gain or loss will be recognized by a common shareholder upon the exercise of a subscription right, and the basis of any share acquired upon exercise (the new share) will equal the sum of the basis, if any, of the sub-

scription right and the subscription price paid for the new share. The holding period for the new share will begin on the date when the subscription right is exercised.

Holders of Preferred Shares

The U.S. federal income tax consequences to a holder of preferred shares on the receipt of subscription rights should, as a general matter, be as follows:

As more fully described below, if the subscription rights are offered to preferred shareholders, upon receipt of a subscription right, a preferred shareholder generally will be treated as receiving a taxable distribution in an amount equal to the fair market value of the subscription right the preferred shareholder receives.

To the extent that the distribution is made out of the Fund’s earnings and profits, the subscription right will be a taxable dividend to the preferred shareholder. If the amount of the distribution received by the preferred shareholder exceeds such shareholder’s proportionate share of the Fund’s earnings and profits, the excess will reduce the preferred shareholder’s tax basis in the preferred shares with respect to which the subscription right was issued (the old share). To the extent that the excess is greater than the preferred shareholder’s tax basis in the old shares, such excess will be treated as gain from the sale of the old shares. If the preferred shareholder held the old shares for more than one year, such gain will be treated as long-term capital gain.

A preferred shareholder’s tax basis in the subscription rights received will equal the fair market value of the subscription rights on the date of the distribution.

A preferred shareholder who allows the subscription rights received to expire generally will recognize a short-term capital loss. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which $3,000 of capital losses may be offset against ordinary income).

A preferred shareholder who sells the subscription rights will recognize a gain or loss equal to the difference between the amount realized on the sale and the preferred shareholder’s tax basis in the subscription rights as described above.

A preferred shareholder will not recognize any gain or loss upon the exercise of the subscription rights received in the rights offering. The tax basis of the shares acquired through exercise of the subscription rights (the new shares) will equal the sum of the subscription price for the new shares and the preferred shareholder’s tax basis in the subscription rights as described above. The holding period for the new shares acquired through exercise of the subscription rights will begin on the day following the date on which the subscription rights are exercised.

Shareholders and noteholders are urged to consult their tax advisers regarding specific questions as to U.S.  federal, foreign, state, local income or other taxes.

CUSTODIAN, TRANSFER AGENT AND DIVIDEND DISBURSING AGENT

State Street Bank and Trust (the “Custodian”), located at One Heritage Drive, Palmer 2N, North Quincy, Massachusetts 02171, serves as the custodian of the Fund’s assets pursuant to a custody agreement. Under the custody agreement, the custodian holds the Fund’s assets in compliance with the 1940 Act. For its services, the Custodian will receive a monthly fee based upon, among other things, the average value of the total assets of the Fund, plus certain charges for securities transactions.

Computershare, located at P.O. Box 43010, Providence, Rhode Island 02940, serves as the Fund’s dividend disbursing agent, as agent under the Fund’s Plan and as transfer agent and registrar with respect to the common shares of the Fund.

Computershare also serves as the Fund’s transfer agent, registrar, dividend disbursing agent and redemption agent with respect to the preferred shares.

PLAN OF DISTRIBUTION

We may sell securities through underwriters or dealers, directly to one or more purchasers, through agents, to or through underwriters or dealers, or through a combination of any such methods of sale. The applicable Prospectus Supplement will identify any underwriter or agent involved in the offer and sale of our securities, any sales loads, discounts, commissions, fees or other compensation paid to any underwriter, dealer or agent, the offering price, net proceeds and use of proceeds and the terms of any sale.

The distribution of our securities may be effected from time to time in one or more transactions at a fixed price or prices, which may be changed, at prevailing market prices at the time of sale, at prices related to such prevailing market prices, or at negotiated prices, provided, however, that the offering price per share in the case of common shares, must equal or exceed the net asset value per share, exclusive of any underwriting commissions or discounts, of our common shares.

We may sell our securities directly to, and solicit offers from, institutional investors or others who may be deemed to be underwriters as defined in the Securities Act for any resales of the securities. In this case, no underwriters or agents would be involved. We may use electronic media, including the Internet, to sell offered securities directly.

In connection with the sale of our securities, underwriters or agents may receive compensation from us in the form of discounts, concessions or commissions. Underwriters may sell our securities to or through dealers, and such dealers may receive compensation in the form of discounts, concessions or commissions from the underwriters and/or commissions from the purchasers for whom they may act as agents. Underwriters, dealers and agents that participate in the distribution of our securities may be deemed to be underwriters under the Securities Act, and any discounts and commissions they receive from us and any profit realized by them on the resale of our securities may be deemed to be underwriting discounts and commissions under the Securities Act. Any such underwriter or agent will be identified and any such compensation received from us will be described in the applicable Prospectus Supplement. The maximum commission or discount to be received by any FINRA member or independent broker-dealer will not exceed eight percent. We will not pay any compensation to any underwriter or agent in the form of warrants, options, consulting or structuring fees or similar arrangements.

If a Prospectus Supplement so indicates, we may grant the underwriters an option to purchase additional shares at the public offering price, less the underwriting discounts and commissions, within 45 days from the date of the Prospectus Supplement, to cover any overallotments.

To facilitate an offering of securities in an underwritten transaction and in accordance with industry practice, the underwriters may engage in transactions that stabilize, maintain, or otherwise affect the market price of the securities. Those transactions may include overallotment, entering stabilizing bids, effecting syndicate covering transactions, and reclaiming selling concessions allowed to an underwriter or a dealer.

•	An overallotment in connection with an offering creates a short position in the securities for the underwriter’s own account.

•	An underwriter may place a stabilizing bid to purchase the shares for the purpose of pegging, fixing, or maintaining the price of the securities.

•

Underwriters may engage in syndicate covering transactions to cover overallotments or to stabilize the price of the securities subject to the offering by bidding for, and purchasing, the securities or any other securities in the open market in order to reduce a short position created in connection with the offering.

•

The managing underwriter may impose a penalty bid on a syndicate member to reclaim a selling concession in connection with an offering when the securities originally sold by the syndicate member are purchased in syndicate covering transactions or otherwise.

Any of these activities may stabilize or maintain the market price of the securities above independent market levels. The underwriters are not required to engage in these activities, and may end any of these activities at any time.

Any underwriters to whom the offered securities are sold for offering and sale may make a market in the offered securities, but the underwriters will not be obligated to do so and may discontinue any market-making at any time without notice. The offered securities may or may not be listed on a securities exchange. We cannot assure you that there will be a liquid trading market for the offered securities.

Any fixed rate preferred shares sold pursuant to a Prospectus Supplement will likely be listed on NYSE MKT.

Under agreements into which we may enter, underwriters, dealers and agents who participate in the distribution of our securities may be entitled to indemnification by us against certain liabilities, including liabilities under the Securities Act of 1933. Underwriters, dealers and agents may engage in transactions with us, or perform services for us, in the ordinary course of business.

If so indicated in the applicable Prospectus Supplement, we will ourselves, or will authorize underwriters or other persons acting as our agents to solicit offers by certain institutions to purchase our securities from us pursuant to contracts providing for payment and delivery on a future date. Institutions with which such contacts may be made include commercial and savings banks, insurance companies, pension funds, investment companies, educational and charitable institutions and others, but in all cases such institutions must be approved by us. The obligation of any purchaser under any such contract will be subject to the condition that the purchase of the securities shall not at the time of delivery be prohibited under the laws of the jurisdiction to which such purchaser is subject. The underwriters and such other agents will not have any responsibility in respect of the validity or performance of such contracts. Such contracts will be subject only to those conditions set forth in the Prospectus Supplement, and the Prospectus Supplement will set forth the commission payable for solicitation of such contracts.

To the extent permitted under the 1940 Act and the rules and regulations promulgated thereunder, the underwriters may from time to time act as brokers or dealers and receive fees in connection with the execution of our portfolio transactions after the underwriters have ceased to be underwriters and, subject to certain restrictions, each may act as a broker while it is an underwriter.

A Prospectus and accompanying Prospectus Supplement in electronic form may be made available on the websites maintained by underwriters. The underwriters may agree to allocate a number of securities for sale to their online brokerage account holders. Such allocations of securities for Internet distributions will be made on the same basis as other allocations. In addition, securities may be sold by the underwriters to securities dealers who resell securities to online brokerage account holders.

In order to comply with the securities laws of certain states, if applicable, our securities offered hereby will be sold in such jurisdictions only through registered or licensed brokers or dealers.

LEGAL MATTERS

Certain legal matters will be passed on by Skadden, Arps, Slate, Meagher & Flom LLP, 4 Times Square, New York, New York 10036 in connection with the offering of the Fund’s securities.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP serves as the Independent Registered Public Accounting Firm of the Fund and audits the financial statements of the Fund. PricewaterhouseCoopers LLP is located at 300 Madison Avenue, New York, New York 10017.

ADDITIONAL INFORMATION

The Fund is subject to the informational requirements of the Securities Exchange Act of 1934 Act and the 1940 Act and in accordance therewith files, or will file, reports and other information with the SEC. Reports, proxy statements and other information filed by the Fund with the SEC pursuant to the informational requirements of the 1934 Act and the 1940 Act can be inspected and copied at the public reference facilities maintained by the SEC, 100 F Street, N.E., Washington, D.C. 20549. The SEC maintains a web site at http://www.sec.gov containing reports, proxy and information statements and other information regarding registrants, including the Fund, that file electronically with the SEC.

The Fund’s common shares are listed on the NYSE MKT. Reports, proxy statements and other information concerning the Fund and filed with the SEC by the Fund will be available for inspection at the NYSE MKT, 20 Broad Street, New York, New York 10005.

This Prospectus constitutes part of a Registration Statement filed by the Fund with the SEC under the Securities Act and the 1940 Act. This Prospectus omits certain of the information contained in the Registration Statement, and reference is hereby made to the Registration Statement and related exhibits for further information with respect to the Fund and the shares offered hereby. Any statements contained herein concerning the provisions of any document are not necessarily complete, and, in each instance, reference is made to the copy of such document filed as an exhibit to the Registration Statement or otherwise filed with the SEC. Each such statement is qualified in its entirety by such reference. The complete Registration Statement may be obtained from the SEC upon payment of the fee prescribed by its rules and regulations or free of charge through the SEC’s web site (http://www.sec.gov).

PRIVACY PRINCIPLES OF THE FUND

The Fund is committed to maintaining the privacy of its shareholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information the Fund collects, how the Fund protects that information and why, in certain cases, the Fund may share information with select other parties.

Generally, the Fund does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Fund. The Fund does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

The Fund restricts access to non-public personal information about its shareholders to employees of the Fund’s Investment Adviser and its affiliates with a legitimate business need for the information. The Fund maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

Certain statements in this Prospectus constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the Fund to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Such factors include, among others, those listed under “Risk Factors and Special Considerations” and elsewhere in this Prospectus. As a result of the foregoing and other factors, no assurance can be given as to the future results, levels of activity or achievements, and neither the Fund nor any other person assumes responsibility for the accuracy and completeness of such statements.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

An SAI dated as of April 3, 2013, has been filed with the SEC and is incorporated by reference in this Prospectus. An SAI may be obtained without charge by writing to the Fund at its address at One Corporate Center, Rye, New York 10580-1422 or by calling the Fund toll-free at (800) GABELLI (422-3554). The Table of Contents of the SAI is as follows:

APPENDIX A

CORPORATE BOND RATINGS

MOODY’S INVESTORS SERVICE, INC.

Aaa	Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa	Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long-term risk appear somewhat larger than in Aaa Securities.

A	Bonds that are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment some time in the future.

Baa	Bonds that are rated Baa are considered as medium-grade obligations i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba	Bonds that are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B	Bonds that are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small. Moody’s applies numerical modifiers (1, 2, and 3) with respect to the bonds rated Aa through B. The modifier 1 indicates that the company ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the company ranks in the lower end of its generic rating category.

Caa	Bonds that are rated Caa are of poor standing. These issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca	Bonds that are rated Ca represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C	Bonds that are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

STANDARD & POOR’S RATINGS SERVICES

AAA	This is the highest rating assigned by S&P to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

AA	Debt rated AA has a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

A	Principal and interest payments on bonds in this category are regarded as safe. Debt rated A has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

A-1

BBB	This is the lowest investment grade. Debt rated BBB has an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

Speculative Grade

Debt rated BB, CCC, CC and C are regarded, on balance as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation, and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions. Debt rated C I is reserved for income bonds on which no interest is being paid and debt rated D is in payment default.

In July 1994, S&P initiated an “r” symbol to its ratings. The “r” symbol is attached to derivatives, hybrids and certain other obligations that S&P believes may experience high variability in expected returns due to noncredit risks created by the terms of the obligations.

AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major categories.

“NR” indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

A-2

3,097,284 Rights

Subscription Rights to Acquire Common Shares and Series A Preferred

Issuable Upon Exercise of Rights to

Subscribe to Such Common Shares and Series A Preferred

PROSPECTUS SUPPLEMENT

May 6, 2013